SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                              ORALABS HOLDING CORP.
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                  (Name of Registrant as Specified in Charter)




     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required


[_]  $125.00 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)   Title of each class of securities to which transaction applies:
     COMMON STOCK, $0.001 PAR VALUE
     ------------------------------


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2)   Aggregate number of securities to which transaction applies:
     21,364,085 SHARES
     -----------------


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Per share price based upon average of the final bid and ask price (i.e., $2.66) as of the close of trading on August 8, 2005
                              -------------------------------------------------


4)   Proposed maximum aggregate value of transaction:
     21,364,085 TIMES 2.66 = $56,828,466.10
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5)   Total fee paid:   $6,688.71 ($56,828,466.10 TIMES 0.00011770)
                       --------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid:
                          -----------------------------------------------------
2) Form, Schedule or Registration Statement Number:

3) Filing party:
                ---------------------------------------------------------------

4) Date filed:
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                                 PROXY STATEMENT
                              ORALABS HOLDING CORP.
                              18685 E. Plaza Drive
                             Parker, Colorado 80134
                            Telephone (303) 783-9499




Dear Stockholder:                                     ___________________, 2005

         You are cordially invited to attend the annual meeting of shareholders of OraLabs Holding Corp. ("OraLabs" or the "Company") to be held at 18685 E. Plaza Drive, Parker, Colorado on September 30, 2005 at 10:00 a.m., Mountain Time.

         At the meeting you will be asked to consider and vote upon the matters described in the accompanying notice and Proxy Statement. Whether or not you plan to attend the annual meeting, please sign and date the enclosed Proxy card and return it promptly in the enclosed postage-prepaid envelope.

                                         Sincerely,

                                         Your Board of Directors



         The proposed transactions have not been approved or disapproved by the Securities and Exchange Commission or any state securities regulator nor has the Commission or any state securities regulator passed upon the fairness or merits of the proposed transactions or upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is unlawful.

     This Proxy Statement and Proxy are being mailed to OraLabs' shareholders on or about _____________________, 2005.

                                 PROXY STATEMENT
                              ORALABS HOLDING CORP.
                              18685 E. Plaza Drive
                             Parker, Colorado 80134
                            Telephone (303) 783-9499


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               September 30, 2005

         At the annual meeting you will be asked to consider and vote upon the following matters:

1. Approval of the Stock Exchange Agreement ("Exchange Agreement"), dated as of February 23, 2005 and amended as of June 20, 2005, by and among OraLabs, NVC Lighting Investment Holdings Limited ("NVC"), and Mr. Chang-Jiang Wu, Mr. Yong-Hong Hu, and Mr. Gang Du (collectively referred to as the "NVC Shareholders"), and the share issuances described therein. The transactions contemplated by the Exchange Agreement include: (i) the issuance by OraLabs of shares representing approximately 94% of the fully diluted outstanding common stock of OraLabs (after giving effect to the redemption and stock issuances described in (ii) and (iii) below) in exchange for the transfer to OraLabs of all of the ownership interests in NVC, which is held by the NVC Shareholders; (ii) the redemption of all of the common stock of OraLabs held by its President, Gary H. Schlatter, individually, in exchange for the transfer to Mr. Schlatter of all of the common stock held by OraLabs in its wholly-owned subsidiary, OraLabs, Inc. (the "Redemption Proposal"); and
     (iii) the adoption of the 2005 Director Stock Plan (a copy of which is attached as Annex 4 to the accompanying Proxy Statement) and the issuance under that Plan to each of the three present non-employee directors of 100,000 shares of common stock. The effect of these transactions will include that after the Closing, the business previously engaged in by OraLabs will no longer be conducted by OraLabs, and instead, OraLabs will only conduct the business of NVC which will become a subsidiary of OraLabs.

2.   Election of the individuals designated by NVC as directors of OraLabs.

3. Amendment of the Articles of Incorporation of OraLabs to change its name to "NVC Lighting Corporation" and to increase the authorized number of shares of common stock to 200,000,000 shares.

4. Approval of the "2005 Stock Option, SAR and Stock Bonus Plan" (a copy of which is attached as Schedule 3 to the Stock Exchange Agreement attached hereto as Annex 1 to the accompanying Proxy Statement) of OraLabs that will cover 5,000,000 shares of common stock.

5. Ratification of the appointment of Murrell, Hall, McIntosh & Co., PLLP as our independent registerd public accounting firm for fiscal year 2005.

6. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         In light of the actual conflicting interest of Mr. Schlatter in the transactions, the Board of Directors formed a Special Committee consisting of Michael I. Friess and Robert C. Gust to evaluate the Exchange Agreement and to negotiate it on behalf of OraLabs. The Board of Directors, considering among other things, the recommendation of the Special Committee, has approved the Exchange Agreement and determined it to be advisable. Approval of the Board was unanimous except that Mr. Schlatter abstained from the vote. As the two members of the Special Committee and the other non-employee director are each to receive shares of OraLabs common stock at the Closing, the Special Committee retained the services of Capitalink, L.C., the Special Committee's financial advisor, who provided its written opinion that as of August 10, 2005, based on and subject to the limitations, assumptions and qualifications stated in its opinion, the completion of the transactions contemplated by the Exchange Agreement is fair to OraLabs' nonaffiliated public shareholders from a financial point of view.

         The Board of Directors has fixed the close of business on August 30, 2005 as the record date for determining all shareholders entitled to receive notice of the annual meeting and to vote at such meeting or any adjournment(s) thereof. A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the voting power of the outstanding shares are represented by shareholders present at the meeting in person or by proxy. The approval of the Redemption Proposal requires the affirmative vote of the holders of at least the majority of the shares of our common stock entitled to vote as of the record date. The approval of the other proposals require the affirmative vote of the holders of at least a majority of the shares of our common stock present at the meeting in person or by proxy.

         The Board of Directors appreciates and welcomes stockholder participation in OraLabs' affairs. Whether or not you plan to attend the annual meeting, please vote by completing, signing and dating the enclosed Proxy and returning it promptly to OraLabs in the enclosed self-addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your Proxy and vote your shares in person.

         Shareholders of OraLabs who do not vote in favor of the proposed transactions will have the right to dissent and to seek appraisal of the fair value of their shares if the transactions are completed and they comply with the procedures under Colorado law explained in the accompanying Proxy Statement.

         The transactions are described in the accompanying Proxy Statement, which you are urged to read carefully. A copy of the Stock Exchange Agreement is attached as Annex 1 to the accompanying Proxy Statement.

                                     By Order of the Board of Directors

                                     Michael I. Friess, Secretary

Parker, Colorado

_____________________, 2005



                                TABLE OF CONTENTS
SUMMARY TERM SHEET................................................................................................1
QUESTIONS AND ANSWERS ABOUT THE PROPOSED TRANSACTIONS.............................................................4
SUMMARY...........................................................................................................6
     Reasons for Engaging in the Transaction......................................................................7
     Recommendation of the Special Committee and Board of Directors...............................................8
     Opinion of Capitalink, L.C...................................................................................8
     OraLabs' Position as to the Fairness of the Proposed Transactions............................................8
     Interests of our Directors in the Proposed Transactions......................................................9
     Election of Directors, Approval of the Name Change and Increase in Authorized Shares.........................9
     Approval of the 2005 Stock Option, SAR and Stock Bonus Plan..................................................9
     Plans for OraLabs After Closing of the Proposed Transactions.................................................9
     Conditions to the Exchange Agreement.........................................................................9
     Termination of the Exchange Agreement.......................................................................10
     Dissenters' Rights of Appraisal.............................................................................10
NVC BUSINESS.....................................................................................................10
     Background..................................................................................................10
     General.....................................................................................................11
     Products....................................................................................................12
     PRC Green Lights Program....................................................................................14
     Production..................................................................................................15
     Research and Development....................................................................................15
     Sales, Marketing and Distribution...........................................................................15
     Backlog and Material Customers..............................................................................16
     Competition.................................................................................................16
     Intellectual Property.......................................................................................17
     Employees...................................................................................................17
     Properties..................................................................................................17
     Legal Proceedings...........................................................................................18
     Risk Factors................................................................................................18
     NVC Management..............................................................................................23
     Executive Compensation......................................................................................25
     Summary Compensation Table..................................................................................25
     Option Grants...............................................................................................25
SUMMARY HISTORICAL FINANCIAL DATA FOR ORALABS....................................................................25
SUMMARY HISTORICAL FINANCIAL DATA FOR NVC........................................................................26
PRO FORMA COMBINED SUMMARY OF HISTORICAL FINANCIAL DATA..........................................................28
NVC'S MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS.................................................29
     Significant Accounting Estimates and Policies...............................................................29
     Comparison of Three Months Ended March 31, 2005 and 2004....................................................29
     Comparison of Years Ended December 31, 2004 and 2003........................................................31
     Comparison of Years Ended December 31, 2003 and 2002........................................................32
     New Accounting Pronouncements...............................................................................33
INFORMATION CONCERNING THE ANNUAL MEETING........................................................................34
     Time, Place and Date........................................................................................34
     Purpose of the Annual Meeting...............................................................................35
     Record Date; Voting at the Meeting; Quorum..................................................................35
     Required Vote...............................................................................................35
     Voting and Revocation of Proxies............................................................................35
     Action to be Taken at the Annual Meeting....................................................................35
     Proxy Solicitation..........................................................................................36
PROPOSAL ONE.....................................................................................................36
SPECIAL FACTORS..................................................................................................36
     Background of the Proposed Transactions.....................................................................36

                                       i

RECOMMENDATION OF THE SPECIAL COMMITTEE AND BOARD OF DIRECTORS; FAIRNESS OF THE PROPOSED TRANSACTIONS............39
     Special Committee...........................................................................................39
     OraLabs Board of Directors..................................................................................40
     Benefits and Detriments of the Proposed Transactions to OraLabs' Nonaffiliated Shareholders.................41
     Opinion of Financial Advisor to the Special Committee.......................................................41
     Interests of Certain Persons in the Proposed Transactions...................................................50
     NASDAQ Listing..............................................................................................50
MARKET FOR THE COMMON STOCK......................................................................................51
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................................................52
     Change in Control...........................................................................................53
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: ORALABS..........................................................54
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: NVC..............................................................54
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT................................................................54
EXECUTIVE COMPENSATION...........................................................................................55
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTIONS............................................55
     Redemption Treatment for Dissenters.........................................................................55
     Constructive Ownership of Stock and Other Issues............................................................56
     Section 302 Tests...........................................................................................56
     Backup Withholding..........................................................................................57
     Fees and Expenses...........................................................................................57
THE EXCHANGE AGREEMENT...........................................................................................58
     The Stock Exchange..........................................................................................58
     Conditions to the Closing of the Exchange Agreement.........................................................59
     Representations and Warranties..............................................................................60
     Covenants...................................................................................................60
     Indemnification.............................................................................................61
     Termination of the Exchange Agreement.......................................................................61
     Fees and Expenses...........................................................................................62
     Amendment/Waiver............................................................................................62
DISSENTERS' RIGHTS OF APPRAISAL..................................................................................62
     Do you have the right to exercise dissenter rights?.........................................................62
     How to exercise dissenter rights............................................................................62
     Right to Dissent............................................................................................63
     Before the Annual Meeting...................................................................................63
     Procedure for Exercise of Dissenters' Rights................................................................63
     After the Annual Meeting....................................................................................63
     Notice from Us..............................................................................................63
     Demand for Payment and Delivery of Share Certificate........................................................64
     Delivery of Payment.........................................................................................64
     How to Dispute Payment Amount...............................................................................65
     Judicial Appraisal of Shares................................................................................65
PROPOSAL TWO.....................................................................................................66
PROPOSAL THREE...................................................................................................66
PROPOSAL FOUR....................................................................................................67
PROPOSAL FIVE....................................................................................................68
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS........................................................68
FINANCIAL STATEMENTS.............................................................................................69
WHERE YOU CAN FIND MORE INFORMATION..............................................................................69
STOCKHOLDER MEETINGS AND PROPOSALS...............................................................................69
AVAILABLE INFORMATION............................................................................................70
SOLICITATION AND EXPENSES........................................................................................70
NVC FINANCIAL STATEMENTS...........................................................................................
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS....................................................
ANNEXES............................................................................................................

                                       ii

August 11, 2005


                               SUMMARY TERM SHEET

         The following summarizes the principal terms of the proposed transactions under which OraLabs Holding Corp., a Colorado corporation ("OraLabs" or the "Company") will acquire the business of NVC Lighting Investment Holdings Limited ("NVC") as a wholly-owned subsidiary of OraLabs. At the same Closing, the ownership of OraLabs, Inc., the OraLabs' operating subsidiary (the "Subsidiary") that conducts the Company's current business, will be transferred to the current President of the Company in consideration of the redemption by OraLabs of all of the stock in OraLabs owned by him individually. This Summary Term Sheet does not contain all of the information that may be important for you to consider when evaluating the merits of the transactions. You are encouraged to read this Proxy Statement, including the annexes and the documents that have been incorporated by reference into this Proxy Statement, in their entirety before voting. Section references are included below to direct you to a more complete description of the topics discussed in this Summary Term Sheet.

     o You are being asked to approve the Stock Exchange Agreement dated as of February 23, 2005 and amended June 20, 2005 (the "Exchange Agreement"), which provides among other things for (i) the acquisition by OraLabs of all of the ownership interests in NVC in consideration for the issuance to the NVC Shareholders of approximately 94% of the total fully diluted outstanding common stock of OraLabs (assuming the redemption and stock issuances described below), (ii) the transfer by OraLabs to its President of all of the common stock owned by OraLabs in its Subsidiary in consideration for the redemption of all of the OraLabs common stock owned by the President individually (the "Redemption Proposal"), and (iii) the approval of the 2005 Director Stock Plan and the issuance under that plan to each of the three non-employee directors of OraLabs of 100,000 shares of OraLabs common stock. Closing under the Exchange Agreement also requires that the shareholders approve the change in the name of the Company to NVC Lighting Corporation, the increase in the number of authorized shares of common stock to 200,000,000, and the approval of the 2005 Stock Option, SAR and Stock Bonus Plan. You will not receive any securities, money or any other consideration as part of the Closing of the transactions, and the interest held by the nonaffiliated OraLabs shareholders, which is currently about 952,665 shares or 20.30% of the OraLabs outstanding common stock, will be diminished to represent approximately 4.2% of the outstanding common stock upon Closing. The total number of shares outstanding upon closing of the transactions will be approximately 22,727,500, which could increase by an approximate 2,191,667 shares if employee options are exercised prior to closing. See "The Exchange Agreement - The Stock Exchange".

     o In order to approve and adopt the proposals, a quorum of shareholders must be present in person or by proxy at the meeting and the proposals must be approved by a majority of shares entitled to vote (with respect to the Redemption Proposal) and by a majority of the shares present at the meeting with respect to the other proposals. Gary H. Schlatter, the President of the Company and the owner individually of approximately 77.34% of the outstanding common stock, intends to vote in favor of all of the matters to be conducted at the annual meeting.

     o Upon Closing our current shareholders will no longer have an interest in the business currently conducted by us. Instead, the public company will be engaging only in the business of NVC through its ownership of NVC as a wholly-owned subsidiary.

     o The common stock of OraLabs is presently listed for public trading on the NASDAQ small cap market. Prior to the Annual Meeting of the Shareholders, OraLabs intends to submit a new listing application to NASDAQ for continued listing on NASDAQ which is required because of the change in the assets and business of OraLabs. One of the conditions to continued listing will be that the minimum bid price of the common stock must not be less than $4.00 per share, which cannot be assured. OraLabs believes that it will meet the other requirements for listing on NASDAQ, but there is no assurance that will occur. In the event that OraLabs does not meet NASDAQ listing requirements upon the closing of the transaction with NVC, the common stock of OraLabs is expected to be publicly traded on the NASD Electronic Bulletin Board over-the-counter market (OTC-BB) until it meets the listing requirements of NASDAQ.

     o The proposed transactions involve actual or potential conflicts of interest because Mr. Schlatter will acquire sole ownership of OraLabs, Inc. upon Closing and because all of the other directors will receive 100,000 shares each of OraLabs common stock as part of the Closing. The Board formed a Special Committee, consisting of Michael I. Friess and Robert C. Gust, for the purposes of considering, negotiating and making a recommendation regarding the proposed transactions. See "Certain Relationships and Related Transactions".

     o In March 2005, we retained the services of Capitalink, L.C. ("Capitalink") as the financial advisor to the Special Committee, to give an opinion as to the fairness of the proposed transactions to our nonaffiliated shareholders. See "Special Factors".

     o On August 10, 2005, Capitalink rendered its opinion to the Special Committee that, as of that date and subject to the assumptions, qualifications and limitations set forth in its opinion, the transactions contemplated by the Exchange Agreement were fair, from a financial point of view, to the holders of OraLabs common stock other than OraLabs' officers and directors and their affiliates. The complete Capitalink opinion is attached to this Proxy Statement as Annex 2. Any summary of Capitalink's opinion in this Proxy Statement , is qualified by reference to the full text of the Opinion that is attached as Annex 2 and which we urge you to read carefully in its entirety. The Opinion was directed to our Special Committee and does not constitute a recommendation as to how any holder of our common stock should vote on the proposed transactions. See "Special Factors - Opinion of Financial Advisor to the Special Committee".

     o The Special Committee determined that the transactions are fair to and in the best interests of our common shareholders, other than our officers, directors and their affiliates, and has recommended to our Board that the transactions should be completed under the terms of the Exchange Agreement. See "Special Factors - Recommendation of the Special Committee.

     o Acting on the recommendation of the Special Committee, our Board of Directors (with Mr. Schlatter abstaining) has approved and adopted the Exchange Agreement and authorized the transactions contemplated in that document, and recommends that you vote for approval and adoption of the Exchange Agreement and the transactions contemplated in that document. See "Special Factors - OraLabs Board of Directors".

     o The Exchange Agreement may be terminated at any time before the completion of the transactions by the mutual written consent of its parties or by any party in certain instances described in the Exchange Agreement. See "Termination of the Exchange Agreement".

     o If you choose not to vote in favor of the Exchange Agreement and the transactions contemplated by that document, Colorado law entitles you to a judicial appraisal of the fair value of your shares of common stock. There are procedural requirements that you will have to follow if you decide to pursue a judicial appraisal, and merely voting against the Exchange Agreement will not preserve your right of appraisal under Colorado law. Unless such expenses are assessed against us by the court, we will not pay any legal fees or expenses that you might incur in this regard. See "Dissenters' Rights of Appraisal".

              QUESTIONS AND ANSWERS ABOUT THE PROPOSED TRANSACTIONS

Q:   What are the proposed transactions?

A: The business of OraLabs will change to that being conducted by NVC. OraLabs will accomplish this by acquiring from the NVC Shareholders all of the ownership interests in NVC in exchange for issuing to the NVC Shareholders the number of shares that will equal approximately 94% of all of the outstanding common stock of OraLabs upon the conclusion of the Closing. At the Closing and immediately after OraLabs' acquisition of NVC as a wholly-owned subsidiary, OraLabs will redeem all of the common stock owned individually by Gary H. Schlatter in exchange for the conveyance to him of all of the shares owned by OraLabs in its operating subsidiary, OraLabs, Inc. As a condition to completion of the Closing, the name of the public company will change from OraLabs to NVC Lighting Corporation, the number of shares of authorized common stock of the Company will be increased to 200,000,000, and the proposed 2005 Stock Plan, SAR and Stock Bonus Plan, 2005 Director Stock Plan and issuance under that plan of 100,000 shares of common stock each to the current non-employee directors of the Company will be approved. After the transactions close, OraLabs will be controlled by the former shareholders of NVC.

Q: What happens to my stock ownership in OraLabs after the transactions are closed?

A: Nonaffiliated shareholders of OraLabs, other than those shareholders who dissent and seek appraisal of the fair value of their shares, will retain their current stock that consists in total of approximately 952,665 shares. Including the 300,000 shares to be issued to the non-employee directors, there will be a total of 411,000 shares owned by the present directors or their affiliates upon completion of the Closing. The ownership in OraLabs of all nonaffiliated shareholders, which is currently about 20.30% of all of the fully-diluted issued and outstanding stock, will be reduced to about 4.2% upon completion of the Closing. The principals of NVC will be issued approximately 21,364,085 shares, which will comprise 94% of the total number of outstanding shares of approximately 22,727,750. These figures do not include the possible exercise by employees of OraLabs of any of the 131,500 employee options currently outstanding. As a result of these transactions, the nonaffiliated shareholders who own approximately 20.30% of the Company that is conducting the current business of OraLabs will instead own about 4.2% of the Company that will then only conduct the business presently conducted by NVC. See "The Exchange Agreement - The Stock Exchange".

Q:   Will OraLabs be a public company after Closing of the transactions?

A: Yes. After the Closing, OraLabs will continue to be a public company registered under Section 12(g) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will continue to be subject to the annual, quarterly and other reporting requirements of the Exchange Act, the other requirements of the Exchange Act and the requirements of the rules and regulations thereunder.

Q:   When do you expect the transactions to close?

A: We are working to complete the transactions as quickly as possible. If the Exchange Agreement and proposed transactions are approved and the other conditions to Closing are satisfied, we expect to complete the transactions on or before September 30, 2005. However, there can be no assurance that the transactions will close by that time, or at all.

Q:   What business is conducted by NVC?

A: NVC is a leading designer, manufacturer, assembler and marketer of lighting fixtures and related products in The People's Republic of China ("PRC"). Its broad product lines are used in residential, commercial and industrial remodeling and in new construction. Its principal lighting products use a variety of light sources in line and low voltage and are designed for reliable and flexible function, energy efficient operation, attractive appearance, and simple installation and servicing. NVC is also engaged in the marketing, design and manufacture of other incandescent, fluorescent and High Intensity Discharge ("HID") lighting products with applications in the commercial lighting market.

     Approximately 91% of the Company's sales in its financial year ended December 31, 2004, were made in the PRC, with approximately 8% in Europe, 0.2% in the Middle East, and 0.2% in Hong Kong. NVC's sales are made to electrical distributors and lighting showrooms as well as to certain wholesale lighting outlets. Such distributors wholesale and/or retail NVC lighting products for use in remodeling of existing structures and in new residential, commercial and institutional construction projects.

Q:   Are there risks involved in closing the transactions with NVC?

A: Yes. After the transactions close, the Company's success will be totally dependent upon the success of NVC and its subsidiaries and affiliates. The success of NVC will depend upon numerous factors, including the continued demand for high quality lighting fixtures and related products in the PRC and Europe, expansion of the production facilities of NVC and acquisition of additional equipment, and the expected growth in marketing into existing and new foreign markets. There are no assurances that NVC's operations will be profitable after the Closing of the transactions, notwithstanding its profitable history during the past three years (see "NVC Business Risk Factors").

Q:   What vote of shareholders is required to approve the transactions?

A:   A quorum of  shareholders  is necessary to hold a valid  meeting.  A quorum will be present if shares representing a majority of the voting power of the outstanding shares of common stock are represented by shareholders present in person at the meeting or by proxy. Approval of the redemption of shares and conveyance of ownership of the Company's operating subsidiary, OraLabs, Inc., to Gary H. Schlatter requires the affirmative vote of at least the majority of shares of common stock of OraLabs entitled to vote as of the record date. The remaining transactions that are proposed to be completed require only the affirmative vote of a majority of the voting power of the outstanding shares of OraLabs' common stock that are present in person or by proxy at the meeting. Mr. Schlatter, who individually owns about 77.34% of the outstanding common stock of OraLabs, intends to vote in favor of all of the proposed transactions, which vote would be sufficient to meet the quorum requirements and approve all of the proposed transactions.

Q:   What are the income tax consequences of the transactions to me?

A: The transactions will not be taxable to the public shareholders of OraLabs, except to the extent that shareholders request an appraisal of the fair value of their shares. In that event, the payment to those shareholders will be taxable. To review a brief description of the federal income tax consequences to those shareholders, see "Material Federal Income Tax Consequences of the Proposed Transactions".

Q: What conflicts of interest does the Board of Directors have in recommending approval of the proposed transactions?

A: Mr. Schlatter has an actual conflict of interest in that upon completion of the proposed transactions, he will become the sole owner of OraLabs, Inc., which he intends to continue to operate as a private company. The three remaining directors, who are not employees of the Company, will each receive 100,000 shares of OraLabs common stock as part of the Closing. The Board of Directors formed a Special Committee consisting of Messrs. Friess and Gust, who negotiated the Exchange Agreement with NVC, hired their own legal counsel, and obtained a fairness opinion from an independent third party. To review the factors considered by the Special Committee and the Board of Directors in approving the Exchange Agreement, see "Special Factors".

Q:   How was the fairness opinion obtained?

A: The Special Committee formed by the Board of Directors independently selected and retained a financial advisor to assist in this process. The committee received an opinion from its financial advisor, on which the Special Committee relied, stating that based on and subject to the limitations, assumptions and qualifications stated in that opinion, as of August 10, 2005, the completion of the proposed transactions was fair to the nonaffiliated OraLabs shareholders from a financial point of view.

Q:   What rights do I have if I oppose the proposed transactions?

A: Shareholders who oppose the proposed transactions may dissent and seek judicial appraisal of the fair value of their shares, but only if they comply with all of the procedures under Colorado law explained in "Dissenters' Rights of Appraisal" and in Annex 3 to this Proxy Statement. It is a condition to the obligation of OraLabs to close the transactions that holders of not more than 100,000 shares of the OraLabs common stock exercise their dissenters' rights.

                                     SUMMARY

         The following summarizes the material aspects of the proposed transactions and highlights selected information contained elsewhere in this Proxy Statement. This summary may not contain all of the information that is important to you, and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement, including the annexes to it, and in the documents incorporated by reference. To understand the proposed transactions fully and for a more complete description of the proposed transactions, you should carefully read this entire Proxy Statement, including the annexes to it and the documents incorporated by reference.

         The annual meeting of shareholders of OraLabs will be held at 10:00 a.m. Mountain Time on September 30, 2005 at the principal offices of OraLabs, 18685 E. Plaza Drive, Parker, Colorado. Only OraLabs shareholders of record at the close of business on the record date, August 30, 2005, will be entitled to notice of, and to vote at, the annual meeting. On the record date, there were ___________ shares of common stock outstanding and entitled to one vote per share at the annual meeting. Our shares are held by approximately ___________ shareholders of record, although there is an additional number of beneficial owners of our common stock.

         Shareholders will be asked to consider approval of the Stock Exchange Agreement ("Exchange Agreement"), dated as of February 23, 2005 and amended June 20, 2005, by and among OraLabs, NVC Lighting Investment Holdings Limited ("NVC"), and Mr. Chang-Jiang Wu, Mr. Yong-Hong Hu, and Mr. Gang Du (collectively referred to as the "NVC Shareholders") (see "Proposal One"). Among other things, the transactions contemplated by the Exchange Agreement include (i) the issuance by OraLabs of shares representing approximately 94% of the fully diluted outstanding common stock of OraLabs (after giving effect to the redemption and share issuances described below) in exchange for the transfer to OraLabs of all of the ownership interests in NVC, which is held by the NVC Shareholders, (ii) the redemption of all of the common stock of OraLabs held by its President, Gary
H. Schlatter, individually, in exchange for the transfer to Mr. Schlatter of all of the common stock held by OraLabs in its wholly-owned subsidiary, OraLabs, Inc., and (iii) approval of the 2005 Director Stock Plan and the issuance under that plan of 100,000 shares of common stock to each of the three non-employee directors of OraLabs. The effect of these transactions will include that after the Closing, the business previously engaged in by OraLabs will no longer be conducted by OraLabs, which instead will conduct only the business of NVC.

         There are a number of factors that you should consider in connection with deciding how to vote your shares. They include:

     o    the background of the transaction;

     o the factors considered by the Special Committee and the Board of Directors;

     o    the opinion of the financial advisor to the Special Committee;

     o    the recommendation of the Special Committee to the Board of Directors;

     o    the purpose and effect of the proposed transactions; and

     o the conflict of interests of certain persons in the proposed transactions.

         These factors, in addition to several other factors to be considered in connection with the proposed transactions, are described in this Proxy Statement. For a detailed discussion of each of these factors, see "Special Factors".

Reasons for Engaging in the Transaction (See "Special Factors - Background of the Proposed Transactions")

         The Company's operating subsidiary, OraLabs, Inc. has been in business since 1990 and became public via a reverse merger in 1997. Prior to becoming public, the sole owner of the subsidiary was Gary H. Schlatter, who believed that by taking the Company public, the Company could use public shares to facilitate its growth and that being public would facilitate providing ownership interests to employees and others with an interest in the Company's business. Those goals were not met. Historically, the trading volume of shares of the public company has been extremely low and the stock price has remained at a level substantially below that which would attract the interest of investors and other members of the financial community. In addition, there have been significant increases in the costs of being a public company arising out of the Sarbanes-Oxley legislation and related rules of the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD"). As noted in the discussion below of the factors considered by the Special
Committee (see "Special Factors"), the Special Committee believed that a reorganization with a company such as NVC that has substantially larger amounts of revenues and which has historically obtained significant net earnings would be beneficial to the nonaffiliated shareholders of OraLabs.

Recommendation of the Special Committee and Board of Directors (See "Special Factors - Recommendation of the Special Committee")

         The Special Committee of our Board of Directors, consisting of two non-employee directors, was formed to consider and evaluate the proposed transactions. The Special Committee approved the Exchange Agreement and determined that the proposed transactions are in the best interests of OraLabs and its nonaffiliated shareholders. The Special Committee recommended to our Board that the Board determine that the proposed transactions are advisable and in the best interest of OraLabs and our nonaffiliated shareholders and that the completion of the proposed transactions is fair to our nonaffiliated shareholders. The Special Committee also recommended that the Board approve the Exchange Agreement and that the Board determine to submit the proposed transactions to our shareholders and recommend that our shareholders vote to adopt the Exchange Agreement. Even though our non-employee directors will be receiving shares at the Closing, our Board determined that the proposed transactions are advisable and in the best interests of and fair to OraLabs and our nonaffiliated shareholders. Accordingly, our Board approved the Exchange Agreement and recommends that you vote FOR the proposal to adopt the Exchange Agreement and approve the proposed transactions.

Opinion of Capitalink, L.C. (See "Opinion of Financial Advisor to the Special Committee" and Annex 2)

         In connection with the proposed transactions, the Special Committee considered the opinion of the Special Committee's financial advisor, Capitalink, L.C., as to the fairness of the proposed transactions to our nonaffiliated shareholders from a financial point of view. Capitalink delivered its opinion to the Special Committee on that, as of August 10, 2005 and based on and subject to the assumptions, limitations and qualifications stated in the opinion, the consideration to be received by our nonaffiliated shareholders pursuant to the Exchange Agreement was fair to those shareholders from a financial point of view. The opinion was provided for the information of the Special Committee and does not constitute a recommendation to any stockholder with respect to any matter relating to the proposed transactions. The full opinion of Capitalink, L.C. is attached as Annex 2.

OraLabs' Position as to the Fairness of the Proposed Transactions (See "Special Factors - OraLabs Board of Directors")

         We believe the proposed transactions to be fair to our nonaffiliated shareholders. In reaching this determination we considered a number of factors, including that:

     o    the financial  performance  of OraLabs as measured by its net earnings
          (loss) has been negative or flat since the end of fiscal year 2001, while on the other hand, the revenues and earnings of NVC have significantly grown since 2003;

     o OraLabs' common stock has historically traded at low prices that do not attract the interest of the investment community and at very low volumes so that there has been minimal liquidity for OraLabs' shareholders even though the stock is traded on the NASDAQ SmallCap Market;

     o Capitalink delivered an opinion to the Special Committee to the effect that as of August 10, 2005, and based on and subject to the limitations, assumptions and qualifications contained in that opinion, the proposed transactions were fair to the nonaffiliated shareholders of OraLabs from a financial point of view; and

     o the proposed transactions were approved and recommended by the Special Committee.

Interests  of  our  Directors  in  the  Proposed   Transactions   (See  "Certain
Relationships and Related Transactions - OraLabs")

         In considering the recommendation of our Board of Directors with respect to the Exchange Agreement and the transactions contemplated thereby, you should be aware that, in addition to the matters discussed above, all of the directors have interests in the proposed transactions that are in addition to or different from the interests of our shareholders generally and that such interests create actual or potential conflicts of interest. Mr. Schlatter will acquire sole ownership of our operating subsidiary, OraLabs, Inc., in exchange for the redemption by OraLabs of all of the shares of OraLabs that Mr. Schlatter owns individually. Mr. Schlatter will retain a beneficial interest in some of the 100,000 shares that The Schlatter Family Partnership owns in OraLabs. The remaining three directors, none of whom are employees, will each receive 100,000 shares of the Company as part of the transactions to occur at Closing.

Election of Directors, Approval of the Name Change, and Increase in Authorized Shares (See "Proposal Two and Proposal Three")

         Immediately upon completion of the Closing, all of the members of the Company's Board of Directors and officers will resign and the three current owners and a non-executive director of NVC will be elected as the four members of the Board of Directors, who will appoint such officers as they determine. Upon approval of the proposed transactions, the name of the Company will change to "NVC Lighting Corporation" or such similar name as determined by the Board of Directors. The name change is intended to convey more clearly a sense of the Company's business after the proposed transactions are closed. In addition, the shareholders will be asked to approve the increase in the number of shares of common stock authorized to be issued by the Company from 25,000,000 to 200,000,000. Upon Closing, there will be issued and outstanding approximately 22,727,700 shares of common stock, which may increase by up to an additional number of approximately 2,192,000 shares to the extent that outstanding employee options are exercised prior to Closing (which will cause an increase in the number of shares to be issued to the NVC principals and their designees), and the remaining authorized shares may be issued as the Board of Directors and/or officers of the Company determine from time to time.

Approval  of the 2005 Stock  Option,  SAR and Stock  Bonus  Plan (See  "Proposal
Four").

         The shareholders will be asked to approve at the annual meeting the proposed 2005 Stock Option, SAR and Stock Bonus Plan. Adoption of the Plan will permit the Company to issue securities to employees, consultants and others who have an interest in the Company.

Plans for OraLabs After Closing of the Proposed Transactions

         After the Closing, the business of OraLabs, Inc., the public company's current subsidiary, will continue to be operated as a private company that will be wholly owned by Mr. Schlatter. The OraLabs shareholders will have no further interest in the operations of OraLabs, Inc.

Conditions to the Exchange Agreement (See "The Exchange Agreement - Conditions to the Closing of the Exchange Agreement")

         Certain conditions must be satisfied before the parties are obligated to close the transactions under the Exchange Agreement, including the following:

          o the Exchange Agreement and all of the transactions contemplated thereby must be approved by the shareholders of OraLabs;

          o OraLabs must receive letters from NVC's independent auditors and attorneys that are satisfactory to OraLabs and confirm the status of certain financial and legal matters relating to NVC's performance under the Exchange Agreement;

          o There must be no legal action that prevents or restrains completion of the proposed transactions;

          o the number of OraLabs shares that are the subject of dissenters' rights exercised by OraLabs' shareholders cannot exceed 100,000 shares; and

          o if continued listing of the public company's shares on the NASDAQ SmallCap Market is not approved by the NASD for reasons attributable to OraLabs, NVC may seek to renegotiate the relative shareholdings to be owned upon completion of the transactions between the NVC shareholders and the OraLabs shareholders.

In addition, other conditions, including the lack of any material adverse change in the condition of the parties and compliance with representations, warranties and covenants, must be satisfied by the parties before the other parties are obligated to complete the proposed transactions.

Termination of the Exchange Agreement (See "The Exchange Agreement - Termination of the Exchange Agreement")

         Either party may terminate the Exchange Agreement if Closing does not occur by September 30, 2005, unless such date is extended by the mutual agreement of the parties, or if there is a legal prohibition or restraint that occurs or is threatened with respect to the proposed Closing, or if NVC or OraLabs breaches any of its representations, warranties or agreements under the Exchange Agreement. The parties may agree at any time (including any time after the annual meeting but before consummation of the proposed transactions) to terminate the Exchange Agreement.

Dissenters' Rights of Appraisal (See "Dissenters Rights of Appraisal")

         Any stockholder who does not wish to approve the Exchange Agreement has the right under Colorado law to have his, her or its shares appraised by a Colorado state district court. This "right of appraisal" is subject to a number of restrictions and technical requirements. Generally, in order to exercise appraisal rights, among other things, you must not vote in favor of the Exchange Agreement or the transactions contemplated thereby and you must make a written demand for appraisal in compliance with Colorado law before the vote on the Exchange Agreement. Merely voting against the Exchange Agreement will not preserve your right of appraisal under Colorado law. Annex 3 to this Proxy Statement contains the Colorado statutes relating to your right of appraisal. Failure to follow all of the steps required by the statutes will result in the loss of your right of appraisal.

                                  NVC BUSINESS
Background

         The principal business of NVC is the design, manufacturing and distribution of an extensive line of lighting fixtures and related lighting products through its 97% owned subsidiary, NVC Industrial Development Company Limited ("NVC Industrial"). NVC Industrial has operations in The People's Republic of China (the "PRC"), Europe, Russia, the Middle East and Hong Kong.
NVC Industrial was registered as a limited liability Sino-foreign joint investment enterprise on January 28, 2003 in Huizhou, Guangdong Province in the PRC, with a registered capital of $1,282,051 (HK$10,000,000) and a defined period of existence of 15 years to January 27, 2018.

         NVC Lighting Investment Holdings Limited ("NVC") was incorporated in the Hong Kong Special Administrative Region in the PRC as a private limited liability company on June 11, 2004. As a result of the reorganization and restructuring of NVC, NVC Lighting Company Limited ("NVC Lighting"), a predecessor of NVC Industrial, ceased operations on April 30, 2003 and, on the same date, certain net assets were distributed totaling $1,767,655 to the registered equity holders of NVC Lighting, who in turn injected the net assets and business into NVC Industrial as part of their capital contribution in NVC. NVC Lighting was originally registered as a limited liability company on November 13, 1998 in Huizhou, Guangdong Province in the PRC with a defined period of existence of 6 years and 49 days to December 31, 2004. On May 1, 2003, the business operations of NVC Lighting were transferred to NVC Industrial. On June 13, 2004, NVC acquired 97% of the outstanding registered capital of NVC Industrial which became a subsidiary of NVC and which was registered as a Sino-foreign joint investment enterprise ("FIE").

         These two transactions were treated as a recapitalization of an existing business in accordance with the requirements of Financial Accounting Standards Opinion No. 141, BUSINESS COMBINATION, EXHIBIT D. The effect of these recapitalizations was rolled back to December 31, 2002 for financial reporting purposes.

         NVC and its subsidiary, NVC Industrial, are hereinafter collectively referred to as NVC.

General

         NVC is a leading designer, manufacturer, assembler and marketer of lighting fixtures and related products in the PRC. Its broad product lines are used in residential, commercial and industrial remodeling and in new construction. Its principal lighting products use a variety of light sources in line and low voltage and are designed for reliable and flexible function, energy efficient operation, attractive appearance, and simple installation and servicing. NVC is also engaged in the marketing, design and manufacture of other incandescent, fluorescent and High Intensity Discharge ("HID") lighting products with applications in the commercial lighting market.

         Approximately 91% of the Company's sales in its financial year ended December 31, 2004, were made in the PRC, with approximately 8% in Europe, 0.2% in the Middle East, and 0.2% in Hong Kong. The Company's sales are made to electrical distributors and lighting showrooms as well as to certain wholesale lighting outlets. Such distributors wholesale and/or retail NVC lighting products for use in remodeling of existing structures and in new residential, commercial and institutional construction projects.

         The Company's primary means of distribution is through independent exclusive distributors of its lighting products located throughout the PRC, Europe, the Middle East, and Russia. NVC has established itself as a lighting supplier by providing high quality and well-designed products, excellent customer service, timely delivery, technical advice and product training. The exclusive distributors maintain their own inventory of NVC lighting products, and, in turn, sell to electrical contractors, builders and at the retail level. Sales to distributors are made through the Company's sales staff and through manufacturers' agents who may also sell other non-competing electrical products. NVC also has a national accounts sales force that focuses on department stores, specialty retail, supermarkets and commercial accounts. NVC works closely with these national accounts to provide custom solutions to their lighting needs and, in turn, to have the Company's lighting products specified for their major renovations or store expansions.

Products

         NVC produces a wide variety of lighting fixtures and related products for residential, commercial and industrial applications.

         The principal lighting products of NVC are (i) lighting control products, such as electronic transformers, electronic ballasts, and control gear for high pressure discharge lamps, and (ii) electrical light sources, such as an incandescent lamp series, fluorescent lamp series, high pressure discharge lamp series, and LED series.

         The lighting product lines of NVC are also designed for home lighting, commercial lighting, and outdoor lighting.

         The home lighting product lines comprise modern chandelier series, ceiling light series, dining room light series, wall light series, mirror light series, floor light series, and cabinet light series.

         The commercial lighting product lines of NVC consist of a downlight series, track lighting series, ceiling spot light and flexible ceiling track lighting light systems, cable system, multiple spot light series, decorative fluorescent luminaries series, reflector downlight series, metal hydride light series, and fluorescent lamp stand series.

         The outdoor lighting systems of NVC are comprised of a fiber-optic series, ground light series, embedded light series, underwater light system, flood light series, road light series, and work light series.

          The following table reflects, in general, the number and type of products produced by NVC during its fiscal years ended December 31, 2002, 2003, and 2004:

   PRODUCTS (UNITS)                                                  2002                2003              2004
   ----------------                                                  ----                ----              ----

   Electronic transformers                                      1,543,245           2,670,824         3,604,321
   Energy-saving lamps                                          1,003,704           1,298,946         1,796,134
   Energy-saving tubes                                            444,257           1,037,578         1,486,036
   Ceiling lamps                                                  148,524             353,193         5,759,874
   Multiple lights                                                157,462             345,234           673,726
   Decorative fluorescent luminaries                              219,047             246,570         3,573,192
   Metal halide lights                                             77,470              80,505           171,070
   Other items                                                  1,386,823           2,007,646        15,216,966
                                                         -------------------------------------------------------
            Total                                              11,408,644          18,710,308        32,281,319
                                                         =======================================================

The following products of NVC are currently the most popular with its customers:

1. ELECTRONIC TRANSFORMERS- Electronic transformers are accessories to lights and light sources in lengthening lighting life, and are extensively used in household lighting and commercial lighting. They are simple and safe to use, are small and light, retard rising temperatures, use low power consumption, and are long lasting.

2. ENERGY-SAVING LAMPS (Also known as "compact fluorescent lamps")- Compared to incandescent lamps, compact fluorescent lamps transform electricity into light with cost savings of nearly 80%. They are more durable, distribute colors more evenly, and are used for indoor and outdoor lighting such as shopping malls and museums. Small fluorescent lamps are often used as an alternative to incandescent lighting because their lamp life is about 10 times longer than incandescent lamps and is 3 to 4 times more efficient.

3. CONTROL GEAR SERIES- These high quality products are the top ranked brand in the PRC in halogen light electronic transformers. NVC offers the following electronic transformer series products: (a) common type electronic transformer; (b) full function (with over-voltage, overload, and short-circuit protection) electronic transformer; (c) dimmable electronic transformer.

4. MULTIPLE SPOTLIGHTS- Multiple spotlights can be installed in different ways with adjustable light direction. They are compatible with various lamps, and have a high color rendering index and narrow beam angle.

5. SPOTLIGHTS- The spotlight series consist primarily of rack spotlights, ceiling spotlights and flexible track systems. They provide options to conform to different and varying space requirements due to adjustable light direction and flexible track designs.

6. REFLECTOR-DOWN LIGHTS- They are fixed to the ceiling, usually fully recessed, re-distributing light by reflectors to meet different lighting requirement. Various styled reflectors made of high quality aluminum prevent oxidization, provide base lighting or point lighting for indoors use, such as shopping malls, business halls, exhibition halls, hotels, meeting halls, homes, etc.

7. METAL HALIDE LIGHTS- The main features of a metal hydride light is its durability, high color renderings, UV-prevention, high efficiency and energy saving, a wide range of wattages and ease of repair. They provide highly efficient multi-angled and long-lasting lighting, and reduce maintenance expenses. These lamps are similar to mercury vapor lamps but use metal halide additives inside the arc tube along with mercury and argon. These additives enable lamps to produce more visible light per watt with improved color rendition. Because of the good color rendition and high lumen output, these lamps are very good for sports arenas, stadiums and similar facilities.

8. DECORATIVE FLUORESCENT LUMINAIRES- Decorative fluorescent lights are used primarily in office ceiling lighting. They improve light efficiency and control glare through reflecting covers. The high quality diffuser used in the luminaires is imported from Japan with a high transmission rate of 75%. Fluorescent lamps are popular because of their relatively high efficacy, diffuse light distribution characteristics, and long operating life. A fluorescent lamp consists of a glass tube filled with argon or argon-krypton gas and a small amount of mercury, coated on the inside with phosphors and with an electrode at both ends.

9. CEILING SPOTLIGHTS- They are fixed with an electronic transformer, and are energy saving, quiet and retard rising temperature. They provide even, soft and comfortable basic light for household uses or decorative lighting for commercial purposes.

10. PENDANT LIGHTS- Pendant lights are installed to the ceiling with glass and other types of shades to provide decorative soft lighting. The holding cables are placed in lines, chains and frames. Shades are made of crystal, glass, acrylic and metals with various shapes through electro-plating and painting. They are usually used in dining halls or pubs.

11. FLOOD LIGHTS- Flood lights are used at sports grounds, harbors, buildings, and studios. They are resistant to dramatic temperature changes, are not easy to break, prevent dust and water damage, are hydromechanical compliant, have wind resistance capabilities, and are safe and long lasting.

12. ROAD LIGHTS- Road lights are strong and durable with various color options. They are sealed to prevent dust and water damage. The diffuser is of high diffusion, durable at high temperature, and resistant to color changes.

13.      ELECTRONIC BALLASTS- NVC supplies the following electronic ballasts:

         PRODUCTS                                               USE
         a.) One-for-one, one-for-two lit-box           Used in outdoor lit-box and advertising board
             use electronic ballast
         b.) One-for-one, one-for two PLC               Used with PLC in reflector down lights and wall lights
             use electronic ballast
         d.) One-for-one, one-for-two, one-for-three    Used  in  decorative fluorescent luminaries and
             fluorescent lamp use electronic ballast    fluorescent stands

         In nearly every full-size fluorescent lighting application, electronic ballasts can be used in place of conventional magnetic "core-and-coil" ballasts. Electronic ballasts improve fluorescent system efficacy by converting the standard 60 Hz input frequency to a higher frequency, usually 25,000 to 40,000 Hz. Lamps operating at these higher frequencies produce about the same amount of light, while consuming 12% to 25% less power. Other advantages of electronic ballasts include less audible noise, less weight, virtually no lamp flicker, and dimming capabilities (with specific ballast models).

         NVC stresses internal quality control and has obtained recognition in the PRC, having been issued ISO9001:2000 certifications, and has been selected as a AAA business in the PRC's Quality and Service Reputation System. Its products comply with 3C, TUV, CE, EMC and other international standards.

         NVC owns the "NVC" trademark, and variations thereof, which are material to the Company's business. NVC considers its other trademarks to be valuable, but not material to its overall business.

PRC Green Lights Program

         NVC is a voluntary participant in the China Green Lights Program (the "Program") which is sponsored and jointly funded by the United Nations Development Program and the Global Environment Facility-Enditem. The Program is similar to the Green Lights Program sponsored by the U.S. Environmental Protection Agency ("EPA") regarding energy savings and pollution prevention by encouraging companies and individual residential consumers to install energy efficient lighting technologies. NVC strives to manufacture cost-effective and energy efficient lighting to help its customers reduce costs, and to reduce pollution and radiation and preserve national resources. In the PRC, electricity is primarily generated by thermal power plants using coal. By reducing the need for electrical power consumption, the Project has reduced the emission of green house gases, including the emission of carbon dioxide and nitrogen oxides, resulting in less smog, acid rain and reduced climate changes.

         The China Center for the Certification of Energy Conservation Products ("CECP") is the government agency in the PRC responsible for developing voluntary standards and labeling programs for consumer products, including energy-efficient lighting, for sale in the PRC, and has significantly contributed to the Program.

         According to the National Development and Reform Commission ("NDRC"), the PRC has saved 45 billion kilowatt-hours of electricity since the launch of the Program in 1996. The Director of the Environmental and Resource Conservation Department of the NDRC recently stated at an international conference on green lighting that China will further promote green lighting during the next five years to relieve the electricity supply crunch in the PRC.

Production

         NVC designs and assembles a majority of its lighting products in-house. However, NVC out-sources most of its component manufacturing to a number of independent manufacturers/suppliers who are located in the PRC and abroad. Tools, dies and molds are manufactured by outside sources according to designs and specifications set by NVC. Tooling is consigned to independent tooling shops, largely near NVC manufacturing facilities, which fabricate and finish the components of its products. NVC inspects the components and assembles, tests, packages, stores and ships the finished products.

         NVC out sources manufacturing of various components to minimize fixed costs and capital requirements and allowing it the flexibility to respond to market needs. NVC believes its utilization of subcontractors with specialized skills is the most efficient method of manufacturing certain components used in its lighting products. NVC further believes that alternate tool making specialists and fabricators are generally and readily available. NVC uses multiple subcontractors for certain components to facilitate availability and smooth stable supplies. In addition, NVC purchases raw materials used in the manufacturing of its components to control the quality of the raw materials used by the subcontractors and to receive more competitive prices for the raw materials. Currently, NVC also contracts for the assembly of certain products with third parties whose facilities are located in the PRC.

         The principal manufacturing plant of NVC is located in Xiaojinkou, Huizhou, Guangdong Province in the PRC. It has approximately 23,871 square meters, and has 25 automated production lines for the manufacture and assembly of its lighting products. Phase I of the construction of the new production facilities at NVC Industrial Park in Ruhu District, Huizhou is scheduled for completion in September 2005, subject to weather conditions. The new production facilities at NVC Industrial Park will have approximately 17,280 square meters and will significantly expand the production capabilities of NVC by adding up to 33 new automated production lines.

Research and Development

         NVC spent approximately $29,352, $1,984, and $11,823 on research and development and testing of new products and development of related tooling in the years ended December 31, 2004, 2003, and 2002, respectively. These are not a complete reflection of the actual research and development cost of NVC as certain research and development costs were booked into other categories of expenses.

         Approximately 70% of the lighting technologies utilized by NVC were developed within NVC. NVC built and equipped a research and development center at a cost of approximately $600,000 during 2005.

Sales, Marketing and Distribution

         PRC domestic sales revenues of NVC lighting products constituted approximately 91% of its total sales for the fiscal year ended December 31, 2004, and 88% for the 2003 fiscal year.

         Sales revenues generated amounted to $55,898,746 for the year ended December 31, 2004 compared to $31,051,991 for the year ended 2003 , representing an increase of $24,846,755 or 80% year-on-year. The principal markets of NVC in the PRC are in Beijing, Zhejiang, Jiangsu, Shanghai and Guangdong Province.

         NVC has 238 marketing representatives located at 33 sales offices located in medium to large size cities throughout the PRC. NVC has more than 400 franchisees that operate approximately 2,500 stores in the PRC, and marketing and distribution representatives in Britain, Germany, Russia, the Middle East, and the Asia-Pacific area.

         As of December 31, 2004, NVC entered into distribution agreements with 58 distributors who agreed to be exclusive distributors of NVC lighting products and agreed to generate specified minimum sales volume over a 10 year period. In accordance with the terms and conditions of the form of Distribution Agreement (the "Agreement"), NVC paid $120,773 to each exclusive distributor. The costs of these Agreements are amortized on a straight-line basis over the life of the Agreements

         During the years ended December 31, 2004 and 2003, NVC advertised its lighting products at a cost of $1,895,600 and $1,167,949, respectively.

         During the years ended December 31, 2004, and 2003, NVC incurred freight distribution costs of $1,184,014 and $524,371, respectively.

         Inventories are maintained at production and distribution facilities of NVC located in the PRC and at distribution facilities near Xiaojingkou District. Most orders are shipped from stock inventory within 48 hours of receipt. At December 31, 2004, NVC has inventories of raw materials of $3,533,273, and finished goods of $3,537,988, totaling $7,071,261.

Backlog and Material Customers

         NVC has no material long-term supply contracts. NVC is not dependent on any single customer or group of customers, and for the years ended December 31, 2004 and 2003, no single customer accounted for sales in an aggregate amount equal to 10% or more of its consolidated sales revenues.

Competition

         NVC is not aware of any published statistics or data that identify the overall market for its products. Nevertheless, NVC believes that it is one of the largest privately-held manufacturers of lighting products in the PRC. NVC estimates that there are more than 1,000 lighting product producers in the PRC. NVC competes not only with manufacturers in its own fields, but also with manufacturers of a variety of other lighting products. A number of competitors are divisions or subsidiaries of much larger multi-national companies, which have substantially greater resources than NVC.

         NVC believes that its most significant competitors in the PRC are Phillips Electronics China, GE Lighting Engineering Group CE, Foshan Electrical Lighting Co., Limited, Zhejiang Yangguang Group Stocks Co., Limited, Huizhou TCL Lightening Co. Limited, Audi and GE Lightings (Guangzhou) Co., Limited,, and Guangdong Dongsong Sanzioung Electrical Appliance Co., Limited,.

         There is wide price variance in competitive products and NVC believes that its lines of lighting products can be described as moderately priced in order to be attractive to the high-volume commercial and residential markets. However, lighting fixtures are often purchased in small quantities and, as a result, product features may be more important to a purchaser in small quantities than cost. NVC believes that its growth has been attributable principally to the quality design and construction of its products, the quality of its distribution network, sales force and its reputation for prompt delivery and service.

Intellectual Property

         As of June 30, 2005, NVC owned a number of PRC patents and had several patent applications on file. NVC also has corresponding foreign patents and registered trademarks in thirty other countries worldwide. There is no assurance that any patents will be issued with respect to pending or future applications. As NVC develops products for new markets and uses, it normally seeks available patent protection. NVC believes that its patents are important, but does not consider itself materially dependent upon any single patent or group of related patents.

Employees

         NVC employed approximately 1,195 employees as of December 31, 2004.

         As of December 31, 2004, NVC had 13 senior level management personnel, 48 middle management staff, 163 administrative staff, 638 manufacturing and assembling personnel, 59 engineering and technical staff, and 274 marketing and sales representatives.

         NVC does not have any unions or other labor organizations. NVC believes that its relations with its employees are good.

         The production facilities of NVC include an employee entertainment center, a library, dining hall, and dormitories.

         NVC provides health benefits and retirement benefits to its employees as required by PRC labor laws and its social security system. During the years ended December 31, 2004 and 2003, NVC incurred pension costs of $7,566 and $13,983, respectively.

         NVC provides a variety of training programs for its management and employee personnel, including production processes, quality control, safety, product knowledge, and marketing.

Properties

         The manufacturing, warehousing and business operations of NVC are primarily conducted in three short-term leased properties located in Xiaojinkou Town, Huizhou, and Guangdong Province in the PRC. The expiration dates of the leases are between September 2005 and September 2006. Leasing costs amounted to $193,883 and $118,183 for the years ended December 31, 2004 and 2003, respectively. One leased property is comprised of three buildings for manufacturing of approximately 8,333 square meters, and one dormitory of approximately 800 square meters. A second leased property has three manufacturing facilities of approximately 9,000 square meters, with three dormitories of approximately 4,000 square meters. The third leased property is comprised of three buildings of approximately 6,538 square meters.

         NVC is presently building new additional production and assembly facilities at NVC Industrial Park also located in Ruhu District, Huizhou, Guangdong Province, in the PRC. The new NVC Industrial Park will include four production plants, three dormitories for staff and employees, and one office building which is being built on a site area of 189,000 square meters. Phase I of the construction of the NVC Industrial Park is expected to be completed in September 2005, subject to weather conditions. Additional production facilities are planned for Phase II of the NVC Industrial Park. At December 31, 2004, NVC had paid $1,304,348 for the land use rights to NVC Industrial Park, and $1,374,015 for the construction costs and for design fees. The estimated unpaid balance for the completion of the construction of the facilities is $5,663,073, which will be due during the year ending December 31, 2005 and is included as an outstanding commitment in NVC's financial statements.

         NVC built a research and development center during 2005 at a cost of approximately $600,000, which research facility comprises 600 square meters and is located in Ruhu District.

         There is no private ownership of land in the PRC and all land ownership is held by the PRC government, its agencies and collectives. Land use rights for industrial use are obtained from the government for periods ranging from 40 to 50 years, and are typically renewable. Land use rights can be transferred upon approval by the land administrative authorities of the PRC (State Land Administration Bureau) upon payment of the required land transfer fees.

Legal Proceedings

         Currently, NVC is not a party to any litigation or other legal proceeding that NVC believes could reasonably be expected to have a material adverse effect on its business, results of operation or financial condition. NVC may receive claims of and become subject to consumer protection, employment, labor, product liability and other commercial litigation related to the conduct of its business. Such litigation could be costly and time consuming and could divert the management and key personnel from their business operations. The uncertainty of litigation increases these risks. In connection with such litigation, NVC may be subject to significant damages or equitable remedies relating to the operation of its business and the sale of its products. Any such litigation may materially harm its business, results of operations and financial condition.

RISK FACTORS

         DILUTION TO EXISTING SHAREHOLDERS. As a result of completing the transactions contemplated by the Exchange Agreement, the ownership by the nonaffiliated shareholders of OraLabs will be significantly diluted from 20.3% before completion of the transactions to 4.2% after completion of the transactions. Although a third-party advisor rendered its opinion to the Special Committee of the Board that, as of August 10, 2005 and subject to the assumptions, qualifications and limitations set forth in its opinion, the transactions contemplated by the Exchange Agreement were fair, from a financial point of view, to the nonaffiliated shareholders of OraLabs, there can be no assurance as to the future performance of NVC or of the common stock of the Company. See "Special Factors-Opinion of Financial Advisor to the Special Committee". In addition, if the shareholders approve the proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares to 200,000,000, there will be a substantial number of shares available for issuance by the Company without the approval of shareholders that could have the effect of further diluting the interests of the nonaffiliated shareholders. OraLabs also has the right to issue up to 1,000,000 shares of preferred stock without shareholder approval.

         NO ASSURANCE OF NASDAQ LISTING. The continued listing of the Company's common stock on NASDAQ is not a condition of closing the transactions contemplated by the Exchange Agreement. The Company will be obligated to file a new listing application with NASDAQ and there cannot be assurance that the Company will meet all of the requirements for listing, including without limitation the requirement that the minimum bid price of the common stock must not be less than $4.00 per share. OraLabs believes that it will meet the other requirements for listing on NASDAQ, but there is no assurance that will occur. In the event that OraLabs does not meet NASDAQ listing requirements upon the closing of the transaction with NVC, the common stock of OraLabs is expected to be publicly traded on the NASD Electronic Bulletin Board over-the-counter market (OTC-BB) until it meets the listing requirements of NASDAQ, if ever.

         NEW PROJECTS. The new property development projects that NVC is financing to expand its manufacturing and assembly facilities at NVC Industrial Park will be subject to the many risks inherent in the rapid expansion of a high growth business enterprise, including unanticipated design, construction, regulatory and operating problems, and significant risks commonly associated with implementing a marketing strategy in ever changing and expanding markets. There can be no assurance that any of the projects will become operational within the estimated time frames and projected budgets at the time NVC enters into a particular agreement, or at all. In addition, NVC may develop projects as joint ventures in an effort to reduce its financial commitment to individual projects. There can be no assurance that the significant expenditures required to expand its plant will ultimately result in the establishment of increased profitable operations.

         When NVC expansion projects become operational, NVC will be required to recruit and train personnel, expand its management information systems and control expenses. If NVC does not successfully address its increased management needs or if NVC is otherwise unable to manage its growth effectively and efficiently, its operating results could be materially and adversely affected.

         UNCERTAINTY OF MARKET ACCEPTANCE. NVC is currently selling its lighting products and electrical accessories principally in cities along the coastal region in China. Achieving market acceptance and penetration of NVC products, particularly in new markets, will require substantial marketing efforts and substantial expenditures. There is substantial risk that new markets may not accept or be as receptive to NVC lighting products. Market acceptance of NVC current and proposed new lighting products will depend, in large part, upon its ability to inform potential customers that the distinctive characteristics of its lighting products make them superior to competitors' products and justify their pricing. There can be no assurance that NVC's current and proposed new lighting products will be accepted by consumers or that any of its current or proposed new lighting products will be able to compete effectively against other similar high quality products. Lack of market acceptance and market penetration of NVC lighting products would have a material adverse effect on NVC.

         CHANGING CONSUMER PREFERENCES. In common with other companies marketing lighting products, NVC is also subject to ever changing consumer preferences and cost concerns. NVC believes that the energy efficiency and green light aspects of its lighting products make its products reasonably priced.

         PRODUCTION CAPACITY. There is no assurance that NVC will be able to increase its production capacity to a level sufficient to meet anticipated increased customers' demands for its lighting products commensurate with its extensive distribution, marketing and promotional efforts. NVC plans to purchase advanced plant machineries for its new production facilities at NVC Industrial Park and to upgrade existing plant machineries, which it believes should increase its production capacity to meet consumers' demands for its lighting products. There is no assurance, however, that NVC's contemplated improvements to its plants and machineries will increase production capacity to the level anticipated or that production can be increased at a rate sufficient to meet anticipated increased demands for its lighting products. There can also be no assurance that the lighting products mix which NVC anticipates will be achieved and which it has used in determining its capital expenditure requirements for plants and machineries will prove to be accurate, making uncertain the future capacity of its plants and machineries. Failure to meet possible increased demands for its lighting products, on a timely basis, could have a material adverse effect on its business, operations and finances.

         SALES FORCE. NVC has hired additional sales personnel and sales facilitators during 2004 and will continue its recruiting drive to enable NVC to expand and penetrate into other cities and areas that it currently does not cover. There is no assurance that recruiting additional sales people and sales facilitators will result in increased sales revenues and sales volume. NVC anticipates using additional independent exclusive distributors to sell and distribute its lighting products in new continuous expansion of its markets. NVC cannot predict whether it will be able to obtain and maintain satisfactory sales and distribution arrangements with exclusive distributors and the failure to do so could have a material adverse effect on its business, operations and finances.

         LIMITED DELIVERY CAPACITY; DELAYS IN DELIVERY OF PRODUCTS. If sales increase at the current growth rate, there is no assurance that NVC will be able to deliver increased product volumes on a timely, efficient basis or on a consistent basis, especially with increased product volumes, and a failure to do so could have a material adverse effect on its business, operations and finances.

         GEOGRAPHIC CONCENTRATION; FLUCTUATIONS IN REGIONAL ECONOMIC CONDITIONS. Nearly all of NVC local sales are concentrated in the coastal region of China. Accordingly, NVC is susceptible to fluctuations in its business caused by adverse economic conditions in the coastal region of China. NVC lighting products are priced higher than other non-premium quality products. Although NVC believes that the quality, durability, and efficiency of its lighting products more than compensate for the price differential, there can be no assurance that consumers will be willing to pay more for such products in unfavorable economic conditions, or at all. Difficult economic conditions in other geographic areas into which NVC may expand may also adversely affect its business, operations and finances.

         LACK OF INSURANCE. NVC may encounter the risk of liability in connection with the sale of its electrical lighting products should the use of such products cause injury, illness or death. Such risks may be particularly great in a company undergoing rapid and significant growth. NVC does not currently maintain any product liability insurance. There can be no assurance that any insurance will be sufficient to cover potential claims or that a satisfactory level of coverage (if such insurance is subsequently desired by NVC) will be available in the future at a reasonable cost. A partially or completely uninsured successful claim against NVC could have a material adverse effect on its business, operations and finances.

         LIMITED TRADEMARK PROTECTION. NVC has registered its trademark and the use of its trade name "NVC" nationally in the PRC. The trademark has been registered with the Trademark Bureau of the State Administration for Industry and Commerce with respect to its lighting products. NVC believes its trademark is important to the establishment of consumer recognition of its lighting products. However, there can be no assurance as to the breadth or degree of protection that the trademark may offer NVC, that NVC will have the financial resources to defend the trademark against any infringement, or that such defense will be successful. Moreover, any events or conditions that negatively impact its trademark could have a material adverse effect on its business, operations and finances.

         PROPRIETARY KNOWLEDGE AND ABSENCE OF PATENT PROTECTION. NVC has patents covering certain series of lighting products and expects to rely on know-how and the confidentiality of its formulae and production processes for its lighting products in producing a competitive product line. There is no assurance that any of these factors can be maintained or that they will afford NVC a meaningful competitive advantage.

         DEPENDENCE ON EXECUTIVES. NVC is highly dependent on the services and entrepreneurial skills and expertise of Mr. Wu Chang Jiang, Mr. Hu Yong Hong and Mr. Du Gang, and the loss of any of their vital services would have a material and adverse impact on the operations of NVC. They have been primarily responsible for the development of NVC and the development and marketing of its products. NVC has not applied for key-man life insurance on the lives of these executives, but intends to do so in due course after the closing of the Exchange Agreement.

         EXPANSION RISKS. NVC anticipates that the construction of Phase I of the new production facilities at NVC Industrial Park will be followed by Phase II of the new production facilities at NVC Industrial Park resulting in additional capital expenditures and exerting continued pressure on its cash flow. NVC's cost estimates and projected completion dates for the construction of the new production facilities may change or modify significantly as the projects progressed. Additionally, the projects will entail significant construction risks, including shortages of materials or skilled labor, unforeseen environmental or engineering problems, weather interferences and unanticipated cost increases, any of which, could have a material adverse effect on the construction project and could delay its scheduled openings. A delay in scheduled openings will delay and inhibit NVC growth and production capability. There is no assurance that NVC will be able to sell any or all of its lighting products that its newly-constructed production facilities could produce, and there is no assurance that NVC will be able to source sufficient raw materials and components to allow it to utilize such additional production capacity. The new projects that NVC will finance, develop, and expand its manufacturing and assembly facilities at NVC Industrial Park will be subject to the many risks inherent in the rapid expansion of a high growth business enterprise, including unanticipated design, construction, regulatory and operating problems, and the significant risks commonly associated with implementing a marketing strategy in ever changing and expanding markets. There can be no assurance that any of the projects will become operational within the estimated time frames and projected budgets at the time NVC enters into a particular agreement, or at all. In addition, NVC may develop projects as joint ventures in an effort to reduce its financial commitment to individual projects. When the Company's future expansion projects become operational, it will be required to recruit and train new personnel, expand its management information systems and control expenses. If it does not successfully address its increased management needs or NVC is otherwise is unable to manage its growth effectively, its operating results could be materially and adversely affected.

         CUSTOMER CREDITWORTHINESS. The Company's ability to collect payments from its customers could be impaired if their creditworthiness deteriorates.

         PROPERTY INSURANCE. NVC carries a relatively small amount of property insurance. As a result, any uninsured loss or damage to its properties or other assets could have a material adverse effect on its personnel, financial condition and operations.

         TERRORIST ATTACKS AND MILITARY CONFLICT. Riots, terrorist attacks and threats, escalation of military activity in response to such attacks or acts of war may negatively affect NVC business, financial condition and results of operations. The Company's business is affected by general economic conditions, fluctuations in consumer confidence and spending, and market liquidity, which can decline as a result of numerous factors outside of its control, such as terrorist attacks and acts of war. Future riots, terrorist attacks, rumors or threats of war, actual conflicts involving the PRC or its allies, or military or trade disruptions affecting its customers may materially and adversely affect its operations.

         GOVERNMENT REGULATION. NVC is subject to regulations and laws enacted by the State Council, and by provincial, county and local authorities in the jurisdictions in which its lighting products are manufactured or sold, regarding the manufacturing, storage, and distribution of its lighting products. NVC's facilities are subject to periodic inspection by national, provincial, county and local authorities. NVC believes that it is currently in substantial compliance with all material existing governmental laws and regulations and maintains all material permits and licenses relating to its operations. Nevertheless, there can be no assurance that NVC will continue to be in substantial compliance with current laws and regulations, or whether NVC will be able to comply with any future laws and regulations. To the extent that new regulations are adopted, NVC will be required to conform its activities in order to comply with such regulations. Failure by NVC to comply with applicable laws and regulations could subject NVC to civil remedies, including fines, injunctions, recalls or seizures, as well as potential criminal sanctions, which could have a material and adverse effect on its business, operations and finances.

         PRC EXCHANGE RATE. Effective July 21, 2005, the People's Bank of China announced that the Renminbi ("Rmb") exchange rate regime is reformed by moving from a fixed rate of exchange based upon the U.S. dollar to a managed floating exchange rate regime based upon market supply and demand of a basket of currencies. As of July 26, 2005, the exchange rate against the Rmb was adjusted to 8.11 Rmb per U.S. dollar which represents an adjustment of approximately two percent. It is expected that the revaluation of the RMB and the exchange rate of the RMB will be changed very gradually in the future.

         FOREIGN CURRENCY EXCHANGE. The PRC currency, "Renminbi" or "Yuan", is not a freely convertible currency, which could limit NVC's ability to obtain sufficient foreign currency to support its business operations in the future. NVC relies on the PRC government's foreign currency conversion policies, which may change at any time, in regard to its currency exchange needs. Export for export sales, NVC receives all of its revenues in Renminbi, which is not freely convertible into other foreign currencies. In the PRC, the government exercises strict control over Renminbi reserves through, among other things, direct regulation of the conversion of Renminbi into other foreign currencies and restrictions on foreign imports. Although foreign currencies which are required for "current account" transactions can be bought freely at authorized PRC banks, the proper procedural requirements prescribed by PRC law must be met. At the same time, PRC companies are also required to sell their foreign exchange earnings to authorized PRC banks and the purchase of foreign currencies for capital account transactions still requires prior approval of the PRC government. Such regulation by the PRC government on foreign currency exchange restricts certain of the Company's business operations and a change in any of these government policies, or any other, could further negatively impact its operations. Fluctuations in the "unofficial" exchange rate between Renminbi and the United States dollar in the future could adversely affect NVC's operating results. The functional currency of NVC in the PRC is "Renminbi" and recently the PRC altered its policy of tying that currency to the United States Dollar. Instead, the PRC will be undertaking a managed floating exchange rate regime based on market supply and demand with reference to a basket of currencies. Any significant fluctuations in exchange rates may adversely affect NVC payments and results of its operations as well as the value of its assets and liabilities. Exchange fluctuations may adversely affect the comparability of year-to-year results. Although NVC may use hedging techniques in the future (which it currently does not use), NVC may not be able to completely eliminate the effects of foreign currencies fluctuations. Thus, exchange rate fluctuations could have a material adverse impact on its operating results and stock prices.

         PRC SAFE REGULATION. The State Administration of Foreign Exchange ("SAFE") in the PRC has issued public notices that require citizens of the PRC that directly or indirectly establish or control overseas companies to submit an application to the State Administration of Foreign Exchange Control on Overseas Investment Procedures for its approval.

         Without such approval, a citizen of the PRC may not use his PRC assets or equity as consideration to acquire the equity of an overseas enterprise or other property rights. Applications to SAFE for foreign exchange registration regarding mergers and acquisitions of a PRC enterprise through an overseas enterprise that is approved, will be subject to supervision and inquiry and proof of capital verification, and foreign exchange registration for foreign investment from the receipt of foreign exchange for equity, transfers;
registration of loans to shareholders remittance and reinvestment of the profits, and assignments of equity.

         NVC nor its subsidiaries have filed any applications with SAFE. As a result, NVC may be subject to enforcement actions by SAFE, and any penalties or other remedial actions are uncertain because the SAFE notices do not identify any specific penalties for non-compliance. Remedial action for violation of SAFE requirements may be to restrict the ability of NVC's subsidiaries to repatriate and distribute their profits to OraLabs in the United States. However, the results of non-compliance are uncertain, and there is no assurance that such penalties and other unknown remedial measures will not have a material adverse impact upon OraLabs' financial condition and results of operations.

         PAYMENT OF DIVIDENDS. In order to pay dividends, a conversion of Renminbi into US dollars is required. Under current PRC law, the conversion of Renminbi into foreign currency generally requires government consent. Government authorities may impose restrictions that could have a negative impact in the future on the conversion process and upon the ability of NVC to meet its cash needs, and to pay dividends. However, a subsidiary of NVC is presently classified as a wholly-owned foreign enterprise ("WFOE") in the PRC that has verifiable foreign investment in the PRC, funding having been made through an official PRC banking channel. Because this subsidiary of NVC qualifies for treatment as a WFOE, the subsidiary can convert Renminbi, declare dividends and its funds can be repatriated to OraLabs in the United States under current laws and regulations in the PRC, subject to limitations and restrictions imposed by PRC laws, such as the SAFE notices issued by the State Administration of Foreign Exchange. See ___ "PRC SAFE Regulation", above. However, the PRC laws governing foreign currency exchange are evolving, and changes in such laws may adversely affect the ability to convert Renminbi, declare dividends and repatriate funds to the United States

         TIMELY INFORMATION. As NVC Industrial is based in the PRC, OraLab's shareholders may have more difficulty in obtaining information about NVC on a routine basis than would shareholders of a U.S.-based company. Substantially all of NVC Industrial's manufacturing and distribution operations will continue to be conducted in the PRC and shareholders may have difficulty in obtaining information about NVC from sources other than NVC itself. Information available from newspapers, trade journals, or local, regional or national regulatory agencies such as issuance of construction permits and contract awards for development projects will not be readily available to shareholders. Shareholders of OraLabs will be dependent upon its management for reports of NVC progress, development and activities.

         OTHER REGULATION. NVC Industrial's business will be subject to regulation and/or licensing by the PRC and by provincial, local and municipal regulation. . Compliance with such regulations and licensing can be expected to be a time-consuming, and expensive process. Compliance with foreign country laws and regulations affecting foreign investment, business operations, currency exchange, repatriation of profits, and taxation, will increase investment risks.


         CONTRACTUAL ARRANGEMENTS. In order to comply with PRC regulatory requirements, NVC will operate as a Sino-foreign joint investment enterprise ("FIE) in the PRC.


NVC MANAGEMENT

         The following persons are directors and officers of NVC who are expected to become the directors and officers of OraLabs as described below:

         NAME                AGE     PROPOSED POSITIONS
         --------------      ---     ------------------------------------------
         Du Gang             40      Chairman of the Board,
                                     Executive Vice  President - Operations

         Wu Chang Jiang      40      Chief Executive Officer and
                                     President

         Hu Yong Hong        39      Director, Senior Vice President-Marketing,
                                     Secretary

         Mu Yu               32      Vice President-Manufacturing

         Li Zhao Rong        38      Vice President,
                                     Chief Financial Officer and
                                     Treasurer

         Tracy Wan Hung      46      Non-executive director

         The following is a brief description of each director and officer of NVC.

         Mr. Du Gang was appointed Chairman of the Board of NVC on June 11, 2004. He has been the Chairman of the Board of NVC Industrial Development Co., Limited since January 2003. From October 1998 to March 2003, Mr. Du was the Chairman of the Board, Party Commissioner and General Manager of Desai Audio and Visual Technology Co., Limited and prior to that, from July 1988 to October 1998, he was Workshop Director and Vice General Manager of Baihui Electronics Co., Limited. Mr. Du graduated from South China Science and Engineering University with a degree in microelectronics, and received a MBA degree from Asia Macao Public University and the Guangdong Economic Administration Cadre's Institute.

         Mr. Wu Chang Jiang was appointed Chief Executive Officer and Director of NVC on June 11, 2004. He has been the General Manager of NVC Industrial Development Co., Limited, a subsidiary of NVC, since January 28, 2003 and was a director and General Manager from January 1999 to December 2002 of NVC Lighting Company Limited, the predecessor of NVC Industrial until it ceased operations in April 2003.

         From October 1989 to August 1992, Mr. Wu was employed by Shaanxi Liaoyuan Mechanics Factory in its Foreign Trade Division and from September 1992 to December 1993, he was employed as Quality Controller by Guangzhou Yayao Electrical Equipment Manufacturer. Mr. Wu was appointed the General Manager of Dongguan Winsource Industries Co., Limited from August 1995 until December 1996. Mr. Wu graduated from Northwest Industrial University in 1988 with a major in Mechanics Engineer, and also graduated with a degree in Industrial Foreign Trade from Beijing Aerospace University in 1989.

         Mr. Hu Yong Hong was appointed Deputy Chairman of NVC on June 11, 2004. From 1998 to 2000, he was Vice General Manager of NVC Lighting Co., Limited and has been the Deputy Chairman of NVC Industrial Development Co., Limited since March 2003. From September 1988 to July 1998, he was the Marketing Manager of Chengdu Rainbow Electrical Machinery Group. Mr. Hu graduated from Sichuan University in 1988 majoring in semiconductors.

         Mr. Mu Yu has been President - Manufacturing of NVC since June 11, 2004. Mr. Mu began his employment with NVC Lighting Co., Limited in 1999 and was responsible for product structure design. He was appointed Engineering Manager in 2001, and was appointed a Director responsible for manufacturing in 2002. Mr. Mu graduated from Guizhou Engineering University in 1995 with a degree in manufacturing, and he received a MBA degree in 2003 from Tsinghua University.

         Mr. Li Zhao Rong was appointed the Chief Financial Officer of NVC on June 11, 2004. Mr. Li joined NVC Lighting Co., Limited in 1999 and was responsible for financial services. He was appointed Financial Manager in September 2001, and in December 2002 he was appointed as Chief Financial
Officer. Prior to joining NVC Lighting Co., Limited, he was the financial officer and accountant Chongqing Tongli Engineering Company from February 1994 to February 1999. Mr. Li graduated from Chongqing Administration Institute in 1994 with an accounting degree.

         Ms. Wan Hung was appointed a non-executive Director of NVC on June 18, 2004. Ms. Wan Hung graduated from Shanxi Finance University in 1983 and obtained her Government Financial Auditor's qualification in 1993. She has over ten years experience in accounting in the PRC and 9 years of public accounting and investment\corporate finance consulting experience in Hong Kong and China. Prior to establishing BCG Capital, Inc., ("BCG"), she was a lecturer in Accounting and Finance at the University of Xinjiang from 1983 to 1990 and from 1991 until 1996 when she emigrated to Hong Kong, she was employed as an Accounts Manager with a state-owned enterprise in Xiamen. Through her corporate finance works, she has established numerous extensive professional contacts with academics, private and state-owned corporations, banks, professional services providers and government departments in China and overseas. Wan Hung is fluent in Mandarin and Cantonese. She joined a local firm of Certified Public Accountants in 1998 and in January 2002, she left to establish BCG. She is also one of the founding members of Belmont Consulting Group, consisting of Belmont Corporate Services Limited and BCG Capital Inc., a consultant to NVC. She has extensive professional accounting, taxation and corporate finance experiences in China and Hong Kong and is therefore well versed in addressing the many accounting and tax issues, raising capital and bridging the expectation gaps between China and Hong Kong as well as the United States.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning all compensation paid (in United States Dollars) to NVC Holdings' executive officers in all capacities for 2002, 2003 and 2004. None of the executive officers received total annual salary and bonus payments in excess of $100,000 during these periods. The Board of Directors will set the executive officers' salaries and bonus in due course after the closing of the Exchange Agreement with OraLabs.

                                                                              LONG TERM COMPENSATION
                                                                  ------------------------------------------------
                                      ANNUAL COMPENSATION                      AWARDS                 PAYOUTS
                               -----------------------------------------------------------------------------------
                                                                                  SECURITIES
NAME AND PRINCIPAL                                   OTHER  ANNUAL   RESTRICTED   UNDERLYING                        ALL OTHER
POSITION                 YEAR     SALARY     BONUS   COMPENSATION   STOCK AWARD   OPTIONS/SARs      LTIP PAYOUTS   COMPENSATION ($)
----------------------------------------------------------------------------------------------------------------------------------
Wu Chang Jiang            2004  $ 43,478       --              --             --                --             --              --
(CEO)                     2003  $ 42,657       --              --             --                --             --              --
                          2002  $ 35,699       --              --             --                --             --              --
----------------------------------------------------------------------------------------------------------------------------------
Li Zhao Rong              2004  $ 28,986       --              --             --                --             --              --
(CFO and Director)        2003  $ 11,594       --              --             --                --             --              --
                          2002  $  4,348       --              --             --                --             --              --
----------------------------------------------------------------------------------------------------------------------------------
Hu Yong Hong (Deputy      2004  $ 43,478       --              --             --                --             --              --
Chairman)                 2003  $ 42,377       --              --             --                --             --              --
                          2002  $ 31,860       --              --             --                --             --              --
----------------------------------------------------------------------------------------------------------------------------------
Du Gang                   2004  $ 43,478       --              --             --                --             --              --
(Chairman)                2003  $ 36,232       --              --             --                --             --              --
                          2002  $      0       --              --             --                --             --              --

----------------------------------------------------------------------------------------------------------------------------------
Tracy Wan Hung            2004  $      0       --              --             --                --             --              --
(Director)                2003  $      0       --              --             --                --             --              --
                          2002  $      0       --              --             --                --             --            ----
----------------------------------------------------------------------------------------------------------------------------------

OPTION GRANTS

         NVC does not presently maintain any equity incentive or stock option plan. Accordingly, NVC has not granted options to any officers or staff of NVC to purchase any of its equity interests to any person, and no stock options or warrants are issued or outstanding.

                  SUMMARY HISTORICAL FINANCIAL DATA FOR ORALABS

Set forth below are highlights from OraLabs Holding Corp. audited historical consolidated financial statements and related notes as of and for each of the years ended December 31, 2002 through 2004 and the unaudited financial statements for the three months ended March 31, 2005 and 2004. OraLabs Holding Corp's consolidated financial statements as of, and for the years ended December 31, 2002 through 2004 were audited by Ehrhardt Keefe Steiner & Hottman, PC.

You should read the following information together with OraLabs Holding Corp. consolidated financial statements, the notes related thereto and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in OraLabs Holding Corp's annual report on Form 10-KSB for the fiscal year ended December 31, 2004 and quarterly report on form 10-QSB for the quarter ended March 31, 2005, which are enclosed with this proxy statement and have been filed with the SEC.

                                                        Three Months Ended
                                                                March 31,                   Years Ended December 31
                                                   -----------------------------        -----------------------------------
                                                       2005              2004           2004            2003           2002
                                                       ----              ----           ----            ----           ----
                                                   (In Thousands - except per                (In Thousands - except
                                                         share amounts)                        per share amounts)
                                                           (Unaudited)

Statement of Operations Data:
   Revenues                                        $   3,581           $   3,780     $   13,131      $   14,068     $   14,149
   Expenses                                        $   3,597           $   3,823     $   13,696      $   14,067     $   13,717

Net (Loss)/ Profit                                 $     (16)          $     (43)    $     (565)     $        1     $      432
Net (Loss)/Profit available to Common              $     (16)          $     (43)    $     (565)     $        1     $      432
Shareholders

Loss per Common Share                              $    0.00           $  (0.01)     $   (0.12)      $     0.00     $     0.05

Balance Sheet Data:
   Cash and Cash Equivalents                       $   1,186           $   2,331     $      866      $    2,561     $    2,678
   Current Assets                                  $   6,176           $   7,398     $    6,059      $    7,539     $    7,051
   Total Assets                                    $   8,045           $   8,522     $    7,773      $    8,405     $    8,319
   Current Liabilities                             $   1,647           $   1,764     $    1,357      $    1,611     $    1,544
   Non-current Liabilities                         $      11           $      73     $       12      $       66     $       48
   Total Liabilities                               $   1,657           $   1,837     $    1,369      $    1,677     $    1,593
   Shareholders' Equity                            $   6,388           $   6,685     $    6,404      $    6,728     $    6,726

                    SUMMARY HISTORICAL FINANCIAL DATA FOR NVC

         The following table sets forth selected consolidated financial data for NVC and its subsidiaries as of and for each of the two years in the period ended December 31, 2004, and as of for the three months ended March 31, 2005 and 2004.

The financial information for NVC as of and for each of the two years in the period ended December 31, 2004 has been derived from the consolidated financial statements of NVC which have been audited by its independent registered certified public accountants, Murrell, Hall, McIntosh & Co., PLLP. The financial information for NVC as of and for the three months ended March 31, 2005 and 2004 has been derived from the unaudited consolidated financial statements of NVC which, in the opinion of NVCs' management, include all adjustments necessary for fair presentation of NVC's financial position and results of operations. All such adjustments are of a normal recurring nature. The results of operations for the three months ended March, 2005 are not necessarily indicative of the results that may be achieved for the full year, and cannot be used to indicate financial performance for the entire year. The following financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition or Plan of Operation" and the "Consolidated Financial Statements of NVC and the Notes thereto".

                           Three Months Ended March 31         Years Ended December 31
                           ---------------------------  ---------------------------------------
                                2005          2004          2004          2003          2002
                            ------------  -----------   -----------   -----------   -----------
STATEMENT OF OPERATIONS
DATA:

Sales and other revenues    $12,391,758   $ 7,210,433   $55,394,520   $30,598,374   $18,097,301
Expense                      11,151,231     6,289,408    48,289,493    27,398,561    16,828,087
Net Income                    1,240,527       921,025     7,105,027     3,199,813     1,269,214
Net Income Available to
Common Shareholders           1,240,527       921,025     7,105,027     3,199,813     1,269,214


BALANCE SHEET DATA:
Cash and Cash Equivalents     2,260,342     3,381,451     3,769,718     5,661,466       551,726
Current Assets               12,564,513     4,940,648    13,800,623     8,306,920     8,194,020
Total Assets                 23,123,400    15,376,008    21,861,667    14,125,391     8,875,936
Current Liabilities          18,247,590    12,784,651    18,264,752    12,372,830     6,212,539
Non-current liabilities         121,943        82,828        83,576          --           1,812
Total Liabilities            18,369,533    12,867,479    18,348,328    12,372,830     6,214,351
Shareholders' Equity          4,753,867     2,508,529     3,513,339     1,752,561     2,661,585

             PRO FORMA COMBINED SUMMARY OF HISTORICAL FINANCIAL DATA

         The following selected unaudited pro forma condensed consolidated financial data were prepared as a recapitalization of NVC. Our historical condensed consolidated statement of operations is combined with NVC Lighting Investment Holdings Limited and Subsidiaries' historical consolidated statement of operations data for the three months ended March 31, 2005 and the year ended December 31, 2004, giving effect to the redemption of 3,629,350 shares of the Company's common stock in exchange for the transfer to Gary H. Schlatter of all the Company's stock that it owns in its wholly-owned subsidiary, OraLabs, Inc., as if it had occurred on January 1, 2004 and January 1, 2005, respectively. The condensed combined Balance Sheet at March 31, 2005 assumes that the transactions occurred on January 1,2005.

         The selected unaudited pro forma condensed consolidated financial data is based on estimates and assumptions that are preliminary. The data are presented for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial condition of OraLabs and NVC that would have been reported had the transactions been completed as of the dates presented, and should not be taken as representative of future consolidated results of operations or financial condition of OraLabs and NVC.

         This selected unaudited pro forma condensed consolidated financial data should be read in conjunction with the summary selected historical consolidated financial data and the unaudited pro forma condensed consolidated financial statements and accompanying notes contained elsewhere in this proxy statement and the separate historical consolidated financial statements and accompanying notes of OraLabs Holdings, Inc. incorporated by reference into this proxy statement and the historical consolidated financial statements and accompanying notes of NVC Lighting Investment Holdings Limited and Subsidiaries contained in this proxy statement. See the section below entitled "Where You Can Find More Information".


                                                                             Three months
                                                                                 ended               Year Ended
                                                                            March 31, 2005       December 31, 2004
                                                                           ------------------    -------------------
STATEMENT OF OPERATING DATA
   Sales and other revenues                                                      $ 12,391,758      $55,394,520
   Expense                                                                         11,151,231       48,289,493
   Net Income                                                                       1,140,527        7,105,027
   Net income Available to Common Stockholders                                      1,140,527        7,105,027

BALANCE SHEET DATA
   Cash and Cash Equivalents                                                       2,260,342
   Current Assets                                                                 12,564,513
   Total Assets                                                                   23,123,400
   Current Liabilities                                                            18,247,590
   Non-current liabilities                                                           121,943
   Total Liabilities                                                              18,369,533
   Shareholders' Equity                                                            4,653,867

        NVC'S MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Significant Accounting Estimates and Policies

         The discussion and analysis of our financial condition and results of operations is based upon our consolidated financial statements which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates including the allowance for doubtful accounts, the saleability and recoverability of inventory, income taxes and contingencies. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form our basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

         We must make estimates of the collectability of accounts receivable. We analyze historical write-offs, changes in our internal credit policies and customer concentrations when evaluating the adequacy of our allowance for doubtful accounts. Differences may result in the amount and timing of expenses for any period if we make different judgments or use difference estimates.

         As part of the process of preparing our consolidated financial statements, we are required to estimate our income taxes. This process involves estimating our current tax exposure together with assessing temporary differences resulting from differing treatment of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities. We must then assess the likelihood that our deferred tax assets will be recovered from future taxable income, and, to the extent we believe that recovery is not likely, we must establish a valuation allowance. To the extent that we establish a valuation allowance or increase this allowance in a period, we must include a tax provision or reduce our tax benefit in the statements of operations. We use our judgment to determine our provision or benefit for income taxes, deferred tax assets and liabilities and any valuation allowance recorded against our net deferred tax assets. We believe, based on a number of factors including historical operating losses, that we will not realize the future benefits of a significant portion of our net deferred tax assets and we have accordingly provided a full valuation allowance against our deferred tax assets. However, various factors may cause those assumptions to change in the near term.

         We cannot predict what future laws and regulations might be passed that could have a material effect on our results of operations. We assess the impact of significant changes in laws and regulations on a regular basis and update the assumptions and estimates used to prepare our financial statements when we deem it necessary.

Comparison of Three Months Ended March 31, 2005 and 2004

         The following table sets forth certain operating information regarding NVC Lighting Investment Holdings Limited and Subsidiaries.


                                                                             For the Three            For the Three
                                                                              Months Ended             Months Ended
                                                                            March 31, 2005           March 31, 2004
                                                                          -----------------   ---------------------
                                                                             (unaudited)             (unaudited)
           Revenues                                                       $     12,391,758    $           7,210,433
           Cost of goods sold                                             $      8,466,060    $           4,743,099
           Distribution expenses                                          $      1,830,962    $           1,008,529
           General and administrative                                     $        639,710    $             681,697
           Depreciation                                                   $        101,944    $              35,995
           Other Income                                                   $        178,528    $             191,227
           Net Income                                                     $      1,240,527    $             921,025

         Net income increased by 35% from $921,025 in 2004 to $1,240,527 for 2005. This increase in net income is attributable primarily to the following factors: (1) a 72% increase in sales; (2) a 57% increase in gross profit margins.

         Revenues. Sales revenues increased by $5,181,325 or 72% quarter on quarter to $12,391,758 for the three months ending March 31, 2005 compared to $7,210,433 for the three months ending March 31, 2004. The increase was attributable to changes in sales mix with lighting products accounting for 95% (2004: 94%) and electrical accessories accounting for 5% (2004: 6%).

         Cost of Goods Sold. Cost of goods sold increased 78% or $3,722,961 from $4,743,099 for the three months ending March 31, 2004 to $8,466,060 for the three months ending March 31, 2005. This increase is due primarily to a 72% increase in sales volume.

         Distribution Expenses. Distribution expenses for the three months ending March 31, 2005 were $1,830,962, an increase of $822,433 or 82% from the quarter ending March 31, 2004 distribution expenses of $1,008,529. The principal reasons for the increase were substantial increases in sales volume.

         General and Administrative Expenses. General and administrative expenses for the three months ending March 31, 2005 were $639,710, a decrease of $41,987 or (6%) from the three months ending March 31, 2004 general and administrative expenses of $681,697.

         Depreciation Expense. Depreciation expense for the three months ending March 31, 2005 was $101,944 and $35,995, respectively, for the three months ending March 31, 2004, an increase of $65,949 from the prior period's depreciation expense.

         Other Income. Other income decreased by $12,699 or (7%) from $191,227 in the three months ending March 31, 2004 to $178,528 in the three months ending March 31, 2005.

         Liquidity and Capital Resources

         Operating Activities. Net cash flows provided by operating activities for the three months ended March 31, 2005 was $1,372,170 compared with net cash flows provided by operating activities of $1,279,688 for the three months ended March 31, 2004. This increase in cash flows from operating activities was attributable primarily to an increase in advances from customers of $649,097.

         Working Capital - At March 31, 2005, the Company had a working capital deficit of $5,683,077. The principal reason for the working capital deficit is that the on-going construction costs of the new manufacturing plants of NVC are being temporarily classified as accounts payable, rather than the cost of properties.

As of December 31, 2004, NVC had the following outstanding contractual obligations by year


                                                                          Due in         Due in         2007 and
                                                          Total            2005           2006         Thereafter
                                                       -------------    -----------    ------------    ------------
Operating lease agreements                               $  166,667       $166,667        $141,304           $   -
Commitments on construction of plant                     $5,688,435         25,362                               -
Commitments for advertising                              $   21,739         21,739                               -
Commitments under software license agreement             $   15,296         15,296                               -
Commitments to purchase equipment                        $   16,908         16,908                               -
Commitments under consultancy agreement                  $  135,266        135,266                               -
                                                       -------------    -----------    ------------    ------------
                                                         $6,044,311       $381,238        $141,304           $   -
                                                       =============    ===========    ============    ============


Comparison of Years Ended December 31, 2004 and 2003

         The following table sets forth certain operating information regarding NVC Lighting Investment Holdings Limited and Subsidiaries.

                                                      Year Ended                             Year Ended
                                                   December 31, 2004                      December 31, 2003
                                                   -----------------                      -----------------
Revenues                                              $55,394,520                            $30,598,374
Cost of goods sold                                    $38,539,315                            $21,104,524
Distribution expenses                                 $ 6,146,591                            $ 4,010,321
General and administrative                            $ 3,976,993                            $ 2,273,943
Depreciation                                          $   119,008                            $    95,570
Other Income                                          $   677,398                            $   160,496
Net Income                                            $ 7,105,027                            $ 3,199,813

         Net income increased by 122% from $3,199,813 in 2003 to $7,105,027 for 2004. This increase in net income is attributable primarily to the following factors: (1) a 45% increase in sales; (2) a 77% increase in gross profit margins.

         Revenues. Sales revenues increased by $24,796,146 or 81% year-on-year to $55,394,520 for the year ended December 31, 2004 compared to the same corresponding period of $30,598,374 in the 2003 were attributable to changes in sales mix with lighting products accounting for 90% (2003: 100%) and electrical accessories accounting for 10% (2003: 0%).

         Cost of Goods Sold. Cost of goods sold increased 83% or $17,434,791 from $21,104,524 in 2003 to $38,539,315 in 2004. This increase is due primarily to a 45% increase in sales volume.

         Distribution Expenses. Distribution expenses for the year ended December 31, 2004 were $6,146,591, an increase of $2,136,270 or 53% from the prior year's distribution expenses of $4,010,321. The principal reasons for the increase were substantial increases in sales volume.

         General and Administrative Expenses. General and administrative expenses for the year ended December 31, 2004 were $3,976,993, a increase of $1,703,050 or 75% from the prior year's general and administrative expenses of $2,273,943.

         Depreciation Expense. Depreciation expense for the year ended December 31, 2004 was $119,008 and $95,570, respectively, for the year ended December 31, 2003, an increase of $23,438 from the prior years depreciation expense.

         Other Income. Other income increased by $516,902 or 322% from $160,496 in 2003 to $677,398 in 2004.

Liquidity and Capital Resources

         Operating Activities. Net cash flows provided by operating activities for the year ended December 31, 2004 was $8,010,536 compared with net cash flows provided by operating activities of $9,084,864 for the year ended December 31, 2003. This decrease in cash flows from operating activities was attributable primarily to an increase in inventories of $5,156,081.

         Working Capital - At December 31, 2004, the Company had a working capital deficit of $4,464,129. The principal reason for the working capital deficit is that the on-going construction costs of the new manufacturing plants of NVC are being temporarily classified as accounts payable, rather than the cost of properties.

Comparison of Years Ended December 31, 2003 and 2002

         The following table sets forth certain operating information regarding NVC Lighting Investment Holdings Limited and Subsidiaries.

                                                    Year Ended                             Year Ended
                                                December 31, 2003                      December 31, 2002
                                                -----------------                      -----------------
Revenues                                            $30,598,374                            $18,097,301
Cost of goods sold                                  $21,104,524                            $12,327,867
Distribution expenses                               $ 4,010,321                            $ 2,588,749
General and administrative                          $ 2,273,943                            $ 1,176,638
Depreciation                                        $    95,570                            $    59,924
Other Income (expense)                              $   160,496                            $   (46,746)
Provision for income taxes                          $         0                            $  (628,163)
Net Income                                          $ 3,199,813                            $ 1,269,214

         Net income increased by 152% from $1,269,214 in 2002 to $3,199,813 for 2003. This increase in net income is attributable primarily to the following factors: (1) a 69% increase in sales; (2) a $628,163 reduction in enterprise income taxes

         Revenues. Sales revenues increased by $12,501,073 or 69% year-on-year to $30,598,374 for the year ended December 31, 2003 compared to the same corresponding period of $18,097,301 in the 2002 were attributable to increasing market share due to effect of marketing and distribution efforts.

         Cost of Goods Sold. Cost of goods sold increased 71% or $8,776,657 from $12,327,867 in 2002 to $21,104,524 in 2003. This increase is due primarily to a 69% increase in sales volume.

         Distribution Expenses. Distribution expenses for the year ended December 31, 2003 were $4,010,321, an increase of $1,421,572 or 55% from the prior year's distribution expenses of $2,588,749. The principal reasons for the increase were substantial increases in sales volume.

         General and Administrative Expenses. General and administrative expenses for the year ended December 31, 2003 were $2,273,943, a increase of $1,097,305 or 93% from the prior year's general and administrative expenses of $1,176,638. This increase was due primarily to increasing the administrative department to handle current and future growth.

         Depreciation Expense. Depreciation expense for the years ended December 31, 2003 and 2002 was $95,570 and $59,924, respectively, an increase of $35,646 in 2003. This was due to additions to office furniture and equipment. Depreciation related to manufacturing equipment is included as a component of manufacturing overhead and is included in the carrying cost of inventory until the inventory is sold at which time it is included in cost of goods sold.

         Other Income (expense). Other income (expense) increased by $207,242 from an expense of $(46,746) in 2003 to income of $160,496 in 2003.

Liquidity and Capital Resources

         Operating Activities. Net cash flows provided by operating activities for the year ended December 31, 2003 was $9,084,864 compared with net cash flows (used in) provided by operating activities of $$(98,500) for the year ended December 31, 2002. This increase in cash flows from operating activities was attributable primarily to net income in 2003 of $3,199,813 combined with an increase in accounts payable and accrued expenses of $4,103,971.

         Working Capital - At December 31, 2003, the Company had a working capital deficit of $4,065,910. The principal reason for the working capital deficit is that the on-going construction costs of the new manufacturing plants of NVC are being temporarily classified as accounts payable, rather than the cost of properties.

New Accounting Pronouncements

         In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149)". SFAS 149 amends and clarifies certain derivative instruments embedded in other contracts, and for hedging activities under SFAS 133. SFAS 149 is effective for certain contracts entered into or modified by the Company after June 30, 2003. The adoption of SFAS 149 had no impact on the Company's financial position, results of operations, or cash flows.

         In May 2003, the FASB issued SFAS No. 150, "Accounting for Instruments with Characteristics of Both Debt and Equity" (SFAS 150). Statement 150 requires liability classification for three types of instruments: 1) Mandatory redeemable shares that obligate the company to deliver cash or other assets to shareholders on fixed or determinable dates; 2) Freestanding written put options and forward purchase contracts on a company's own shares that obligate the company to deliver cash or other assets, and 3) Contracts that obligate a company to issue its own shares in amounts that are unrelated to, or inversely related to, the value of the shares. The adoption of SFAS 150 had no impact on the Company's financial position, results of operations, or cash flows.

         In November 2004, the FASB issued SFAS No. 151 "Inventory Costs - an amendment of ARB No. 43, Chapter 4". Statement No. 151 requires that certain abnormal costs associated with the manufacturing, freight, and handling costs associated with inventory be charged to current operations in the period in which they are incurred. The adoption of SFAS 151 had no impact on the Company's financial position, results of operations, or cash flows.

         In December 2004, the FASB issued a revision of SFAS No. 123 "Share-Based Payment". The statement establishes standards for the accounting for transactions in which an entity exchanges its equity investments for goods and services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. The statement does not change the accounting guidance for share-based payments with parties other than employees.

         The statement requires a public entity to measure the cost of employee service received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exception). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). A public entity will initially measure the cost of employee services received in exchange for an award of liability instrument based on its current fair value; the fair value of that award will be remeasured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation over that period.

         The grant-date for fair value of employee share options and similar instruments will be estimated using option- pricing models adjusted for the unique characteristics of these instruments.

         The statement is effective for the quarter beginning January 1, 2006.

         In  December   2004,  the  FASB  issued  SFAS  No.  153  "Exchanges  of
Nonmonetary Assets-amendment of APB Opinion No. 29". Statement 153 eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance, defined as transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This statement is effective for exchanges of nonmonetary assets occurring after June 15, 2005.

                    INFORMATION CONCERNING THE ANNUAL MEETING

Time, Place and Date

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies from OraLabs shareholders for use at the annual meeting of shareholders to be held at 10:00 a.m., Mountain Time on September 30, 2005, at OraLab's offices at 18685 E. Plaza Drive, Parker, Colorado 80134, or at any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Shareholders.

Purpose of the Annual Meeting

         At the annual meeting, the shareholders of OraLabs will be asked to consider and vote upon the approval of the Exchange Agreement and the transactions contemplated thereby. A copy of the Exchange Agreement is attached to this Proxy Statement as Annex 1. Based on the factors described below under "Special Factors--Recommendation of the Special Committee and Board of Directors" and on the unanimous recommendation of its Special Committee, the Board of Directors of OraLabs recommends that shareholders vote "FOR" approval of the Exchange Agreement and the transactions contemplated thereby.

Record Date; Voting at the Meeting; Quorum

         The Board has fixed the close of business on August 30, 2005 as the record date for the annual meeting. Only shareholders of record as of the close of business on the record date will be entitled to notice of and to vote at the annual meeting. As of the close of business on the record date, OraLabs had outstanding ______________ shares of its common stock, held of record by approximately _________ registered holders, although OraLabs believes it has other beneficial owners of its common stock. Holders of the common stock are entitled to one vote per share. The presence in person or by proxy of the holders of not less than a majority of the voting power of the outstanding common stock entitled to vote at the annual meeting constitutes a quorum. Broker non-votes and shares present or represented but as to which a stockholder abstains from voting will be included in determining whether there is a quorum at the annual meeting.

Required Vote

         Under Colorado law and the Company's governing documents, the transaction concerning the conveyance to Mr. Schlatter of all of OraLabs' shares in its wholly-owned subsidiary in exchange for the redemption by OraLabs of all of the shares of common stock in OraLabs owned by Mr. Schlatter requires the affirmative vote of the majority of all of the shares entitled to vote on the matter. The remaining proposed transactions require the affirmative vote of a majority of the voting power of the outstanding shares of OraLabs' common stock that are present in person or by proxy at the annual meeting. Gary H. Schlatter currently owns 3,629,350 shares of common stock of OraLabs in his individual capacity, representing approximately 77.34% of our outstanding shares of common stock as of the record date. Mr. Schlatter intends to vote in favor of the proposed transactions, which would satisfy both the quorum and affirmative vote requirements. As Mr. Schlatter owns more than fifty percent (50%) of the voting power, OraLabs is considered a "Controlled Company" for purposes of Rule 4350(c)(5) promulgated by the National Association of Securities Dealers, Inc.

Voting and Revocation of Proxies

         The enclosed proxy is solicited on behalf of OraLabs' Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to its exercise, either by filing with OraLabs' secretary at OraLabs' principal executive offices a written revocation or a duly executed proxy bearing a later date or by voting in person at the annual meeting. Attendance at the annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Corporate Stock Transfer, Inc., 3200 Cherry Creek So. Drive, Suite 430, Denver, CO 80209.

Action to be Taken at the Annual Meeting

         All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, unless previously revoked, will be voted at the annual meeting in accordance with the instructions on the proxies. Unless contrary instructions are indicated, proxies will be voted FOR the approval of the Exchange Agreement and the transactions contemplated thereby. As explained below in the section entitled "Dissenters' Rights of Appraisal," a vote in favor of the Exchange Agreement means that the stockholder owning those shares will not have the right to dissent and seek judicial appraisal of the fair value of such stockholder's shares. OraLabs does not know of any matters, other than as described in the Notice of Annual Meeting of Shareholders, which are to come before the annual meeting. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment. Pursuant to our bylaws, an adjournment of the annual meeting may be made by an announcement made at the annual meeting prior to adjournment. We do not anticipate an adjournment of the meeting.

Proxy Solicitation

         OraLabs is requesting that banks, brokers and other custodians, nominees and fiduciaries forward copies of the proxy material to their principals and request authority for the execution of proxies. OraLabs may reimburse such persons for their expenses in so doing. No person is authorized to give any information or make any representation not contained in this proxy statement, and if given or made, such information or representation should not be relied upon as having been authorized. OraLabs shareholders should not send any certificates representing shares of common stock with their proxy card.

PROPOSAL ONE: APPROVAL OF THE STOCK EXCHANGE AGREEMENT AND THE TRANSACTIONS BY WHICH (A) ORALABS WILL ISSUE SHARES TO THE NVC SHAREHOLDERS IN EXCHANGE FOR ALL OF THE OWNERSHIP INTEREST IN NVC LIGHTING INVESTMENT HOLDINGS LIMITED, IMMEDIATELY FOLLOWED BY (B) THE REDEMPTION OF ALL OF THE SHARES OF ORALABS OWNED BY GARY H. SCHLATTER, INDIVIDUALLY, IN EXCHANGE FOR THE ISSUANCE TO HIM OF ALL OF THE SHARES OF ORALABS, INC. OWNED BY ORALABS, AND (C) THE APPROVAL OF THE 2005 DIRECTOR STOCK PLAN AND THE ISSUANCE TO THE ORALABS NON-EMPLOYEE DIRECTORS OF 100,000 SHARES EACH UNDER THAT PLAN.

                                 SPECIAL FACTORS

Background of the Proposed Transactions

         OraLabs, Inc., the operating subsidiary ("Subsidiary") of OraLabs, began its business in 1990. Gary H. Schlatter, President of OraLabs, was the sole owner of the Subsidiary until 1997. In 1997, Mr. Schlatter made the decision that it would be beneficial for the Subsidiary to operate as a public company because of his beliefs that it would facilitate the use of public stock to finance the growth of OraLabs, that he would have a mechanism such as a stock option plan to facilitate giving his employees an ownership interest in OraLabs with the opportunity to profit by a rising stock price, and that he would have some liquidity with respect to his ownership of the Company. In that year, OraLabs, Inc. completed a reverse merger under which it became the wholly-owned operating subsidiary of a public company whose name was changed to OraLabs Holding Corp.

         After several years of being public, Mr. Schlatter determined that operating the Subsidiary as part of a public company did not achieve the benefits that he sought. As part of investigating transactions from time to time for which Mr. Schlatter sought to use public stock as part of the payment consideration, Mr. Schlatter found that due to his overwhelming percentage of stock owned, third parties were treating OraLabs as if it were still a private company without any premium for the fact that it was public. Mr. Schlatter did not obtain the interest of the investment community in OraLabs and as a result, the price of its stock drifted lower and the volume of shares traded remained so low that there was very little liquidity.

         In early 2001, one of the non-employee directors of OraLabs was presented with a proposal concerning a company that was interested in becoming public through a reverse merger. The business of that company was unrelated to the Subsidiary's business. The non-employee directors of OraLabs considered the proposal and discussed with Mr. Schlatter whether he would be interested in pursuing the transaction under which his shares in OraLabs would be exchanged for OraLabs' shares in the Subsidiary, contingent upon the simultaneous acquisition by OraLabs of the other company. Mr. Schlatter said that he would be interested in considering that type of transaction. The non-employee directors of OraLabs continued discussions with Mr. Schlatter as well as with the other company, which resulted in the other company's tender to OraLabs of a non-binding letter of intent concerning the transactions. The Board (with Mr. Schlatter abstaining) authorized the execution of the letter of intent, but despite the efforts of the non-employee directors during the next couple of months to move the transaction toward the preparation of a definitive agreement, the other company changed its mind about proceeding with the transaction and the discussions between the parties terminated.

         As a result of Mr. Schlatter's consideration of that proposal and because of the concurrence by the non-employee directors with Mr. Schlatter's belief that the operations of the Subsidiary as a public company were not providing material benefits to the OraLabs' shareholders, OraLabs continued to be receptive to reorganization transactions with third parties that could enhance the public shareholders' value. The non-employee directors sought such transactions by directly contacting business associates who could have knowledge of such opportunities as well as by placing ads from time to time in the Wall Street Journal.

         In May 2001, OraLabs received a letter of intent from another company that followed some very preliminary discussions with the non-employee directors of OraLabs. However, the non-employee directors believed that execution of a letter of intent was premature. Mr. Friess, one of the non-employee directors, was authorized to continue discussions with the company and determine in his discretion whether or not to recommend that a letter of intent be executed. Mr. Friess ultimately concluded that it was not in the interest of OraLabs to proceed with that transaction, and negotiations terminated.

         No material discussions about proposed transactions occurred for some time after that. In the Spring of 2002, the directors took note of the fact that the costs of operating as a public company, which were significant in relation to the size of OraLabs and which included both the legal fees involved in OraLabs' public reporting and compliance as well as the auditing fees, could be expected to substantially increase as the result of pending legislation that ultimately was adopted as the Sarbanes-Oxley Act. At that time the Board appointed Messrs. Friess and Gust as an independent committee to evaluate any proposals that may be presented to the Company with respect to a corporate reorganization.

         In the late Spring and Summer of 2002, a proposed transaction was reviewed by the independent committee. A Memorandum of Understanding and a
Non-disclosure Agreement were executed by Mr. Friess based upon the recommendation of the independent committee and the authorization of the Board of Directors. The Memorandum was subject to customary conditions as well as the agreement that it was nonbinding and that an acceptable agreement was required to be reached between OraLabs and Mr. Schlatter concerning the transaction. After the execution of the Memorandum of Understanding, the Special Committee retained separate counsel to assist it in the negotiation of a definitive agreement. However, as a result of various issues that arose between OraLabs and the other company during the course of negotiating the definitive agreement, the negotiations became protracted to the extent that OraLabs' Board of Directors, upon the recommendation of the Special Committee, terminated the negotiations in the early Fall of 2002.

         In late 2002, Mr. Friess, acting on behalf of the Special Committee, advised the OraLabs Board of Directors that he had had discussions during the past several weeks with two separate companies who are interested in pursuing a reorganization with OraLabs. He presented information about both companies and their proposed transactions, and the Board of Directors recommended that he proceed with one of the company's proposal. In early 2003, the Special Committee and Mr. Schlatter each retained separate legal counsel to assist in the negotiations of a definitive agreement. Mr. Friess also made preliminary contact with companies engaged in the business of providing fairness opinions so that one could be chosen if a definitive agreement were executed. At and about the same time, negotiations continued concerning a definitive agreement, specifically including the effect, if any, that OraLabs' loss of its NASDAQ listing might have upon the transaction. This discussion was prompted by the price of OraLabs' common stock falling below one dollar and the value of the public float of the Company's common stock falling below the NASDAQ listing requirement. (During the period from August 2002 to late 2003, the NASD sent several notices to OraLabs that its common stock was subject to delisting from the NASDAQ SmallCap Market, but since the reverse split of the common stock that occurred in December 2003, the Company believes that it has been in compliance with the NASDAQ listing requirements.)

         During the next several months, issues arose that caused revisions to be made in the proposed terms of the definitive agreement, mostly relating to the financial performance of the other company. The Special Committee recommended to the Board that various terms of the definitive agreement should be renegotiated to take account of those issues. Finally, in October 2003, because all conditions to the execution and delivery of a definitive agreement still were not satisfied, the Board of Directors, upon the recommendation of the Special Committee, terminated the negotiations between the parties.

         Commencing in late 2003 and continuing sporadically throughout 2004, a representative of various companies located in China presented information to the non-employee directors about companies that OraLabs might consider for purposes of a corporate reorganization. As information was presented to OraLabs from time to time about the companies, the directors requested additional information when they believed it was appropriate to pursue investigating a company, but none of these discussions proceeded beyond the preliminary investigation level. In October 2004, a financial summary and brief description of NVC was presented to OraLabs. Based on that information, the NVC representative met with two of the non-employee directors in Colorado to discuss NVC in more detail. In late October 2004, the representative of NVC submitted a term sheet for a reorganization effecting NVC and OraLabs. During the next couple of weeks, the Special Committee requested additional information concerning NVC. At the same time, Mr. Schlatter was in China on unrelated business. OraLabs took advantage of Mr. Schlatter's presence in China to arrange a meeting between him and representatives of NVC, which occurred on November 9, 2004. At that meeting, Mr. Schlatter visited the NVC showroom and manufacturing facility and met with a director of NVC's auditing firm. He also met with the General Manager and Board Chairman of NVC's wholly-owned operating subsidiary. During the November 9 meeting, the NVC representatives gave an oral presentation of NVC's business and provided Mr. Schlatter with sales catalogues that included information on NVC's product lines. In addition to viewing the showroom and manufacturing facility, Mr. Schlatter attended the groundbreaking ceremony for construction of an additional NVC facility. When Mr. Schlatter returned to Colorado in mid-November 2004, he presented the results of his meeting with NVC to the other OraLabs directors. In early December 2004, NVC, through its United States counsel presented a first draft of a letter of intent that was revised in certain respects based upon the comments from the OraLabs non-employee directors.

         The OraLabs Board of Directors met on December 9, 2004 to review the redraft of a letter of intent. At that meeting, the Board reiterated the appointment of Messrs. Friess and Gust as the Special Committee of the Board of Directors. At that meeting, the Board determined that the Special Committee should continue to negotiate the draft letter of intent until it became satisfied with a version to recommend to the OraLabs Board, and the Special Committee was authorized to retain separate counsel, to negotiate a Definitive Agreement and to obtain a fairness opinion with respect to any proposed transaction. Negotiations continued for a couple of weeks and on December 27, 2004, the Special Committee recommended to the OraLabs Board that it enter into a letter of intent and authorize the officers of OraLabs, with the assistance of the Special Committee to negotiate the terms of a Definitive Agreement with NVC based upon the terms of an executed letter of intent. On February 18, 2005, the Special Committee recommended to the OraLabs Board that it enter into the Stock Exchange Agreement in substantially the form that is attached to this Proxy Statement and that the officers of OraLabs, with the assistance of counsel and the Special Committee conduct appropriate due diligence in order to proceed with the Closing of the contemplated transactions. The Special Committee authorized Michael Friess to proceed with obtaining bids from investment banking firms in connection with obtaining an opinion that the terms of the contemplated transactions are fair from a financial point of view to the nonaffiliated shareholders of OraLabs.

         As directed by the Special Committee, Michael Friess obtained bids from two investment banking firms regarding rendering the fairness opinion as to the terms of the transactions described in the Exchange Agreement. He discussed those proposals with Mr. Gust, and the Special Committee determined that Capitalink, LC ("Capitalink") submitted the best terms for rendering the opinion, along with an impressive list of transactions on which it had rendered previous fairness opinions. Capitalink is a nationally recognized investment banking and advisory firm. Capitalink, as part of its investment banking and financial advisory business, is regularly engaged in the valuation of businesses and their securities in connection with mergers, acquisitions and private placements. The engagement letter with Capitalink provided for a fixed fee in the amount of $60,000, with one-half payable at commencement of the engagement and the other half payable upon completion of the engagement and closing of the transactions contemplated by the Exchange Agreement. The fee was payable without regard to the conclusions reached in the opinion. Under the engagement letter, the Company also agreed to reimburse Capitalink for its reasonable and customary out-of-pocket expenses related to the work, and to indemnify Capitalink against certain losses or claims. Capitalink has consented to the inclusion of the description of its engagement in this Proxy and has also approved the inclusion of the opinion as an annex to this Proxy.

              RECOMMENDATION OF THE SPECIAL COMMITTEE AND BOARD OF
                DIRECTORS; FAIRNESS OF THE PROPOSED TRANSACTIONS

         SPECIAL COMMITTEE:

         In recommending approval of the Exchange Agreement and the proposed transactions to the full OraLabs Board of Directors on August 11, 2005, the Special Committee considered a number of factors. The material factors, both negative and positive are summarized below.

         The material positive factors considered include: the nonaffiliated shareholders of OraLabs will own an interest in NVC, a much larger company that has exhibited recent growth that exceeds the financial results of OraLabs; the larger size of NVC may result in more exposure to the financial marketplace than is the case with OraLabs, possibly enhancing the liquidity of an investment in the Company over that which has historically been the case with OraLabs; the presentation and opinion of Capitalink as to the fairness, from a financial point of view, of the transaction to the nonaffiliated shareholders; OraLabs has not generated net income since fiscal year 2002; and OraLabs has not received material benefits of being a public company, while it has borne the financial and personnel burden of operating as a public company.

         The material potential negative factors considered include: the ownership of the nonaffiliated shareholders in the public company will be significantly diluted from their current 20.30% ownership interest to approximately a 4.2% interest in NVC; all of the directors of OraLabs have an interest in closing the transactions, in that Mr. Schlatter will acquire sole ownership of OraLabs, Inc. and the three non-employee directors will each be issued 100,000 shares of common stock at closing; shareholders of the public company will have no further interest or opportunity to participate in any growth of OraLabs, Inc., should it occur after the closing, while Mr. Schlatter will receive all of such benefits as the sole owner of OraLabs, Inc.; and the transaction will be taxable to shareholders who exercise their dissenters' rights.

         The foregoing discussion of the information and factors considered by the Special Committee is not meant to be exhaustive, but includes all material factors, both positive and negative, considered by the Special Committee to support its decision to recommend the approval of the Exchange Agreement and to determine that the transactions contemplated thereby are in the best interest of OraLabs and fair to OraLabs' nonaffiliated shareholders. The Special Committee did not assign relative weights or other quantifiable values to the above factors. Rather, the Special Committee viewed its position and recommendations as being based on the totality of the information presented to and considered by them, and that on balance, the positive factors discussed above outweighed the negative factors discussed above. The Special Committee believes that the terms of the Exchange Agreement are fair, in part, based on the opinion of Capitalink as to the fairness, from a financial point of view, of the proposed transactions. The Special Committee also believes the process that followed in approving the Exchange Agreement was procedurally fair because, even though some additional compensation will be paid to the members of the Special Committee and the other non-employee director at Closing, the Special Committee retained independent legal and financial advisors that assisted it in its evaluation of the Exchange Agreement.

         ORALABS BOARD OF DIRECTORS

         The Board formed the Special Committee to act solely on behalf of the nonaffiliated shareholders of OraLabs for purposes of considering and negotiating the Exchange Agreement and related matters. The Board appointed Messrs. Friess and Gust to the Special Committee. Mr. Friess has been a director of OraLabs since 1997 and Mr. Gust has been a director since 2000. After formation of the Special Committee, the Special Committee retained Capitalink as its financial advisor and Capitalink provided its opinion to the Special Committee as to the fairness from a financial point of view of the proposed transactions to OraLabs' nonaffiliated shareholders as of August 10, 2005 subject to the limitations, assumptions and qualifications stated therein.

         The Board reviewed each of the factors presented by the Special Committee as described above and considered the Special Committee's process and actions in arriving at its recommendation to the Board. In reaching its determination, the Board considered the Special Committee's determinations, recommendations, approval of the Exchange Agreement, and determination of the Exchange Agreement's advisability. It also carefully considered the report and fairness opinion delivered by Capitalink to the Special Committee.

         OraLabs is undertaking the transaction with NVC at this time as a result of the Special Committee's consideration of the factors outlined above relating to the limitations on OraLabs' growth as a public company, its recent financial performance, the long-standing concerns of the entire Board (including the Special Committee) regarding the continuing low price of OraLabs' common stock, and the weakness in the market for its stock. OraLabs is also undertaking the transaction at this time because it is straining its financial and personnel resources to: (1) continue to comply on a timely basis with its periodic reporting requirements under the Securities Exchange Act of 1934; and (2) comply with the requirements of the Sarbanes-Oxley Act of 2002. In this regard, OraLabs estimates that the annual expenses it pays in connection with its public reporting responsibilities exceeds approximately $200,000.00. These expenses include fees of an outside accountant, annual audit and quarterly review fees of its independent auditor, legal fees, and filing costs.

         The Board believes that sufficient procedural safeguards to ensure fairness of the transaction and to permit the Special Committee to effectively represent the interests of the holders of OraLabs' nonaffiliated shareholders were present. The Board recognized that the members of the Special Committee, as well as the third non-employee director, will benefit by the issuance to each of them of 100,000 shares of OraLabs common stock. The Board believes that the issuances of the stock are reasonable and appropriate under the circumstances because the directors have routinely been very active in analyzing and pursuing prospective transactions involving the Company, including the transactions with NVC, but the Company did not adequately adjust the level of compensation to reflect that degree of service. Those 300,000 shares will be registered under a Registration Statement on Form S-8 to be filed by OraLabs prior to Closing. The Board otherwise believes that the procedural safeguards of the Special Committee are sufficient because the Special Committee retained independent financial advisors and legal counsel and the fact that the Special Committee, even though consisting of directors of OraLabs, is a mechanism well-recognized under corporate law to provide for fairness in transactions of this type. The Exchange Agreement was approved by the two members of the Special Committee as well as by the third non-employee director. Mr. Schlatter abstained from voting upon the approval of the Exchange Agreement because of his conflict relating to his acquisition of ownership of OraLabs, Inc. OraLabs does not believe that any material federal or state regulatory approvals, filings or notices are required by OraLabs in connection with the proposed transactions, other than such clearances, approvals, filings or notices required pursuant to federal and state securities laws.

         The Board believes that the proposed transactions are advisable and is fair to and in the best interests of OraLabs and its nonaffiliated shareholders and, based upon the analysis and the opinion of the Special Committee's financial advisor as set forth above (which the Board expressly adopts) and on the recommendation of the Special Committee, recommends to OraLabs' nonaffiliated shareholders that they vote FOR approval of the proposed agreement transactions.

Benefits and Detriments of the Proposed Transactions to OraLabs' Nonaffiliated Shareholders

         OraLabs believes that the primary benefit of the proposed transactions to its nonaffiliated shareholders is the possibility of a future increase in the value of their investments in the public company as a result of their ownership in a company whose business is significantly larger than that of OraLabs and whose prospects for growth may exceed that which is expected of OraLabs' current business. In addition, the shareholders may have the opportunity to cash out of their shareholdings by exercise of dissenter's rights. The primary detriment of the proposed transactions to OraLabs' nonaffiliated shareholders is that they will cease to participate in any future earnings of OraLabs, Inc. or to benefit from any increase in its value. In addition, those shareholders who exercise dissenters' rights will owe taxes upon the payment that they receive from the Company for the shares.

Opinion of Financial Advisor to the Special Committee

         The Special Committee engaged Capitalink, L.C. ("Capitalink") to provide financial advisory services to the Special Committee with its consideration of the transactions contemplated by the Exchange Agreement (the "Transaction"). Pursuant to its engagement, Capitalink made a presentation to the Special Committee on August 10, 2005. Capitalink subsequently delivered its written opinion to the Special Committee, which stated that, as of August 10, 2005, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the Transaction is fair, from a financial point of view, to the Company's nonaffiliated shareholders. The full text of the written opinion of Capitalink is attached as Annex 2 and is incorporated by reference into this proxy statement.

     o You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion.

     o The Capitalink opinion is not intended to be, and does not constitute, a recommendation to you as to how you should proceed with respect to the Transaction.

     o Capitalink was not requested to opine as to, and the opinion does not in any manner address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company, the Company's underlying business decision to proceed with or effect the Transaction, and other alternatives to the Transaction that might exist for the Company.

         In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Capitalink:

     o    Reviewed the Exchange Agreement.

     o Reviewed publicly available financial information and other data with respect to OraLabs, including the Annual Report on Form 10-KSB for the year ended December 31, 2004, the Quarterly Report on Form 10-QSB for the three months ended March 31, 2005, the Current Reports on Form 8-K filed December 28, 2004, February 23, 2005 and June 20, 2005.

     o Reviewed financial information and other data with respect to NVC, including the audited financial report for the three years ended December 31, 2004, and management-prepared financial statements for the three months ended March 31, 2005.

     o    Reviewed  the   Transaction's   pro  forma  impact  on  the  Company's
          nonaffiliated shareholders' ownership interest in OraLabs.

     o Considered the historical financial results and present financial condition of OraLabs and NVC.

     o Reviewed certain publicly available information concerning the trading of, and the market for, the common stock of OraLabs, the Comparable Companies (as hereinafter defined), and a general market index.

     o Reviewed and compared the OraLabs nonaffiliated shareholders' (i) aggregate pre-announcement market value, and (ii) aggregate indicated value on a pre-Transaction basis to the nonaffiliated shareholders' aggregate indicated value on a Post-Transaction basis.

     o Reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to OraLabs and NVC.

     o Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to those of OraLabs and NVC.

     o Reviewed and analyzed the control premiums paid in certain other transactions.

     o Reviewed and discussed with representatives of OraLabs and NVC certain financial and operating information furnished by them, including financial analyses with respect to their respective business and operations.

         Capitalink also performed such other analyses and examinations as it deemed appropriate and held discussions with Company management in relation to certain financial and operating information furnished to Capitalink, including financial analyses with respect to its business and operations.

         In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information. Further, Capitalink relied upon the assurances of OraLabs and NVC management that management was not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Capitalink assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. Capitalink did not make a physical inspection of the properties and facilities of OraLabs and NVC and did not make or obtain any evaluations or appraisals of the assets and liabilities (contingent or otherwise). In addition, Capitalink did not attempt to confirm whether OraLabs and NVC had good title to its assets. Capitalink assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Exchange Act and all other applicable federal and state statues, rules and regulations. In addition, Capitalink assumed that the Transaction will comply with all applicable non-U.S. laws, regulations and statutes. Capitalink assumes that the Transaction will be consummated substantially in accordance with the terms set forth in the Exchange Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to the nonaffiliated shareholders of the Company.

         Capitalink's opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, August 10, 2005. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

         In connection with rendering its opinion, Capitalink performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Capitalink was carried out to provide a different perspective on the Transaction, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the Transaction to the Company's nonaffiliated shareholders. Further, the summary of Capitalink's analyses described below is not a complete description of the analyses underlying Capitalink's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factor that it considered. In addition, Capitalink may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink's view of the value of the Company's assets. The estimates contained in Capitalink's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Capitalink's analyses and estimates are inherently subject to substantial uncertainty. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

         The analyses performed were prepared solely as part of Capitalink's analysis of the fairness, from a financial point of view, of the Transaction to the Company's nonaffiliated shareholders, and were provided to the Special Committee in connection with the delivery of Capitalink's opinion. The opinion of Capitalink was just one of the many factors taken into account by the Special Committee in making its determination to approve the Transaction, including those described elsewhere in this Statement.

         The financial review and analyses include information presented in tabular format. To fully understand Capitalink's financial review and analyses, the tables must be read together with the text presented. The tables alone are not a complete description of the financial review and analyses and considering the tables alone could create a misleading or incomplete view of Capitalink's financial review and analyses.

         VALUATION OVERVIEW

         Based upon a review of the historical and projected financial data and certain other qualitative data for the OraLabs and NVC, Capitalink utilized several valuation methodologies and analyses to determine ranges of values for both companies. Capitalink utilized the comparable company and the comparable transaction analyses (all of which are discussed in more detail hereafter) for the valuation of OraLabs and the comparable company analysis for the valuation of NVC.

         Based on the  analysis,  Capitalink  determined  an indicated  value of
between   approximately   $6.4   million  and  $7.6   million  for  OraLabs  and
approximately $65.0 million and $72.0 million for NVC.

         Capitalink noted that the ownership of the nonaffiliated shareholders pre-Transaction is 20.3% and post-Transaction will be 4.2%.

         The nonaffiliated shareholders' aggregate pre-Transaction interest in OraLabs amounts to between approximately $1.3 million and $1.5 million, based on an ownership of approximately 20.3%. The nonaffiliated shareholders' aggregate pre-announcement market value is estimated to be approximately $1.5 million based on a 24-month average share price prior to the announcement of the Transaction. The nonaffiliated shareholders' aggregate post-Transaction interest in NVC is valued at between approximately $2.7 million and $3.0 million, based on an ownership of approximately 4.2%.

         ORALABS FINANCIAL PERFORMANCE REVIEW

         Capitalink  undertook a review of the  Company's  historical  financial data in order to understand and interpret its operating and financial performance and strength. Capitalink reviewed OraLabs' historical financial data for the five years ended December 31, 2004 and the three months ended March 31, 2005 and noted the following:

     o OraLabs derives approximately 70%-80% of its revenue from its lip balm business and believes that it will continue to be the Company's primary business.

     o Revenue was relatively stable over the review period with a low of approximately $12.9 million in the latest twelve month ("LTM") period ended March 31, 2005 to a high of $15.4 million in fiscal year ("FY") 2001. Over the review period, the Company experienced declining revenue with a compound annual growth rate of (1.7%).

     o The Company's gross profit margin gradually decreased over the review period from approximately 41.3% in FY2000 to approximately 29.1% in FY2004. Gross margin increased somewhat to approximately 29.7% for the LTM period ended March 31, 2005 as a result of the Company's investment in a highly automated facility in FY2004 that made a positive impact on labor costs. OraLabs expects continued cost improvements in operations resulting in incremental improvement in gross margins.

     o Earnings before interest, taxes, depreciation and amortization ("EBITDA") decreased from approximately $2.4 million to approximately $(0.2) million for the LTM period ended March 31, 2005 reflecting decreasing economies of scale resulting from decreasing sales over the review period.


         NVC FINANCIAL PERFORMANCE REVIEW

         Capitalink undertook a review of NVC's historical financial data in order to understand and interpret its operating and financial performance and strength. Capitalink reviewed NVC's historical financial data for the three fiscal years ended December 31, 2004 and the three months ended March 31, 2005 and noted the following:

     o Financial results prior to FY2002 were not available. Furthermore, financial results for FY2002 and FY2003 are pro-forma for a combined NVC Lighting and NVC Industrial as NVC did not legally exist prior to its restructuring and reorganization in FY2004.

     o The majority of NVC's revenues and expenses are incurred in the PRC, hence it is exposed to the fluctuations of the Chinese currency, the Renminbi. Capitalink noted that the exchange rate remained stable over the review period at approximately 8.28 Renminbi/USD, hence the USD figures in NVC's audited financial statements are representative of its historical Renminbi performance. There is no assurance however, that the Renminbi will be stable in the future, exposing any non-Chinese investor to currency risks. The Renminbi has been recently devalued and stood at a rate of approximately $8.10 Renminbi/USD on August 9, 2005.

     o Revenue increased significantly over the review period from approximately $18.1 million in FY2002 to approximately $61.1 million for the LTM period ending March 31, 2005, representing an annual compound growth rate of approximately 71.7%. Gross margin stayed relatively stable during the review period at approximately 31%.

     o NVC's earnings before interest and taxes ("EBIT") margin increased slightly from approximately 10.7% in FY2002 to approximately 11.8% for the LTM period ended March 31, 2005 resulting in a compound annual growth rate of approximately 79.2%.

     o NVC's net income has increased from approximately $1.3 million in FY2002 to approximately $7.4 million for the LTM period ending March 31, 2005 representing an increase in net margin from approximately 7.0% to approximately 12.2%, or an annual compound rate of approximately 119.3%. Capitalink noted that the income tax rate for a joint venture in China is currently 27%, however NVC enjoys preferential tax rate of half of the official income tax rate from 2004 through 2006.

     o As of March 31, 2005, NVC had no debt and had approximately $2.4 million in cash and equivalents. NVC is committed to pay approximately $5.7 million by the end of FY2005 for the construction of new factory premises in Huizhou.

     o A potential cause for concern is NVC's negative working capital of ($5.7 million) as of March 31, 2005, decreasing from approximately $2.4 million as of December 31, 2002. The primary drivers of the decreasing working capital during the review period were as follows:

     o An increase in accounts payable with a simultaneous decrease in accounts receivable;

     o NVC invested approximately $6.4 million in its new factory premises and purchases of fixed assets;

     o The above mentioned distribution agreements cost NVC in excess of $4 million during the past three years; and

     o Distributions to NVC's owners totaled approximately $4 million in FY2003 and approximately $5.5 million in FY2004.


         COUNTRY AND INDUSTRY OVERVIEW

         NVC operates, manufactures and sells the majority (over 90%) of its products in the PRC. Despite the considerable growth potential of the country and its low cost base, PRC remains a risky environment. Capitalink noted the following significant risk factors:

     o    Foreign exchange regulations;

     o    Political and legal risk;

     o    Lack of accounting transparency;

     o    Limitations and restrictions on dividend repatriation;

     o    Geographic concentration.


         ORALABS STOCK PRICE PERFORMANCE REVIEW

         Capitalink reviewed the daily closing market price and trading volume of the Company's common stock since the announcement of the Transaction on December 28, 2004, over the twenty-four month period prior to the announcement, and over the twelve-month period prior to the announcement. Capitalink noted the following:

     o The Company's stock had limited liquidity prior to the announcement of the Transaction with the median number of shares traded at approximately 400 and 1,320 over the twenty-four month and twelve-month period, respectively. Since the announcement, the median number of shares traded was 7,645.

     o Over the twelve months prior to the announcement of the Transaction, the Company's average share price was approximately $1.77 and ranged from a high of $3.74 to a low of $1.03.

     o The Company's common stock outperformed the general market index (Russell 3000) and underperformed the comparable companies index over the twelve-month period prior to the announcement.

         ORALABS COMPARABLE COMPANY ANALYSIS

         A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to the Company with respect to business and revenue model, operating sector, product and service offerings and target customer base.

         Capitalink located five companies that it deemed comparable to the Company with respect to their industry sector and operating model (the "Comparable Companies"). All of the Comparable Companies manufacture and distribute personal care products, with the exception of Natural Health Trends Corp ("BHIP") that outsources its manufacturing to third parties. They are classified under SIC codes 5122 (Drugs, Proprietaries, and Sundries), 2844 (Toilet Preparations) and 2833 (Medicinals and Botanicals). All of the Comparable Companies are substantially larger than OraLabs, with LTM revenue ranging from approximately $62.9 million to approximately $346.3 million, compared with approximately $12.9 million for OraLabs. As of August 5, 2005, the enterprise value for the Comparable Companies ranged from approximately $38.1 million to approximately $284.1 million, compared with approximately $11.4 million for OraLabs.

         Capitalink noted that all of the Comparable Companies are more profitable than OraLabs, with LTM EBITDA margin ranging from approximately 2.1% to approximately 17.5%, compared with approximately (1.7)% for OraLabs.

         All of the Comparable Companies have exhibited greater revenue growth than OraLabs, with last fiscal year revenue growth ranging from approximately 9.1% to approximately 112.9%, compared with approximately (6.7)% for OraLabs.

         Capitalink generated the following multiples worth noting:

     o    The enterprise value to LTM revenue multiple ranged from 0.47 times to
          1.10 times, with a mean of 0.76 times.

     o The enterprise value to FY2005 revenue multiple ranged from 0.81 times to 1.10 times, with a mean of 0.93 times.


         Capitalink selected an appropriate multiple range for the Company by examining the range provided by the Comparable Companies and taking into account certain company-specific factors. Capitalink expects the Company's valuation multiples to be below the average of the Comparable Companies due to its lower EBITDA margins, negative revenue growth and smaller size.

         Based on the above factors, Capitalink applied a selected multiple range and applied it to the Company's LTM and 2005 revenue to determine a range of indicated enterprise values. Capitalink then added net cash of approximately $1.2 million to derive a range of equity values to obtain an equity value on a marketable minority basis of between approximately $6.2 million and approximately $7.6 million.

         An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable
Companies and other factors that could affect the public trading of the Comparable Companies.

         ORALABS COMPARABLE TRANSACTION ANALYSIS

         A comparable transaction analysis is based on a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to the Company. The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

         Capitalink located five transactions announced since January 2003 involving target companies in related industries to OraLabs (the "Comparable Transactions") and for which detailed financial information was available. Target companies were all involved in personal care product manufacturing and distribution.

         Based on the information disclosed with respect to the targets in each of the Comparable Transactions, Capitalink calculated and compared total enterprise value as a multiple of LTM revenue and LTM EBITDA.

         A review of the analysis indicates mean and median enterprise value multiples to LTM revenue of 1.26 times and 1.23 times, respectively, and mean and median enterprise value multiples to LTM EBITDA of 8.2 times and 8.3 times, respectively.

         Capitalink expects the Company to be valued substantially below the mean of the Comparable Transactions multiples due to its significantly lower profitability and smaller size.

         Based on the above factors, Capitalink applied a selected multiple range and applied it to the Company's LTM revenue to determine a range of indicated enterprise values. Capitalink then added net cash of approximately $1.2 million to obtain an equity value range on a marketable controlling interest basis of between approximately $8.3 million and approximately $9.6 million.

         Capitalink applied a minority discount of 22% in order to obtain an equity value range for the Company on a marketable minority basis of between approximately $6.5 million and approximately $7.5 million. The selected minority discount is based on a premiums paid analysis involving transactions where a controlling interest was acquired in a public company by a minority shareholder.

         None of the target companies in the Comparable Transactions have characteristics identical to the Company. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the Comparable Transactions and other factors that could affect the respective acquisition values.

         NVC COMPARABLE COMPANY ANALYSIS

         A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to NVC with respect to business and revenue model, operating sector, product and service offerings and target customer base.

         Capitalink used two tiers of comparable companies for valuing NVC:

     o Companies that design, manufacture and/or distribute lighting products regardless of their geographical location or on which exchange their common stock is trading ("Tier 1 Comparable Companies" or "Lighting Companies"); and

     o Manufacturing companies that are located and doing business in China, their common stock is traded on a U.S. exchange and they have similar revenue and margins to NVC ("Tier 2 Comparable Companies" or "US Traded China Based Companies").

         Capitalink located seven Tier 1 Comparable Companies and four Tier 2 Comparable Companies and noted that two of the Tier 2 Comparable Companies were publicly held shell companies that acquired the business operations of another company recently.

         As of August 5, 2005, almost all of the Tier 1 and Tier 2 Comparable Companies are larger than NVC, with LTM revenue ranging from approximately $18.6 million to approximately $277.1 million for the Tier 1 Comparable Companies, and from approximately $52.2 million to approximately $249.2 million for the Tier 2 Comparable Companies, compared with approximately $61.1 million for NVC.

         Capitalink noted that NVC is somewhat less profitable on an EBITDA level than the mean of the Tier 1 Comparable Companies and more profitable than the mean of the Tier 2 Comparable Companies, with LTM EBITDA margin ranging from approximately 8.0% to approximately 32.9% for the Tier 1 Comparable Companies, and from approximately 6.2% to approximately 13.6% for the Tier 2 Comparable Companies, compared with approximately 13.1% for NVC.

         NVC exhibited greater revenue growth than both Tier 1 and Tier 2 Comparable Companies, with last fiscal year revenue growth ranging from approximately 6.4% to approximately 20.6% for the Tier 1 Comparable Companies, and from approximately 9.5% to approximately 74.9% for the Tier 2 Comparable Companies, compared with approximately 80.8% for NVC. Capitalink noted that the growth rates of the Tier 2 Comparable Companies are generally higher than those of the Tier 1 Comparable Companies, reflecting the growth of the PRC's economy.

         Capitalink generated the following multiples worth noting:

     o    The enterprise value to LTM revenue multiple ranged from 0.37 times to
          1.73 times, with a mean of 1.05 times for the Tier 1 Comparable Companies, and from 0.69 times to 1.87 times, with a mean of 1.27 times for the Tier 2 Comparable Companies.

     o    The enterprise  value to LTM EBITDA  multiple ranged from 3.2 times to
          11.5 times, with a mean of 7.0 times for the Tier 1 Comparable Companies, and from 11.2 times to 17.7 times, with a mean of 13.5 times for the Tier 2 Comparable Companies.

     o Capitalink noted that the multiples for the Tier 2 Comparable Companies were generally higher than those of the Tier 1 Comparable Companies, reflecting the growth of the PRC's economy.

         Capitalink selected an appropriate multiple range for NVC by examining the range provided by the Comparable Companies and taking into account certain company and geographic-specific factors. Capitalink expects NVC's valuation multiples to be above the mean of the Tier 1 Comparable Companies and below the mean of the Tier 2 Comparable Companies based on the following factors:

     o From an operational perspective, NVC is similar to the Tier 1 Comparable Companies and therefore they served as the basis for the valuation;

     o    Tier  2  Comparable   Companies  are  different  from  an  operational
          perspective, however they are useful in understanding the valuation of Chinese companies in light of their growth characteristics;

     o NVC has similar profitability to both Tier 1 and Tier 2 Comparable Companies;

     o    NVC is smaller than most Tier 1 and Tier 2 Comparable Companies;

     o NVC has exhibited substantially greater growth than the Tier 1 Comparable Companies and somewhat greater growth than the Tier 2 Comparable Companies;

     o NVC has the lowest leverage of both Tier 1 and Tier 2 Comparable Companies, however, except for General Steel Holdings, it is the only company with a negative working capital in the comparable universe.

         Based on the above factors, Capitalink applied a selected multiple range and applied it to NVC's LTM revenue and LTM EBITDA to determine a range of indicated enterprise values. Capitalink then added net cash of approximately $2.2 million to obtain an equity value on a marketable minority basis of between approximately $65.0 million and approximately $72.0 million.

         An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable
Companies and other factors that could affect the public trading of the Comparable Companies.

         Based on the information and analyses set forth above, Capitalink delivered its written opinion to Special Committee, which stated that, as of August 10, 2005, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion the Transaction is fair, from a financial point of view, to the Company's nonaffiliated shareholders. Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. The Company determined to use the services of Capitalink because it is a recognized investment banking firm that has substantial experience in similar matters. Capitalink has received a fee in connection with the preparation and issuance of its opinion. In addition, the Company has agreed to indemnify Capitalink for certain liabilities that may arise out of the rendering of the opinion. Capitalink does not beneficially own any interest in the Company and has not provided any other services.

Interests of Certain Persons in the Proposed Transactions

         In considering the recommendation of the Special Committee and the Board of Directors with respect to the proposed transactions, you should be aware that all members of the Board have interests that present actual or potential conflicts of interest in connection with the transactions. The Special Committee and the Board were aware of these potential or actual conflicts of interest and considered them with other matters described under "Special Factors-Recommendation of the Special Committee and Board of Directors". Upon Closing, Mr. Schlatter will own all of the outstanding stock of OraLabs, Inc., the operating subsidiary of the public company, and therefore will participate in all of its future earnings and any increase in value. Upon Closing, none of the current directors of OraLabs will be an officer or director of the public company, but the directors other than Mr. Schlatter will each receive 100,000 shares of common stock of OraLabs at the time of the Closing of the proposed transactions. An affiliate of Mr. Schlatter, The Schlatter Family Partnership, owns 100,000 shares of OraLabs common stock, which will not be redeemed by OraLabs as part of the Closing.

NASDAQ Listing

         OraLabs common stock is currently listed for trading on the NASDAQ SmallCap Market. Continued listing on the SmallCap Market after Closing is conditional upon OraLabs obtaining approval from the NASD to such listing. Because the current business of OraLabs will no longer be operated by OraLabs after Closing, and the business of NVC will then be the only business of OraLabs continued listing is conditional upon OraLabs compliance with NASD rules that for all practical purposes are applicable to making a new application to the NASD for NASDAQ listing. One of those requirements is that the minimum bid price of the common stock must not be less than $4.00 per share.

         If the common stock of the Company is delisted from the NASDAQ SmallCap Market, the Company would remain a public company but trading of the common stock would be displayed instead on the OTC Bulletin Board until such time as OraLabs complies with the listing qualifications for the NASDAQ SmallCap Market. Stocks displayed on the OTC Bulletin Board have less visibility in the investment community than stocks that are listed on the NASDAQ SmallCap Market. Because the volume of OraLabs' stock traded each day on the NASDAQ SmallCap Market has historically been very low, OraLabs cannot predict whether a delisting of the common stock from NASDAQ and display of trading of the stock on the OTC Bulletin Board would materially cause the stock price to be reduced or liquidity for the stock to be more significantly impaired. NVC has advised OraLabs that it is committed to seeking the listing on the NASDAQ SmallCap Market as soon as it can, should delisting occur. Under the Exchange Agreement, NVC has the right to seek to renegotiate prior to Closing the relative percentages of ownership of OraLabs common stock between the NVC Shareholders and the then public shareholders if delisting from the NASDAQ SmallCap Market is attributable to conduct of OraLabs. However, OraLabs and NVC have agreed that the decline of OraLabs' stock price is not conduct considered attributable to OraLabs for that purpose.

                           MARKET FOR THE COMMON STOCK

         The common stock of the Company trades on the NASDAQ Small Cap Market under the symbol OLAB. The following sets forth the range of high and low bid information for the Company's common stock for fiscal years 2003 and 2004, and for the first two quarters of fiscal year 2005. The source of such information is as reported by NASDAQ. All of the following prices and numbers of shares have been adjusted to give effect to the one-for-two reverse stock split adopted by the Company on December 16, 2003.



                                      Reported High Bid    Reported Low Bid
                                      -----------------    ----------------
First quarter, fiscal 2003                  $1.76               $1.16
Second quarter, fiscal 2003                 $1.56               $1.04
Third quarter, fiscal 2003                  $1.98               $1.06
Fourth quarter, fiscal 2003                 $1.96               $1.50
First quarter, fiscal 2004                  $2.80               $1.50
Second quarter, fiscal 2004                 $2.28               $1.47
Third quarter, fiscal 2004                  $2.03               $1.36
Fourth quarter, fiscal 2004                 $5.20               $1.03
First quarter, fiscal 2005                  $3.64               $1.96
Second quarter, fiscal 2005                 $2.87               $1.25


The  quotations  reflect  inter-dealer  prices,  without  adjustment  for retail
mark-up,   markdown  or  commission  and  may  not  necessarily  present  actual transactions.

As of July 29, 2005, there were approximately 874 record holders of the common stock of the Company. The Company has not paid any cash dividends and it is not intended that any cash dividends will be paid in the foreseeable future.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 29, 2005, information regarding the beneficial ownership of Common Stock (i) by each Director,(ii) by each Executive Officer listed in the Summary Compensation table below, (iii) by all Directors and current Executive Officers as a group (five persons), and (iv) by each person or group known by the Company to own beneficially in excess of five percent (5%) of the Common Stock:

      Name and Address                     Amount and Nature of
   of Beneficial Owner(6)                  Beneficial Ownership
   ----------------------                  --------------------                          Percent of Class
                                                                                         ----------------
  Gary H. Schlatter                         3,729,350 shares (1)
  18685 East Plaza Drive                                                                     79.47%
  Parker, Colorado 80134

  Allen R. Goldstone                            6,250 shares (2)
  5353 Manhattan Circle                                                                            *
  Suite 101
  Boulder, Colorado 80303

  Michael I. Friess                             6,250 shares (3)
  5353 Manhattan Circle                                                                            *
  Suite 101
  Boulder, Colorado 80303

  Robert C. Gust                               17,250 shares (4)
  7N551 Cloverfield Circle                                                                         *
  St. Charles, IL 60175

  Emile Jordan
  18685 East Plaza Drive
  Parker, CO 80134                             38,125 shares (5)
                                                                                                   *

  All directors and executive                3,797,225 shares (1), (2), (3), (4),(5)         79.94%
    officers as a group (five persons)

*        Less than one percent
          ------------------

(1) Includes 100,000 shares held by The Schlatter Family Partnership, of which Gary H. Schlatter and his spouse are the general partners. Mr. Schlatter's spouse may be deemed the beneficial owner of some or all of the shares. Does not include 30,500 shares that Mr. Schlatter's spouse, an employee of the Company, has the right to acquire on April 4, 2005, or within sixty (60) days thereafter, pursuant to outstanding options.

(2) Includes 6,250 shares that he has the right to acquire on July 29, 2005, or within sixty (60) days thereafter, pursuant to outstanding options.

(3) Includes 6,250 shares that he has the right to acquire on July 29, 2005 or within sixty (60) days thereafter, pursuant to outstanding options.

(4) Includes 6,250 shares that he has the right to acquire on July 29, 2005 or within sixty (60) days thereafter, pursuant to outstanding options.

(5) Includes 38,125 shares that he has the right to acquire on July 29, 2005 or within sixty (60) days thereafter, pursuant to outstanding options.

(6) Unless otherwise noted, the stockholders identified in this table have sole voting and investment power. The sole person known to the Company to be the beneficial owner of more than five percent (5%) of the class of outstanding stock is Gary H. Schlatter, whose address is c/o OraLabs Holding Corp., 18685 East Plaza Drive, Parker, Colorado 80134.

Change in Control

         Upon closing of the transactions contemplated by the Exchange Agreement, there will be a change in control of the Company. Gary Schlatter will no longer have any interest in the Company except for the interests described in
Note 1 to the above table. Instead, the Company will be controlled by the principals of NVC as described in more detail in the following table.



         The following table sets forth certain information regarding OraLabs common stock beneficially owned after giving effect to the closing, for (i) each stockholder known to be the beneficial owner of 5% or more of OraLabs outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. Unless otherwise indicated, each person in the table has sole voting and investment power with respect to the shares shown. The table assumes a total of 22,727,750 shares of OraLabs common stock outstanding after the closing:



             NAME AND ADDRESS                                           AMOUNT AND NATURE OF
            OF BENEFICIAL OWNER                  TITLE OF CLASS         BENEFICIAL OWNERSHIP     PERCENT OF CLASS
------------------------------------------- -------------------------- ----------------------- ---------------------
Wu Chang Jiang
128 Gloucester Road
Wan Chai, Hong Kong
The People's Republic of China              Common Stock                     6,666,807                29.3

Hu Yong Hong
128 Gloucester Road
Wan Chai, Hong Kong
The People's Republic of China              Common Stock                     6,666,807                29.3

Du Gang
128 Gloucester Road
Wan Chai, Hong Kong
The People's Republic of China              Common Stock                     6,666,807                29.3

Li Zhao Rong
128 Gloucester Road
Wan Chai, Hong Kong
The People's Republic of China              Common Stock                         0                      0

Tracy Wan Hung (1)
128 Gloucester Road
Wan Chai, Hong Kong
The People's Republic of China              Common Stock                       654,559                  0.3

All Directors and Officers as a group       Common Stock                    20,654,980                 90.9
 (6 persons)


(1) Ms. Hung will hold the shares of common stock of OraLabs in the name of Belmonth Capital Group Limited, a financial consulting firm owned by Ms. Hung.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: ORALABS

         Gary H. Schlatter, through an affiliated entity, is the owner of the property leased by OraLabs (the Company's subsidiary) that serves as the Company's headquarters, manufacturing facility and warehouse facility. The lease expires on September 30, 2006. Prior to the Company's relocation in 2004, Mr. Schlatter individually and an affiliated entity respectively leased the two facilities from which the Company conducted its business. Total rent paid by the Company for rent of those facilities in 2004 was $83,690. Rent paid to Mr. Schlatter's affiliated entity in 2004 after the relocation was $446,088. The Company believes that its rental rate is comparable to that which would be paid to unaffiliated parties, and the Company believes that if the leases were not to be renewed, the Company could obtain alternative space. Upon closing of the Exchange Agreement, Gary H. Schlatter will acquire sole ownership of OraLabs, Inc. the operating subsidiary of the public company, in consideration for the redemption by the Company of the 3,629,350 shares of the Company owned by Mr. Schlatter in his individual capacity. In addition, each of the other three directors, all of whom are non-employee directors, will receive 100,000 shares of the Company's common stock under the 2005 Director Stock Plan for which approval by the shareholders is requested at the annual meeting.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS: NVC

         NVC was incorporated in the Hong Kong Special Administrative Region in the PRC as a private limited liability company on June 11, 2004. Pursuant to the reorganization and restructuring of NVC, NVC Lighting Company Limited ("NVC Lighting") ceased operations on April 30, 2003 and, on the same date, certain net assets were distributed totaling $1,767,655 to the registered equity holders, including Messrs. Wu Chang-Jiang, Hu Yong-Hong and Du Gang, who are directors of NVC. On May 1, 2003, the business operations of NVC Lighting were transferred to NVC Industrial Development Company Limited ("NVC Industrial"). On June 13, 2004, NVC acquired 97% of the outstanding registered capital of NVC Industrial and 100% of the registered capital of NVC Lighting. On November 17, 2004 NVC Lighting was officially wound up.

As of December 31, 2004, and as of March 31, 2005, NVC had the following balances due to its directors:


                NAME                      AT DECEMBER 31, 2004        AT MARCH 31, 2005          SECURITY HELD
                ----                      --------------------        -----------------          -------------
Wu Chang-Jiang                                 $ 190,228                   195,327                    none
Hu Yong-Hong                                   $ 190,228                   145,564                    none
Du Gang                                        $ 190,228                   130,199                    none

The amounts due to the directors arose from their advances of funds to NVC that were applied toward the payments due to the independent distributors of the products of NVC. The amounts due to the directors from NVC are unsecured, interest free and have no fixed repayment terms.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities and Exchange Commission requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. The Company believes that during fiscal year 2004, its directors, executive officers and 10% owners complied with all Section 16(a) filing requirements with the following exceptions: directors Friess, Goldstone and Gust each filed a late report with respect to options awarded to each of them in June 2004 under the Company's 1997 Non-employee Directors Option Plan.

         Our Board of  Directors  amended  its Code of Ethics  that was filed as
Exhibit 14.1 to the Company's Form 10-KSB/A for calendar year 2004. The amended Code of Ethics was filed as an exhibit attached to Form 8-K filed by the Company on August ___, 2005.

                             EXECUTIVE COMPENSATION

         The Company hereby incorporates by reference, Item 10 (entitled "Executive Compensation") of the Company's Form 10-KSB/A filed for fiscal year 2004, a copy of which is included with this Proxy Statement.

         For a discussion of certain compensation matters relating to directors,
executive   officers  and  certain   shareholders   of  NVC,   please  see  "NVC
Business-Executive Compensation".

      MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTIONS

The following discussion is a summary of the material federal income tax consequences expected to result to shareholders who exercise dissenters' rights. Except for those shareholders there will be no tax consequences to OraLabs shareholders from completion of the proposed transactions. This summary does not purport to be a complete analysis of all potential tax effects of the proposed transactions. For example, the summary does not consider the effect of any applicable state, local or foreign tax laws. In addition, the summary does not address all aspects of federal income taxation that may affect particular shareholders in light of their particular circumstances and is not intended for shareholders (including insurance companies, tax-exempt organizations, financial institutions or broker-dealers, shareholders who hold their common stock as part of a hedge, straddle or conversion transaction, shareholders who acquired their common stock pursuant to the exercise of an employee stock option or otherwise as compensation, and shareholders who are not citizens or residents of the United States or that are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States) that may be subject to special federal income tax rules not discussed below. The following summary also does not address tax consequences to OraLabs Holding Corp., OraLabs, Inc., NVC or the NVC Shareholders.

         This summary is based on the current provisions of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice. No ruling from the IRS has been or will be sought nor will an opinion of counsel be obtained with respect to any aspect of the transactions described herein. Accordingly, there can be no assurance that the IRS will not challenge the tax consequences expressed in this discussion or that a court would not sustain this type of challenge. Future legislative, judicial or administrative changes or interpretations could alter or modify the statements and conclusions set forth herein, and any such changes or interpretations could be retroactive and could affect the tax consequences of the proposed transactions to shareholders. We cannot predict at this time whether any current proposed tax legislation will be enacted or, if enacted, whether any tax law changes contained therein would affect the tax consequences of the proposed transactions to shareholders. It is therefore possible that the federal income tax treatment may differ from that described below.

         State and local tax laws may also impose income or other taxes upon shareholders who exercise dissenters' rights. State and local income tax laws vary from state to state and this discussion does not address state or local tax issues.

Redemption Treatment for Dissenters

         For federal income tax purposes, OraLabs will be deemed to be the source of cash consideration for payments in satisfaction of dissenters' rights. Therefore, to the extent that cash received by a stockholder is from OraLabs, the receipt of cash in satisfaction of dissenters' rights will be treated as a redemption of common stock taxable for federal income tax purposes as determined under section 302 of the Code. Section 302(d) of the Code provides that if the receipt of redemption payments has the effect of a distribution of property, then cash distributed will be treated as a dividend taxable under section 301 of the Code as ordinary income to a stockholder receiving such cash payments, generally to the extent of the stockholder's share of undistributed accumulated earnings and profits of the company. The remainder, if any, will be treated first as a recovery of basis in a stockholder's common stock, and second as capital gain arising from the sale or exchange of property. The determination of whether or not the receipt of cash payments has the effect of a distribution of a dividend will depend on each stockholder's particular circumstances and is made by applying the dividend equivalency tests of section 302 of the Code.

         Under section 302 of the Code, a stockholder receiving a cash payment as a redemption will not be treated as having received a dividend equivalent distribution if the transaction: it results in a "complete redemption" of the stockholder's equity interest in the company; it results in a "substantially disproportionate" redemption with respect to the stockholder; or it is "not essentially equivalent to a dividend" with respect to the stockholder. Each of these section 302 tests is explained more fully below.

Constructive Ownership of Stock and Other Issues

         In applying each of the section 302 tests, shareholders must take into account not only shares that they actually own but also shares they are treated as owning under the constructive ownership rules of section 318 of the Code. Pursuant to the constructive ownership rules, a stockholder is treated as owning any shares that are owned, actually and in some cases constructively, by certain related individuals and entities as well as shares that the stockholder has the right to acquire by exercise of an option or by conversion or exchange of a security. Due to the factual nature of the section 302 tests described below, shareholders should consult their tax advisors to determine whether the conversion of their shares and receipt of a payment pursuant to the exercise of dissenters' rights will be deemed dividend equivalent in their particular circumstances.

Section 302 Tests

         One of the following tests must be satisfied in order for the distribution not to be treated as the equivalent of a dividend for federal income tax purposes.

         Complete Termination Test. The distribution will result in a "complete redemption" of the stockholder's equity interest in the company only if all of the common stock that is actually owned by the stockholder is sold pursuant to the proposed transactions and the shares that are constructively owned by the stockholder are sold or, with respect to shares owned by certain related individuals, the stockholder effectively waives, in accordance with section 302(c) of the Code, attribution of shares which otherwise would be considered as constructively owned by the stockholder. Certain restrictions apply to the waiver of attribution of shares. Shareholders wishing to satisfy the "complete redemption" test through waiver of the constructive ownership rules should consult their tax advisors.

         Substantially Disproportionate Test. The distribution will result in a "substantially disproportionate" redemption with respect to the stockholder if, among other things, the stockholder owns actually and constructively less than 50% of the total combined voting power of all classes of stock after the redemption, and the percentage of the then outstanding voting common stock actually and constructively owned by the stockholder immediately after the purchase is less than 80% of the percentage of the previously outstanding voting common stock actually and constructively owned by the stockholder immediately before the purchase.

         Not Essentially Equivalent to a Dividend Test. The distribution will be treated as "not essentially equivalent to a dividend" if the reduction in the stockholder's proportionate interest actually and constructively owned constitutes a "meaningful reduction" given the stockholder's particular circumstances. Whether the receipt of a cash payment will be "not essentially equivalent to a dividend" will depend upon the stockholder's particular facts and circumstances. Shareholders should consult their tax advisors as to the application of this test in their particular circumstances.

         If a  stockholder  receives only cash payments and satisfies any of the section 302 tests described above, the stockholder will be treated as if it sold its common stock and will recognize capital gain or loss as described above. If a stockholder does not satisfy any of the section 302 tests described above, the purchase of a stockholder's common stock will not be treated as a sale or exchange under section 302 of the Code. Instead, the amount received by a stockholder in the redemption will be treated as a dividend distribution under section 301 of the Code, taxable at ordinary income tax rates, to the extent, first, of the stockholder's applicable share of OraLabs' current earnings and profits, as defined for U.S. federal income tax purposes, and, second, of the U.S. stockholder's applicable share of OraLabs' current earnings and profits, as defined for U.S. federal income tax purposes. To the extent the amount exceeds the stockholder's applicable share of current and accumulated earnings and profits, the excess first will be treated as a tax free return of capital to the extent of the stockholder's basis in its common stock and any remainder will be treated as capital gain, which may be long term capital gain as described above. The determination of whether a corporation has earnings and profits is complex and the legal standards to be applied are subject to uncertainties and ambiguities. Additionally, the amount of current earnings and profits can be determined only at the end of the taxable year. Accordingly, it is unclear whether OraLabs will have sufficient current and accumulated earnings and profits to cover the amount of any payment made to shareholders. To the extent that a redemption is treated as the receipt by the stockholder of a dividend, the stockholder's tax basis in the redeemed shares will be added to any shares of common stock retained or sold by the stockholder, and may be lost if the stockholder does not actually retain any stock ownership in OraLabs.

Backup Withholding

         A stockholder who receives payment for his, her or its common stock by exercise of dissenters' rights may be subject to backup withholding equal to the fourth lowest tax rate under section 1(c) of the Code with respect to the gross proceeds received unless such stockholder (1) is a corporation or other exempt recipient and, when required, establishes this exemption or (2) provides its correct taxpayer identification number, certifies that it is not currently subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A stockholder who does not provide OraLabs with its correct taxpayer identification number may be subject to penalties imposed by the IRS. Any amount withheld under these rules will be credited against the stockholder's federal income tax liability. OraLabs will report to shareholders and to the IRS the amount of any reportable payments arising from exercise of dissenters' rights and any amount withheld. Each stockholder should consult his, her or its own tax advisor with respect to the particular tax consequences to it of the transactions described herein, including the applicability and effect of state, local and foreign tax law.

Fees and Expenses

         Whether or not the proposed transactions are consummated, all of the fees and expenses incurred in connection therewith will be paid by the party (either OraLabs or NVC) incurring such fees and expenses. Estimated fees and expenses (rounded to the nearest thousand, except for the SEC filing fee) incurred or to be paid by OraLabs in connection with the proposed transactions are as follows:

DESCRIPTION                                                 DOLLAR AMOUNT
---------------------------------------------------------   --------------
Special Committee's Financial Advisor's Fees and Expenses    $ 60,000.00

Special Committee's Legal and Accounting Fees and Expenses     20,000.00

OraLabs' Legal and Accounting Fees and Expenses               110,000.00

Printing and Mailing Fees and Expenses                          5,000.00

SEC Filing Fees                                                 7,000.00

TOTAL                                                        $202,000,00


                             THE EXCHANGE AGREEMENT

         The following is a summary of the material provisions of the Exchange Agreement, a copy of which is attached as Annex 1 to this Proxy Statement. This summary is qualified in its entirety by reference to the full text of the Exchange Agreement.
The Stock Exchange

         The Exchange Agreement provides that at its Closing, a series of transactions will become effective. If the Exchange Agreement is approved at the annual meeting by the shareholders of OraLabs, and the other conditions to Closing are satisfied, it is anticipated that we will consummate the transactions in the fall of this year. However, there can be no assurance as to the timing of the Closing or that the consummation of the proposed transactions will occur. Upon the completion of the Closing, the following transactions will have occurred:

     o the 3,629,350 shares of OraLabs common stock owned individually by Gary H. Schlatter will have been redeemed by OraLabs and all of the shares owned by OraLabs of its wholly-owned subsidiary, OraLabs, Inc., will be owned by Mr. Schlatter;

     o OraLabs will be the 100% owner of NVC, and the three NVC Shareholders (and/or their designees) will be the owners of approximately 94% of all of the issued and outstanding common stock of OraLabs;

     o the authorized number of shares of OraLabs common stock will be 200,000,000;

     o the name of the public company will be changed from OraLabs Holding Corp. to NVC Lighting Corporation;

     o the 2005 Stock Option, SAR and Stock Bonus Plan covering 5,000,000 shares of common stock will be approved, the 2005 Director Stock Plan will be approved and 300,000 shares will have been issued under the latter Plan to the non-employee directors of OraLabs;

     o the current directors of the public company will resign and be replaced by Mr. Chang-Jiang Wu, Mr. Yong-Hong Hu, Mr. Gang Du and Tracy Hung Wan;

     o the current officers of the public company will resign and be replaced by officers chosen by the new directors; and

     o dissenting shareholders who do not vote to approve the Exchange Agreement and who otherwise strictly comply with the provisions of the Colorado Business Corporation Act regarding statutory appraisal rights will have the right to seek a determination of the fair value of the shares of common stock and payment in cash therefor in lieu of remaining as shareholders of the public company (see "Dissenters' Rights of Appraisal").

         This paragraph explains the approximate number of shares to be outstanding upon completion of the Closing. The nonaffiliated shareholders of OraLabs currently own approximately 952,665 shares. Those shares will be retained by them. Affiliates of OraLabs own 111,000 shares and an additional 300,000 shares will be issued to the non-employee directors, resulting in affiliate ownership of 411,000 shares. The total of the 411,000 shares plus the 952,665 shares (1,363,665 total shares) will equal 6% of the outstanding shares upon completion of the Closing. Therefore, the principals of NVC or their designees will be issued 21,364,085 shares, or 94% of the total number of 22,727,750 shares to be outstanding. These figures do not take into account the possible exercise of up to 131,500 options that may be exercised prior to Closing by employees of OraLabs. To the extent that any of those options are exercised, additional shares would be issued to the principals of NVC or their designees so that they retain their 94% ownership. If all of the options are exercised, an additional 2,060,167 shares will be issued to the NVC principals or their designees.

Conditions to the Closing of the Exchange Agreement

         The respective obligations of OraLabs, NVC and the NVC Shareholders to consummate the transactions under the Exchange Agreement are subject to the fulfillment or waiver at or prior to Closing of certain conditions including the following:

     o the Exchange Agreement and all of the transactions contemplated thereby must be approved by the shareholders of OraLabs;

     o    OraLabs must receive a comfort letter from NVC's independent auditors,
          within  ten  days  prior  to  the  proposed   Closing  date,  that  is
          satisfactory to OraLabs' counsel;

     o OraLabs must receive a legal opinion from an attorney authorized to practice in China as to the legal effect of certain matters, including that the exchange of the stock owned by the NVC Shareholders for stock in OraLabs is legally binding upon them;

     o there must be no legal action that prevents or restrains completion of the proposed transactions;

     o the number of OraLabs shares that are the subject of dissenters' rights exercised by OraLabs' shareholders cannot exceed 100,000 shares;

     o if continued listing of the public company's shares on the NASDAQ SmallCap Market is not approved by the NASD for reasons attributable to OraLabs, NVC may seek to renegotiate the relative shareholdings to be owned upon completion of the transactions between the NVC shareholders and the OraLabs shareholders; and

     o the absence of any material adverse change in the condition of either OraLabs or NVC.

Representations and Warranties

         The Exchange Agreement contains representations and warranties by the parties. These include, among other things, the following:

     o    their respective organization and qualification to do business;

     o their authority to enter into and consummate the Exchange Agreement and the transactions contemplated thereby;

     o the absence of a conflict between the Exchange Agreement and the transactions contemplated thereby, with laws applicable to, and material agreements of, the respective parties;

     o the consents and filings required with respect to the Exchange Agreement and the transactions contemplated thereby;

     o the accuracy of the information provided by the parties for inclusion in this Proxy Statement and in filings to be made with the SEC with respect thereto;

     o the absence of undisclosed liabilities and changes in the business of the parties;

     o    the status of litigation;

     o compliance with respect to taxes, employee plans and environmental matters;

     o    title to properties; and

     o    the lack of brokers retained by the parties.

Covenants

         The parties have agreed to operate, and to cause their subsidiaries to operate, their respective businesses in the ordinary and usual course prior to Closing of the Exchange Agreement. Specifically, the parties have agreed to:

     o conduct their businesses in the ordinary and usual course of business and consistent with past practice;

     o conduct the business of NVC after Closing as it had been conducted prior to Closing;

     o cause the OraLabs common stock to continue to be listed on the NASDAQ SmallCap Market upon completion of the Closing and/or submit a new NASDAQ SmallCap Market listing application if necessary (if continued listing is not approved by the NASD for reasons attributable to OraLabs, then NVC reserves its right to seek to renegotiate the relative shareholdings between the NVC Shareholders and OraLabs);

     o not make any change in their organizational documents, borrow any funds outside of the ordinary course of business or pay any material obligation or liability not otherwise in the ordinary course of business; and

     o not issue, deliver or agree to issue or deliver any stock, bonds or other corporate securities.

Indemnification

         NVC, the NVC Shareholders, and OraLabs agreed to certain indemnification obligations under the Exchange Agreement. NVC and the NVC Shareholders have agreed to indemnify OraLabs and its representatives against any loss that may be incurred and which arises out of or is based on any inaccuracy or misrepresentation made by NVC in the Exchange Agreement. OraLabs agreed to indemnify NVC and its representatives, as well as the NVC Shareholders, against any loss that they may incur arising out of or based on any inaccuracy or misrepresentation made by OraLabs under the Exchange Agreement. OraLabs also agree to cause its subsidiary, OraLabs, Inc., to indemnify the public company from any loss that may exist immediately prior to the Closing or that may be asserted after the Closing regarding any claim or liability arising from the operations of OraLabs or any other matter prior to the Closing. The obligations of OraLabs, Inc. will be under a form of indemnification agreement that is attached as Exhibit 1 to the Exchange Agreement that is attached to this Proxy Statement as Annex 1.

         Furthermore, OraLabs, Inc. agreed to reimburse the public company for the amount, up to $20,000, that the public company may be obligated to pay to dissenters who are paid the fair value of their shares under Colorado law (see Dissenters' Rights of Appraisal). The public company will permit OraLabs, Inc. to actively participate in the process of determining the amount payable to dissenters and it is agreed that no offer amount or settlement will be made by it for payments to dissenters without the prior written approval of OraLabs, Inc., which will not be unreasonably withheld. In the event that OraLabs, Inc. makes payments to the public company in satisfaction of this obligation, the public company will issue shares of its common stock to OraLabs, Inc. which, when multiplied by the average of the closing bid and ask price of the common stock of OraLabs as of the close of trading on the date that payment is received by OraLabs, equals the amount paid by OraLabs, Inc. to reimburse the public company. In that event, the Company agreed to use its diligent, good-faith efforts to register those shares as soon as possible thereafter, but the cost of filing fees paid to the SEC or under Blue Sky laws will be the obligation of OraLabs, Inc.

Termination of the Exchange Agreement

         The Exchange Agreement may be terminated and the transactions abandoned at any time prior to completion of the Closing (notwithstanding any approval of the Exchange Agreement by the shareholders of OraLabs);

     o    by written consent of the parties;

     o by any party if the Closing does not occur by September 30, 2005, which may be extended by mutual agreement of the parties for a period not to exceed 45 days if Closing does not occur or the Proxy Statement has not been cleared by the SEC by September 30, 2005;

     o by either party if the other failed to comply in any material respect with any of its covenants or agreements contained in the Exchange Agreement or if any of the representations or warranties shall be inaccurate in any material respect, or if there shall have been any change after the date of the latest balance sheets in the assets, properties, business or financial condition of the party which could have a materially adverse effect on the value of the party's business; and

     o by either party if there shall be any actual or threatened action or proceeding before any court or any governmental body which seeks to restrain, prohibit or invalidate the transactions contemplated by the Exchange Agreement and which, in the judgment of the other party, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by the Exchange Agreement; or any of the transactions contemplated by the Exchange Agreement are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such Board of Directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only upon a condition or conditions which would be unduly burdensome, making it inadvisable to proceed under the Exchange Agreement.

Fees and Expenses

         All costs and expenses incurred in connection with the Exchange Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses, including without limitation its attorneys fees, and there are no other payments due from one party to the other in connection with a termination.

Amendment/Waiver

         At any time prior to Closing, the Exchange Agreement may be amended by a writing signed by all of the parties thereto, with respect to any of the terms contained in the Exchange Agreement, and any term or condition of the Exchange Agreement may be waived or the time for performance of any such term or condition may be extended by a writing signed by the party for whose benefit the provision is intended.

                         DISSENTERS' RIGHTS OF APPRAISAL

         The following is a summary of dissenters' rights available to OraLabs shareholders, which summary is not intended to be a complete statement of applicable Colorado law and is qualified in its entirety by reference to Article 113, Title 7 of the Colorado Business Corporation Act, which is set forth in its entirety as Annex 3 attached hereto. If you wish to exercise your statutory right to dissent from the proposed transactions, you should read the detailed explanation of your dissenter rights and the procedure that must be followed to exercise those rights set forth below.

Do you have the right to exercise dissenter rights?

         To exercise dissenter rights under Colorado law, you must be the shareholder of record of the shares of common stock as to which the dissenter rights are to be exercised on the record date established for the annual meeting, and on the date that the written demand and notice for appraisal described below is made, and the shareholder must continuously hold those shares through the effective time of the proposed transactions.

How to exercise dissenter rights.

         To exercise dissenter rights, you must:

     o cause the Company to receive before the vote is taken at the annual meeting, a written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed transactions are effectuated; and

     o    not vote the shares in favor of the proposed transactions.

         If the transactions are approved by the shareholders at the annual meeting, you will then receive written notice from us giving you detailed instructions of the procedure to be followed to perfect your demand to receive payment for your shares.

Right to Dissent.

         You are entitled to dissent from the proposed transactions and obtain payment of the fair value of your shares if and when the proposed transactions are effectuated. Under Article 113 of the Colorado Business Corporation Act ("CBCA"), a shareholder entitled to dissent and obtain payment for the shares may not challenge the corporate action creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         Under CBCA Section 7-113-103(1), a record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights.

         CBCA Section 7-113-103(2) provides that a beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

         We will require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to us that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights.

Before the Annual Meeting

     PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS. If you wish to assert dissenters' rights you must:


     o cause us to receive before the vote is taken on the proposed transactions at the annual meeting, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed transactions are effectuated; and

     o not vote the shares in favor of the proposed transactions. A SHAREHOLDER WHO DOES NOT SATISFY THE FOREGOING REQUIREMENTS WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR HIS OR HER SHARES UNDER CBCA ARTICLE 113.

After the Annual Meeting

         NOTICE FROM US. If the proposed transactions are approved at the annual meeting, we will send written notice to dissenters who are entitled to demand payment for their shares. The notice required by us will be given no later than 10 days after the effective time of the proposed transactions and will:

     o state that the proposed transactions were authorized and state the effective time or proposed effective date of the transactions;

     o set forth an address at which we will receive payment demands and the address of a place where certificates must be deposited;

     o inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     o supply a form demanding payment, which form will request a dissenter to state an address to which payment is to be made;

     o set the date by which we must receive the payment demand and certificates for shares, which date will not be less than 30 days after the date the notice is given;

     o state that if a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to us that the beneficial shareholder and the record shareholder or the record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights; and

     o    be accompanied by a copy of CBCA Article 113.

         DEMAND FOR PAYMENT AND DELIVERY OF SHARE CERTIFICATE. A shareholder who is given a dissenters' notice and who wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice,

     o cause us to receive a payment demand (which may be the payment demand form supplied by us and duly completed, or other acceptable writing) and

     o    deposit the shareholder's stock certificates.

         A shareholder who demands payment in accordance with the foregoing retains all rights of a shareholder, except the right to transfer the shares until the effective time of the proposed transactions, and has only the right to receive payment for the shares after the effective time. A demand for payment and deposit of certificates is irrevocable except that if the effective time does not occur within 60 days after the date set by us by which we must receive the payment demand, we will return the deposited certificates and release the transfer restrictions imposed. If the effective time occurs more than 60 days after the date set by us by which we must receive the payment demand, then we shall send a new dissenters' notice. A SHAREHOLDER WHO DOES NOT DEMAND PAYMENT AND DEPOSIT SUCH SHAREHOLDER'S SHARE CERTIFICATES AS REQUIRED BY THE DATE OR DATES SET IN THE DISSENTERS' NOTICE WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR SUCH SHAREHOLDER'S SHARES UNDER CBCA ARTICLE 113.

         DELIVERY OF PAYMENT. At the effective time or upon receipt of a payment demand, whichever is later, we will pay each dissenter who complied with the notice requirements referenced in the preceding paragraph, our estimate of the fair value of the dissenter's shares plus accrued interest. Payment shall be accompanied by an audited balance sheet as of the end our most recent fiscal year or, if that is not available, our balance sheet as of the end of the fiscal year not ending more than sixteen months before the date of payment, and an audited income statement for that year, and an audited statement of changes in shareholders' equity for that year and an audited statement of cash flow for that year, as well as the latest available financial statements, if any, for the interim period, which interim financial statements will be unaudited. Payment will also be accompanied by a statement of our estimate of the fair value of the shares and an explanation of how the interest was calculated, along with a statement of the dissenter's right to demand payment and a copy of CBCA Article 113.

         HOW TO DISPUTE PAYMENT AMOUNT. If a dissenter disagrees with our payment or offer, such dissenter may give notice to us in writing of the dissenter's estimate of fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made prior thereto, or reject our offer and demand payment of the fair value of the shares and interest due if: (a) the dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest due was incorrectly calculated, (b) we fail to make payment within 60 days after the date set by us by which we must receive the payment demand, or (c) we do not return deposited certificates in the event the effective time is 60 days after the date set by us by which the payment demand must be received by the shareholder asserting dissenters' rights. A DISSENTER WAIVES THE RIGHT TO DEMAND PAYMENT UNDER THIS PARAGRAPH UNLESS THE DISSENTER CAUSES US TO RECEIVE THE NOTICE REFERENCED IN THIS PARAGRAPH WITHIN 30 DAYS AFTER WE MAKE OR OFFER PAYMENT FOR THE SHARES OF THE DISSENTER.

         JUDICIAL APPRAISAL OF SHARES. If a demand for payment made by a dissenter as set forth above is unresolved, we may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the 60 day period, we must pay to each dissenter whose demand remains unresolved the amount demanded. We must commence the proceeding described above in the District Court of the County of Douglas, Colorado. We must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law. Jurisdiction in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers will have the powers described in the court order appointing them, or in any amendment to such order. The parties to the proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by us, or for the fair value, plus interest, of the dissenter's shares for which we elected to withhold payment.

         The court in an appraisal proceeding will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against us, except that the court may assess costs against all or some of the dissenters, in the amount the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (a) against us and in favor of any dissenters if the court finds that we did not substantially comply with the procedures for exercise of dissenters' rights set forth in CBCA Article 113; or (b) against either us or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by CBCA Article 113. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against us, the court may award to such counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

         It is the intention of the persons named in the accompanying form of proxy to vote such proxy "For" approval of the Exchange Agreement and the transactions by which the Company will acquire all of the ownership interests in NVC in exchange for the issuance of shares to the NVC Shareholders, redeem all of the shares of OraLabs owned by Mr. Schlatter individually in exchange for the transfer to him of all of the shares of OraLabs, Inc. owned by the Company, and issue 100,000 shares of OraLabs common stock to each of the three non-employee directors under the 2005 Director Stock Plan, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for such transactions. Approval requires an affirmative vote of a majority of the shares entitled to vote with respect to the first two transactions and a majority of the shares present in person or by proxy and entitled to vote at the annual meeting with respect to the third transaction. Management recommends that the shareholders vote "For" approval of the Exchange Agreement and those transactions.

PROPOSAL TWO:  ELECTION OF DIRECTORS.

         OraLabs' Board of Directors consists of Messrs. Schlatter, Friess, Goldstone and Gust, who will all resign effective upon completion of the Closing of the proposed transactions. There are four nominees for directors, three of whom are principals and shareholders of NVC Lighting Investment Holdings Limited. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected, or until the director's death, resignation or removal.

         The nominees for the Board of Directors of OraLabs are as follows:

         NAME                  AGE       PROPOSED POSITIONS
         -----                 ---       -------------------
         Du Gang               40        Chairman of the Board

         Wu Chang Jiang        40        Director and Chief Executive Officer

         Hu Yong Hong          39        Deputy Chairman of the Board

         Tracy Wan Hung        46        Director



         See "NVC Business-NVC Management" for information about the nominees.

         It is the intention of the persons named in the accompanying form of proxy to vote such proxy "For" the election of the persons listed above, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for the electing of any such director to office. Each nominee must be approved by receiving the highest number of affirmative votes of the shares present in person or by proxy and entitled to vote at the annual meeting. Our management recommends that shareholders vote "For" the election of the nominees.

PROPOSAL THREE: AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF ORALABS FROM ORALABS HOLDING CORP. TO NVC LIGHTING CORPORATION OR SIMILAR AND TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED TO 200,000,000.

         Management requests stockholder approval to amend the Articles of Incorporation to change the name of OraLabs to NVC Lighting Corporation or similar subject to availability and approval by the Colorado Secretary of State. This change is recommended to reflect the new business direction of OraLabs upon completion of the proposed transactions. In the event that Closing does not occur, the name of OraLabs will not be changed.

         Management requests stockholder approval to amend the Articles of Incorporation to increase the number of common shares authorized to 200,000,000. This increase will be to provide for enough shares to complete the proposed transactions and will make additional shares available for issuance by OraLabs as may be desired from time to time.

         Our Articles of Incorporation currently authorize 25,000,000 common shares, $0.001 par value, of which 4,693,015 shares are outstanding as of July 29, 2005. Upon issuance of the shares to the NVC Shareholders or their designees and 300,000 shares to the non-employee directors, as well as shares that may be issued upon exercise of employee options, the total number of shares then issued and outstanding could be as many as approximately 25,000,000. NVC believes that it should have a total of 200,000,000 shares authorized under the Articles of Incorporation so that it will have flexibility when it comes to issuing additional shares of common stock. The issuance of shares to the NVC Shareholders or their designees and 300,000 shares to the non-employee directors will substantially dilute the holdings of the nonaffiliated shareholders of OraLabs. Those shareholders will own only approximately 4.2% of the issued and outstanding shares of common stock upon completion of the proposed transactions (without giving effect to the exercise of any employee options), whereas they own approximately 20.30% of the common shares currently issued and outstanding.

         In the event that the proposed transactions are not completed at Closing, the increase in authorized shares of common stock will not be given effect. NVC has no current plans, proposals or arrangements for the use of the increase in authorized common shares other than to complete the proposed transactions  described  in this Proxy  Statement.  The  issuance of  additional shares will further dilute the interests of the current nonaffiliated shareholders. The Articles of Incorporation also authorize a class of preferred stock, although none have been issued. No changes will be made to that authority.

         It is the intention of the persons named in the accompanying form of proxy to vote such proxy "For" the amendment changing the name of OraLabs and increasing the number of authorized shares, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for the amendment. Our management recommends that shareholders vote "For" the amendment changing the name of OraLabs and increasing the number of authorized shares. Amending the Articles of Incorporation to change OraLabs' name and to increase authorized shares must be approved by an affirmative vote of a majority of the shares present in person or by proxy at the annual meeting.

PROPOSAL FOUR:  APPROVAL OF THE 2005 STOCK OPTION, SAR AND STOCK BONUS PLAN.

         The shareholders will be asked to approve the proposed 2005 Stock Option SAR and Stock Bonus Plan (a copy of the plan is attached as Schedule 3 to the Stock Exchange Agreement attached as Annex 1 to this Proxy Statement). Adoption of the plan will permit the Company to issue securities to employees, consultants and others who have an interest in the Company or who the Company wishes to provide services to the Company, including service as a member of the Board of Directors.

It is the intention of the persons named in the accompanying form of Proxy to vote such proxy "For" approval of the plan unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for approval of the plan. Our management recommends that shareholders vote "For" the approval of the plan. Approval of the plan requires an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting.

PROPOSAL FIVE: ELECTION OF INDEPENDENT AUDITORS.

         The Board of Directors has selected Murrell, Hall, McIntosh & Co., PLLP as the independent auditors to audit the books and accounts of the Company for the fiscal year ending December 31, 2005. Ehrhardt Keefe Steiner & Hottman, P.C. has served as the independent auditors since December 29, 1998. A representative of Murrell, Hall, McIntosh & Co., PLLP is expected to attend the Annual Meeting and will be available to respond to appropriate questions. The following table presents fees for professional audit services rendered by Ehrhardt Keefe Steiner & Hottman P.C. ("EKS&H") for the audit of our annual financial statements for the years ended December 31, 2004 and December 31, 2003, and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during the fiscal years ended December 31, 2004 and 2003:


                                       2004                      2003
Audit Fees                           $65,500                   $62,000
Audit-Related Fees                      $0                        $0
Tax Fees                                $0                        $0
All Other Fees                          $0                        $0

         Audit Fees are fees incurred in connection with the audit of the Company's consolidated annual financial statements and the review of financial statements in the Company's quarterly reports on Form 10-QSB. All Other Fees are incurred for services other than those described above. The Audit Committee will pre-approve the performance by EKS&H of any services other than those relating to the audit or review of the Company's financial statements, but no other services are anticipated at this time.

         In the event that the other proposed transactions are not completed at Closing, it is intended that Ehrhardt Keefe Steiner & Hottman, P.C. will be retained as OraLabs' independent auditors.

         It is the intention of the persons named in the accompanying form of proxy to vote such proxy "For" the ratification of the selection of the auditors, unless shareholders specifically indicate in their proxies that they desire to vote against or abstain from voting for the ratification. Our management recommends that shareholders vote "For" the ratification of the appointment of the auditors. Adoption of this ratification must be approved by an affirmative vote of the majority of the shares present at the annual meeting in person or by proxy.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         This Proxy Statement contains and incorporates by reference certain forward-looking statements and information relating to OraLabs that are based on the beliefs of management as well as assumptions made by and information currently available to OraLabs. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts, including statements regarding the completion of the proposed transactions to be considered by the OraLabs shareholders at the Annual Meeting. When used in this document, the words "anticipate," "believe," "estimate," "expect," "plan," "intend," "project," "predict," "may," and "should" and similar expressions are intended to identify forward-looking statements. Such statements reflect a current view of OraLabs with respect to future events, including the closing upon the proposed transactions, and are subject to numerous risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements of OraLabs to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including without limitation the failure for any reason of the proposed transactions to close, the failure of OraLabs to maintain its NASDAQ listing for its common stock, competition, problems accompanying the management of manufacturing and growth, dependence on key personnel, government regulation, dependence upon significant distributors and retailers, dependence upon third-party suppliers and no assurances of proprietary protection.

         Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this Proxy Statement as anticipated, believed, estimated, expected, planned or intended. OraLabs does not intend, or assume any obligation, to update these forward-looking statements to reflect actual results, changes in assumptions or changes in the factors affecting such forward-looking statements.

                              FINANCIAL STATEMENTS

         OraLabs hereby incorporates by reference its Consolidated Financial Statements and Independent Auditors' Report dated December 31, 2004, in OraLabs' Form 10-KSB/A filed for the fiscal year ended December 31, 2004, and its unaudited financial statements in its Form 10-QSB filed for the quarter ended March 31, 2005. NVC's Consolidated Financial Statements as of December 31, 2004, including the Report of its Independent Registered Public Accounting Firm, NVC's Consolidated Financial Statements as of March 31, 2005, and Pro Forma Condensed Consolidated Financial Statements follow the final text of this Proxy.

                       WHERE YOU CAN FIND MORE INFORMATION

         The SEC allows OraLabs to "incorporate by reference" information into this Proxy Statement, which means that OraLabs can disclose important information by referring you to another document filed separately with the SEC. The following documents previously filed by OraLabs with the SEC are included with this Proxy Statement for your convenient review, and are incorporated by reference in this Proxy Statement and are deemed a part hereof:

         Form 10-KSB/A filed by OraLabs for the fiscal year ended December 31, 2004; Form 10-QSB filed by OraLabs for the quarter ended March 31, 2005.

         Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superceded for all purposes to the extent that a statement contained in this Proxy Statement modifies or replaces such statement. The forward-looking statements made in the incorporated documents are not protected by the safe harbor for forward-looking statements.

                       STOCKHOLDER MEETINGS AND PROPOSALS

         OraLabs postponed its annual meeting of shareholders that regularly occurs in late May to the newly scheduled date to avoid incurring the expense of notifying the shareholders for two separate meetings. Regardless of whether or not the transactions contemplated by the Exchange Agreement are consummated, it is intended that the next annual meeting of shareholders of OraLabs will be held in May 2006. Shareholders of OraLabs wishing to include proposals in the proxy material relating to the Annual Meeting of Shareholders of OraLabs in 2006 must submit the same in writing so as to be received at the principal executive office of OraLabs (to the attention of the Secretary) on or before ______________________ for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

         Shareholders who wish to submit any items of business to be addressed at an annual meeting of shareholders (rather than include the item in the proxy material) must make the submission in a timely manner as provided in OraLabs' Amended and Restated Bylaws. The Bylaws provide that only timely submissions of business items will be considered as proper business at the meeting. To be timely, a stockholder's written submission must be delivered to or mailed and received at, the principal business offices of OraLabs at least sixty (60) days in advance of the date that OraLabs' proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders. As this proxy statement for the 2005 annual meeting is being released on approximately _____________, 2005, the deadline for submissions of business items for the 2006 annual meeting will be _________________. The Bylaws also specify what must be included in the written notice of submission in order for the submission to be considered timely and to be considered proper business to be conducted at the annual meeting.

                              AVAILABLE INFORMATION

         No person is authorized to give any information or to make any representations, other than as contained in this Proxy Statement, in connection with the Exchange Agreement or the transactions contemplated thereby, and if given or made, such information or representations may not be relied upon as having been authorized by OraLabs or NVC. The delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of OraLabs or NVC since the date hereof.

         OraLabs is currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. Copies of such reports, proxy statements and other information, and the exhibits thereto, may be copied (at prescribed rates) at the Public Reference Room maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site (HTTP://WWW.SEC.GOV) that contains reports, proxy and information statements, and other information filed electronically with the SEC by OraLabs. A copy of the OraLabs Annual Report for fiscal year 2004 accompanies this Proxy Statement. COPIES OF ANY EXHIBITS THERETO WILL BE FURNISHED TO ANY STOCKHOLDER OF ORALABS UPON THE PAYMENT OF A REASONABLE DUPLICATING CHARGE. WRITTEN REQUESTS FOR ANY EXHIBIT SHOULD BE DIRECTED TO ORALABS HOLDING CORP., 18685 EAST PLAZA DRIVE, PARKER, COLORADO 80134, ATTENTION: INVESTOR Relations.

                            SOLICITATION AND EXPENSES

OraLabs will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, Directors, officers and regular employees of OraLabs (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals and OraLabs will reimb S:\GERI\WPDOCS\5671\37\PROXY TO BIZWIRE.DOC 65 August 11, 2005 urse them for their expenses.

                    NVC LIGHTING INVESTMENT HOLDINGS LIMITED
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2004

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES




                                TABLE OF CONTENTS



                                                              PAGE
REPORT OF INDEPENDENT REGISTERED PUBLIC
     ACCOUNTING FIRM............................................1
CONSOLIDATED FINANCIAL STATEMENTS
Consolidated Balance Sheet, December 31, 2004...................2
Consolidated Statements of Operations,

     For the Years Ended December 31, 2004 and 2003.............3

Consolidated Statements of Members' Equity,
     For the Years Ended December 31, 2004 and 2003.............4
Consolidated Statements of Cash Flows,
     For the Years Ended December 31, 2004 and 2003.............5
Notes to the Consolidated Financial Statements..................7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



INDEPENDENT AUDITORS' REPORT
TO THE BOARD OF DIRECTORS AND MEMBERS OF
NVC LIGHTING INVESTMENT HOLDINGS LIMITED

(INCORPORATED IN HONG KONG SPECIAL ADMINISTRATIVE REGION WITH LIMITED LIABILITY)


We have audited the accompanying consolidated balance sheet of NVC Lighting Investment Holdings Limited and subsidiaries (the "Company") as of December 31, 2004 and the related consolidated statements of operations, statements of members' equity and cash flows for the years ended December 31, 2004 and 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to in the first paragraph above present fairly, in all material respects, the financial position of NVC Lighting Investment Holdings Limited and subsidiaries as of December 31, 2004 and the results of their operations and cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.







/S/  MURRELL, HALL, MCINTOSH & CO., PLLP


Oklahoma City, Oklahoma
April 9, 2005

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES


                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2004
                            (EXPRESSED IN US DOLLARS)

                               ASSETS

 CURRENT ASSETS:

   Cash and equivalents                                              $ 3,769,718
   Accounts receivable -
      Trade, net of allowance for bad debts of $217,970                1,709,861
      Other                                                              516,837
   Inventories                                                         7,071,261
   Advances to suppliers                                                 232,327
   Deposit and prepayments                                               500,619
                                                                     -----------

      Total current assets                                            13,800,623
                                                                     -----------

INVESTMENT - LONG TERM BANK DEPOSIT                                      157,005
                                                                     -----------

PROPERTY, PLANT AND EQUIPMENT:

   Fixed assets, net of accumulated depreciation                       1,026,806
   Construction-in-progress                                            2,678,363
                                                                     -----------

                                                                       3,705,169

OTHER ASSETS:
   Distribution agreements, net of accumulated amortization
       of $994,366                                                     4,198,870
                                                                     -----------

                                                                     $21,861,667
                                                                     ===========

                 LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:

   Accounts payable and accrued expenses                             $14,688,301
   Advances from customers                                               847,533
   Amounts due to directors                                              570,686
   Other taxes payable                                                 2,158,232
                                                                     -----------
      Total current liabilities                                       18,264,752
                                                                     -----------


MINORITY INTEREST                                                         83,576
                                                                     -----------

MEMBERS' EQUITY:

   Registered capital                                                  1,410,256
   Capital reserve                                                       725,284
   Retained earnings                                                   1,377,799
                                                                     -----------
                                                                       3,513,339
                                                                     -----------

                                                                     $21,861,667
                                                                     ===========

The accompanying notes are an integral part of these financial statements.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                            (EXPRESSED IN US DOLLARS)


                                               2004               2003
                                               ----               ----


SALES                                       $ 55,394,520    $ 30,598,374
COST OF GOODS SOLD                            38,539,315      21,104,524
                                            ------------    ------------
    GROSS PROFIT                              16,855,205       9,493,850
                                            ------------    ------------

OPERATING EXPENSES:

   Selling expenses                            6,146,591       4,010,321
   Administrative expenses                     3,976,993       2,273,943

    Depreciation and amortization expense        119,008          95,570
                                            ------------    ------------
      Total operating expenses                10,242,592       6,379,834
                                            ------------    ------------
INCOME FROM OPERATIONS                         6,612,613       3,114,016
                                            ------------    ------------
OTHER INCOME (EXPENSE):

   Other revenues                                677,809         153,521
   Interest income (expense)                        (411)          6,975
                                            ------------    ------------
TOTAL OTHER INCOME                               677,398         160,496
                                            ------------    ------------
INCOME BEFORE INCOME TAXES                     7,290,011       3,274,512
PROVISION FOR INCOME TAXES                          --              --
                                            ------------    ------------
NET INCOME BEFORE MINORITY INTERESTS           7,290,011       3,274,512
MINORITY INTERESTS IN EARNINGS                  (184,984)        (74,699)
                                            ------------    ------------
NET INCOME                                  $  7,105,027    $  3,199,813
                                            ============    ============

The accompanying notes are an integral part of these financial statements.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                   CONSOLIDATED STATEMENTS OF MEMBERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                            (EXPRESSED IN US DOLLARS)



                                     REGISTERED      CAPITAL         RETAINED       MINORITY    TOTAL MEMBERS'
                                      CAPITAL        RESERVE         EARNINGS       INTERESTS       EQUITY
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2002         $ 1,410,256   $   230,464    $ 1,020,865    $    38,462    $ 2,700,047
Net income for the year ended
  December 31, 2003                         --            --        3,199,813         74,699      3,274,512
Transfer from/(to) capital reserve          --         460,911       (474,093)        13,182           --
Distribution to members:

  Distribution of net assets                --        (265,148)    (1,502,507)          --       (1,767,655)
  Dividend paid                             --            --       (2,328,000)       (72,000)    (2,400,000)
                                     -----------   -----------    -----------    -----------    -----------

Balance at December 31, 2003           1,410,256       426,227        (83,922)        54,343      1,806,904
Net income for the year ended
  December 31, 2004                         --            --        7,105,027        184,984      7,290,011
Transfer from/(to) capital reserve          --         299,057       (308,306)         9,249           --
Distribution to members:
  Dividend paid                             --            --       (5,335,000)      (165,000)    (5,500,000)
                                     -----------   -----------    -----------    -----------    -----------

Balance at December 31, 2004         $ 1,410,256   $   725,284    $ 1,377,799    $    83,576    $ 3,596,915
                                     ===========   ===========    ===========    ===========    ===========



The accompanying notes are an integral part of these financial statements.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                            (EXPRESSED IN US DOLLARS)


                                                               2004            2003
                                                              -----            ----

 CASH FLOWS FROM OPERATING ACTIVITIES:

 Net income                                                 $ 7,105,027    $ 3,199,813
 Adjustments to reconcile net income to net cash provided
    by provided by operating activities -

      Amortization of distribution agreements                   504,228        325,081
      Depreciation                                              256,023        200,543
      Minority interests in earnings                            184,984         74,699
 Changes in assets and liabilities:
   (Increase) decrease in -

      Accounts receivable, trade                               (647,526)       440,281
      Other receivables                                         348,132       (542,374)
      Inventories                                            (5,213,224)        57,143
      Advances to suppliers                                    (195,010)         4,895
      Prepayments                                              (500,619)          --
      Amount due from a related company                          46,845        (46,845)
   Increase in -
      Accounts payable and accrued expenses                   4,724,169      4,103,971
      Advances from customers                                   293,005        301,823
      Tax payable                                             1,104,502        965,834
                                                            -----------    -----------
      Net cash provided by operating activities               8,010,536      9,084,864
                                                            -----------    -----------
 CASH FLOWS FROM INVESTING ACTIVITIES:

   Construction-in-progress                                  (2,368,460)      (309,903)
   Intangible assets                                         (1,811,594)    (1,570,048)
   Purchases of fixed assets                                   (593,157)      (356,850)
                                                            -----------    -----------
      Net cash (used in) investing activities                (4,773,211)    (2,236,801)
                                                            -----------    -----------
 CASH FLOWS FROM FINANCING ACTIVITIES:
   Advances from directors                                      374,969        671,222
   Repayments of long-term debts                                 (4,042)        (9,545)
   Dividends paid                                            (5,500,000)    (2,400,000)
                                                            -----------    -----------
      Net cash (used in) financing activities                (5,129,073)    (1,738,323)
                                                            -----------    -----------
NET INCREASE (DECREASE) IN CASH                              (1,891,748)     5,109,740

 CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                 5,661,466        551,726
                                                            -----------    -----------
 CASH AND CASH EQUIVALENTS, END OF YEAR                     $ 3,769,718    $ 5,661,466
                                                            ===========    ===========

The accompanying notes are an integral part of these financial statements.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                            (EXPRESSED IN US DOLLARS)

                                                                2004            2003
                                                                ----            ----

  SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Distribution of net assets                                $          -   $   1,767,655
                                                             ============   =============
  Interest paid                                             $      1,938   $       1,864
                                                             ============   =============
  Income taxes paid                                         $          -   $           -
                                                             ============   =============


SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Pursuant to the reorganization of the Company, NVC Lighting Company Limited ceased operations on April 30, 2003, and distributed certain net assets totaling $1,767,655 to its members. On May 1, 2003, the business operations of NVC Lighting were transferred to NVC Industrial Development Company Limited.

The accompanying notes are an integral part of these financial statements.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)



1. DESCRIPTION OF BUSINESS

     NATURE OF ORGANIZATION

     NVC Lighting Investment Holdings Limited ("NVC Holdings") was incorporated in the Hong Kong Special Administrative Region in The People's Republic of China ("PRC"), as a private limited liability company on June 11, 2004 with an authorized capital of $10,256,410 (HK$80,000,000) divided into 80,000,000 ordinary shares of par value $0.12 (HK$1.00) each.

     Pursuant to the reorganization and restructuring of the Company, NVC Lighting Company Limited ("NVC Lighting") ceased operations on April 30, 2003 and, on the same date, certain net assets were distributed totaling $1,767,655 to the registered equity holders. On May 1, 2003, the business operations of NVC Lighting were transferred to NVC Industrial Development Company Limited ("NVC Industrial").

     On June 13, 2004 NVC Holdings acquired 97% of the outstanding registered capital of NVC Industrial and 100% of the registered capital of NVC Lighting.

     The above two transactions were treated as recapitalization of the existing business in accordance with the requirements of Financial Accounting Standards Opinion No. 141, BUSINESS COMBINATION, EXHIBIT D. The effect of these recapitalizations was rolled back to December 31, 2002 for financial reporting purposes.

     NVC Holdings and its two subsidiaries, NVC Industrial and NVC Lighting are hereinafter collectively referred to as the "Company" or "NVC Group".

     NVC Industrial Development Company Limited was registered as a limited liability Sino-foreign joint investment enterprise on January 28, 2003 in Huizhou, Guangdong Province, in the PRC with a registered capital of $1,282,051 (HK$10,000,000) and a defined period of existence of 15 years to January 27, 2018

     NVC Lighting Company Limited was registered as a limited liability company on November 13, 1998 in Huizhou, Guangdong Province in the PRC with a registered capital of $120,773 (Rmb.1,000,000) and a defined period of existence of 6 years to November 12, 2004. The registered capital was held by Wu Chang-jiang as to 45% or $54,347 (Rmb.450,000), Hu Yong-hong as to 27.5% or $33,213 (Rmb.275,000) and Du Gang as to 27.5% or $33,213
     (Rmb.275,000) in trust for and on behalf of NVC Holdings. On May 1, 2003, the business operations of NVC Lighting were transferred to NVC Industrial Development Company Limited ("NVC Industrial").

     DESCRIPTION OF BUSINESS

     The principal activities of the Company are investment holdings, manufacturing and distribution of lighting products. The principal activities of the Company's subsidiaries, NVC Industrial and NVC Lighting, are manufacturing and distribution of lighting products. NVC Group's has operations in The People's Republic of China, Europe, the Middle East and Hong Kong.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)



1.       DESCRIPTION OF BUSINESS, CONTINUED

     As a result of the restructuring and re-organization of the NVC Group, certain of the NVC Lighting's assets and liabilities together with the business then in existence as of April 30, 2003, were distributed in kind to the three registered equity holders on record in proportion to their relative equity holdings as of that date. Pursuant to the Tax Clearance Certificate issued by the Huizhou Municipal Government Tax Authority on May 6, 2003, NVC Lighting ceased its operations and all of its tax liabilities were cleared with the local tax authority.


2.       BASIS OF PREPARATION OF CONSOLIDATED FINANCIAL STATEMENTS

     The Company's consolidated financial statements include the accounts of NVC Lighting Investment Holdings Limited, its 97% owned subsidiary, NVC Industrial Development Company Limited and its 100% owned subsidiary, NVC Lighting Company Limited, after elimination of all material intercompany accounts, transactions, and profits. The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The consolidated financial statements are prepared under the historical cost convention. This basis of accounting differs from that used in the preparation of NVC Holdings' statutory financial statements which are prepared in accordance with generally accepted accounting principles and the relevant Hong Kong Companies Ordinance applicable to enterprises in the Hong Kong Special Administrative Region, and NVC Industrial and NVC Lighting's statutory financial statements which are prepared in accordance with generally accepted accounting principles and the relevant financial regulations applicable to enterprises in the PRC.

     Although the reorganized Company did not legally exist as of the date of the pro-forma consolidated financial statements, the directors considered that it is more meaningful and appropriate to present pro-forma consolidated statements of operations and consolidated statements of cash flow for the year ended December 31, 2003. The pro-forma consolidated financial statements have been prepared using the predecessor's historical costs since the reorganizations were all related parties. Under this basis, NVC Holdings has been treated as the holding company of its subsidiaries, NVC Industrial and NVC Lighting, for the financial years presented rather than from the respective dates of their acquisitions as a result of the Company's reorganization and restructuring.


3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies:

     CONSOLIDATION POLICY - All significant inter-company transactions and balances within the Company are eliminated on consolidation.

     CASH AND EQUIVALENTS - The Company considers all highly liquid debt instruments purchased with maturity period of three months or less to be cash equivalents. The carrying amounts reported in the accompanying consolidated balance sheet for cash and cash equivalents approximate their fair value.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

     ACCOUNTS RECEIVABLE - Provision is made against accounts receivable to the extent, which they are considered to be doubtful. Accounts receivable, all of which are unsecured, are shown in the balance sheet and are stated net of such provision. As of December 31, 2004, provision for doubtful accounts amounted to $217,970. Accounts receivable are charged against the allowance for bad debts at such time as they are determined to uncollectible.

     INVENTORIES - Inventories are stated at the lower of cost or market. The cost of inventories comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. The costs of conversion of inventories include fixed and variable production overheads, taking into account the stage of completion. The cost of inventories is determined using the weighted average method.

     Market value represents the estimated selling price in the ordinary course of business less the estimated costs necessary to complete the sale.

     CONSTRUCTION-IN-PROGRESS - All facilities purchased for installation, self-made or subcontracted are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including cost of facilities, and installation expenses. Upon completion and readiness for use of the project, the cost of construction-in-progress is to be transferred to fixed assets.

     LONG-LIVED ASSETS AND DEPRECIATION - The Company recognizes impairment losses on long-lived assets used in operations when impairment indicators are present and the undiscounted cash flows estimated to be generated by these assets are less than their carrying values. As of December 31, 2004, the Company had no impaired long-lived assets.

     The cost of property, plant and equipment less anticipated salvage values is being depreciated on a straight-line basis over the estimated useful lives of the related assets. Estimated useful lives used for computing depreciation are as follows:

         Plant and machinery                5 years
         Molds                              5 years
         Furniture and fixtures             5 years
         Motor vehicles                     5 years
         Office equipment                   3 years

     DISTRIBUTION AGREEMENTS - The Company has entered into a number of distribution agreements with distributors, whereby the distributor agrees to be an exclusive distributor of NVC lighting products and has guaranteed to generate specified sales volumes over a 10 year period. Each of these distributors was paid $120,773 for entering into this agreement. The cost of this distribution agreement is being amortized on a straight-line basis over the life of the agreement. As prescribed by the EMERGING ISSUES TASK FORCE ISSUE 01-09: ACCOUNTING FOR CONSIDERATION GIVEN BY A VENDOR TO A CUSTOMER, the Company has reduced sales by the amortization for 2004 and 2003 totaling $504,228 and $325,081, respectively. The estimated amortization related to these distribution agreements over the next five years and thereafter is as follows:

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED


YEAR ENDED DECEMBER 31,                     AMORTIZATION
-----------------------                     ------------
 2005
 2006                                       $  519,324
 2007                                          519,324
 2008                                          519,324
 2009                                          519,324
                                               519,324
Thereafter                                   1,602,250
                                            ----------

Total                                       $4,198,870
                                            ==========

     ADVANCES FROM CUSTOMERS - Revenue from the sale of goods or services is recognized when goods are delivered or services are rendered. Receipts in advance for goods to be delivered or services to be rendered in the subsequent year are carried forward as advances from customers.

     REVENUE RECOGNITION - Revenue from the sale of goods and services is recognized on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and the title has passed and services have been rendered and invoiced. Other income is recognized when it is earned. Sales to all customers are final. As prescribed by the EMERGING ISSUES TASK FORCE ISSUE 01-09:
     ACCOUNTING FOR CONSIDERATION GIVEN BY A VENDOR TO A CUSTOMER, the Company has reduced sales by the amortization for 2004 and 2003 totaling $504,228 and $325,081, respectively.

     Other income consists primarily of sales of scrap materials.

     SELLING EXPENSES - Included in selling expenses are advertising, sales commissions, outgoing freight, and sales salaries and related expenses. Advertising costs are charged to expense as they are incurred and totaled $1,895,600 and $1,167,949 for 2004 and 2003 respectively. Freight out totaled $1,184,014 and $524,371 for 2004 and 2003, respectively.

     FOREIGN CURRENCIES - The financial position and results of operations of the Company are determined using the local currencies (Hong Kong Renminbi or PRC "Renminbi" or "Yuan") as the functional currencies. Foreign currency transactions during the year are converted at the average rate of exchange during the reporting period. Monetary assets and liabilities denominated in foreign currencies at the balance sheet dates are translated at the market rates of exchange ruling at those dates. All exchange differences are dealt with in the statements of operations. The Company's principal country of operations is in the PRC.

     The registered equity capital and fixed assets denominated in the functional currency are translated at the historical rate of exchange at the time of capital contribution and purchases of fixed assets and exchange differences arising from translating equity capital, reserves and fixed assets at exchange rate ruling at the balance sheet date are dealt with as an exchange fluctuation reserve.

     RETIREMENT BENEFIT COSTS - According to the PRC regulations on pensions, the Company contributes to a defined contribution retirement plan organized by municipal government in the province in which the Company was registered; all qualified employees are eligible to participate in the plan. Contributions to the plan are calculated at 18% of the employees' salaries above a fixed threshold amount and the employees contribute 8% while the Company contributes the balance contribution of 10%. The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this plan.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED


     For the years ended December 31, 2004 and 2003, the Company's pension cost charged to the statements of operations amounted to $7,566 and $13,983, respectively.

     CAPITAL RESERVE - Capital reserve represents that amount of reserve appropriated from the net distributable profit after income tax in each year when a net profit after operations is generated. In accordance with the provisions of the Company's Memorandum and Articles of Association, the Company is required to appropriate 5% to 15% of the net distributable profit after enterprises income tax to capital reserve. Two-third of the capital reserve is set aside for possible use for general reserve and one-third is for staff welfare.

     Management believes it has accrued sufficient funds to cover all anticipated staff welfare payments as of December 31, 2004 and 2003 and that this reserve is not impaired at this date. The Company shall not be required to appropriate any amount to capital reserve when the balance standing in capital reserve is equal to or exceeds 50% of the registered capital.

     TAXATION - Taxation on overseas profits has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the country in which the Company operates.

     Provision for the PRC enterprise income tax is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses brought forward.

     ENTERPRISE INCOME TAX

     Under the Provisional Regulations of the PRC Concerning Income Tax on Enterprises promulgated by the State Council and which came into effect on January 1, 1994, income tax is payable by enterprises at a rate of 33% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council.

     No enterprise taxes were accrued for 2004 or 2003 as the Company was granted a full tax exemption for these years. During the next three years, the Company has been granted a reduction in the tax rates to 50% of the applicable statutory enterprise tax rates.

     VALUE ADDED TAX

     The Provisional Regulations of the People's Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

     Value added tax payable in the PRC is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of value added tax included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

     FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying amounts of certain financial instruments, including cash, accounts receivable, other receivables, accounts payable, accrued expenses, and other payables approximate their fair values as at December 31, 2004 because of the relatively short-term maturity of these instruments.

     USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RECENT ACCOUNTING PRONOUNCEMENTS - In May 2003, the Financial Accounting Standards Board issued SFAS No. 150 ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITY AND EQUITY. This standard establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. As of December 31, 2004, the Company had no financial instruments with these characteristics.

     In April 2003, the Financial Accounting Standards Board issued SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement amends and clarifies financial accounting and reporting for derivative instruments and for hedging activities under FASB No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. As of December 31, 2004, the Company had no derivative or hedging activities.

     In November 2004, the FASB issued SFAS No. 151, INVENTORY COSTS - AN AMENDMENT OF ARB NO. 43, CHAPTER 4. SFAS No. 151 requires that certain abnormal costs associated with the manufacturing, freight, and handling costs associated with inventory be charged to current operations in the period in which they are incurred. The adoption of SFAS 151 had no impact on the Company's financial position, results of operations, or cash flows.

     In December 2004, the FASB issued a revision of SFAS No. 123, SHARE-BASED PAYMENT. The statement establishes standards for the accounting for transactions in which an entity exchanges its equity investments for goods and services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. The statement does not change the accounting guidance for share-based payments with parties other than employees.

     The statement requires a public entity to measure the cost of employee service received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exception). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). A public entity will initially measure the cost of employee services received in exchange for an award of liability instrument based on its current fair value; the fair value of that award will be remeasured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation over that period.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

     The grant-date for fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of these instruments.

     The statement is effective for the quarter beginning January 1, 2006.

     In December 2004, the FASB issued SFAS No. 153, EXCHANGES OF NONMONETARY ASSETS-AMENDMENT OF APB OPINION NO. 29. SFAS No. 153 eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance, defined as transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This statement is effective for exchanges of nonmonetary assets occurring after June 15, 2005.

     Management believes adoption of these new statements will not have any significant effect on the Company's financial condition or results of operations.


4.       CONCENTRATIONS OF BUSINESS AND CREDIT RISK

     Substantially all of the Company's bank accounts are in banks located in the PRC which are not protected by the FDIC insurance or other insurance.

     The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and clients and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers and clients, historical trends, and other information. The Company had no single customer that represented 10% or more of sales in either 2004 or 2003.

     During 2003 the Company had four suppliers representing 12%, 15%, 12% and 10% respectively of materials purchases. During 2004 the Company had no suppliers representing 10% or more of purchases.

     The Company is self insured for all risks and carries no liability or property insurance coverage of any kind.


5.       LONG-TERM BANK DEPOSITS

     As of December 31, 2004, the Company had pledged $157,005 in long-term bank deposits to banks to secure a motor vehicle loan. The long-term deposits mature in 2008.


6.       INVENTORIES

     Inventories consist of the following as of December 31, 2004:


     Raw materials                                    $3,533,273
     Finished goods                                    3,537,988
                                                      ----------

                                                      $7,071,261
                                                      ==========

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


7.       AMOUNTS DUE TO DIRECTORS

     As of December 31, 2004, the Company had the following balances due to its directors:



                    NAME





     WU Chang-jiang                       $     (190,229)
     HU Yong-hong                               (190,229)
     DU Gang                                    (190,228)
                                           --------------
                                          $     (570,686)
                                           ==============

     The amounts due to the Directors from the Company are unsecured, interest free and have no fixed repayment terms.


8.       PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment, stated at cost less accumulated depreciation, consist of the following as of December 31, 2004:

      Plant and machinery                          $      315,250
      Molds                                               796,046
      Furniture and fixtures                               50,821
      Motor vehicles                                      280,477
      Office equipment                                    297,082
                                                     -------------
                                                         1,739,676
      Less: Accumulated depreciation                      (712,870)
                                                     -------------
                                                   $    1,026,806
                                                     =============

     Depreciation taken on property and equipment for 2004 and 2003 totaled $256,023 and $200,543, respectively, of which $137,015 and $104,973 were included as a component of cost of goods sold for 2004 and 2003, respectively.


9.       CONSTRUCTION-IN-PROGRESS

     Construction-in-progress represents construction cost and design fee of $2,678,363 (Rmb.22,176,846) in respect of the construction of the new factory premises in Huizhou. The balance of the outstanding construction contracts totaling $5,663,073, at December 31, 2004, is anticipated to be paid during the year ending December 31, 2005.

     Construction-in-progress includes the purchase of land use right of $1,304,348 (Rmb.10,800,000) the land use right certificate applied from Economic Union at Ru Hu Town, Huizhou during the year.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)



10.      TAXES PAYABLE

     Other taxes payable consist of the following as of December 31, 2004:


           Value added tax                  $   1,865,748
           City construction tax                  155,462
           Education surcharge                     66,626
           Others                                  70,396
                                            -------------

                                            $   2,158,232
                                            =============


11.      MINORITY INTEREST

     Minority interest represents the proportionate share (3%) of equity of NVC Industrial. At December 31, 2004, the Company owned 97% of NVC Industrial's registered capital stock.


12.      INCOME TAX

     Enterprise income tax ("EIT") in the PRC is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes. Enterprise income tax has been provided in NVC Lighting's financial statements at the rate of 33% on the estimated assessable income derived during the year.

     No provision for EIT has been made in the financial statements of NVC Industrial for the year ended December 31 2004 as NVC Industrial has been approved to be recognized as a joint foreign investment enterprise and is therefore exempted from EIT for two years starting from the first year of profitable operation followed by a 50% reduction for the next three years.

     There have been no substantial differences between financial and tax reporting of income and expenses, which would give rise to deferred taxes.

     Reconciliations between the expected rate and the effective rate for 2004 and 2003 are as follows:

                                           YEAR ENDED DECEMBER 31,
                                           2004             2003
                                           ----             ----

         Statutory tax rate                 33%              33%
         Benefit of tax holiday            (33%)            (33%)
                                           -----            -----

         Effective tax rate                   0%              0%
                                           =====            =====

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)



13.      COMMITMENTS

     As of December 31, 2004, the Company has future commitments for construction-in-progress of $5,663,073, to pay supervision of construction sites of $25,362, and to pay future advertising costs totaling $189,209.

     Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of December 31, 2004 for each of the next five years and in the aggregate are:

         December 31, 2005              $     166,667
         December 31, 2006                    141,304
                                        -------------
                                        $     307,971
                                        =============

     Rent expense for 2004 and 2003 was $193,883 and $118,183 respectively.

                    NVC LIGHTING INVESTMENT HOLDINGS LIMITED
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2005

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                                TABLE OF CONTENTS



                                                                           PAGE

               CONSOLIDATED FINANCIAL STATEMENTS
               Consolidated Balance Sheet, March 31, 2005....................1
               Consolidated Statements of Operations,

                  For the Three Months  Ended March 31, 2005 and 2004........2

               Consolidated Statement of Members' Equity,
                  For the Three Months Ended March 31, 2005 .................3
               Consolidated Statements of Cash Flows,
                  For the Three Months Ended March 31, 2005 and 2004.........4
               Notes to the Consolidated Financial Statements................6

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2005
                                   (UNAUDITED)
                            (EXPRESSED IN US DOLLARS)

                               ASSETS

 CURRENT ASSETS:

    Cash and equivalents                                          $    2,260,342
    Accounts receivable -
       Trade, net of allowance for bad debts of $111,509               1,222,913
       Employees and other                                               357,836
    Inventories                                                        8,316,264
    Advances to suppliers                                                127,875
    Deposit and prepayments                                              279,283
                                                                   -------------
       Total current assets                                           12,564,513
                                                                   -------------

INVESTMENT
    Long Term Bank Deposit                                               104,670
                                                                   -------------

 PROPERTY, PLANT AND EQUIPMENT:

    Fixed assets, net of accumulated depreciation                      1,029,650
    Construction-in-progress                                           5,058,632
                                                                   -------------
                                                                       6,088,282
                                                                   -------------

 OTHER ASSETS:
    Distribution agreements, net of accumulated amortization
        of $1,109,099                                                  4,084,137
      Computer software                                                  281,798
                                                                   -------------
                                                                       4,365,935
                                                                   -------------

                                                                  $   23,123,400
                                                                   =============

                  LIABILITIES AND MEMBERS' EQUITY

 CURRENT LIABILITIES:

    Accounts payable and accrued expenses                         $   14,941,103
    Advances from customers                                            1,496,630
    Amounts due to directors                                             471,090
    Other taxes payable                                                1,338,767
                                                                   -------------
       Total current liabilities                                      18,247,590
                                                                   -------------

 MINORITY INTEREST                                                       121,943
                                                                   -------------
 MEMBERS' EQUITY:

    Registered capital                                                 1,410,257
    Capital reserve                                                      725,284
    Retained earnings                                                  2,618,326
                                                                   -------------
                                                                       4,753,867
                                                                   -------------

                                                                  $   23,123,400
                                                                   =============


  The accompanying notes are an integral part of these financial statements.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
                                   (UNAUDITED)
                            (EXPRESSED IN US DOLLARS)

                                                                  2005               2004
                                                                  ----               ----

  SALES                                                     $   12,391,758    $     7,210,433
  COST OF GOODS SOLD                                             8,466,060          4,743,099
                                                             --------------    ---------------
     GROSS PROFIT                                                3,925,698          2,467,334
                                                             --------------    ---------------

  OPERATING EXPENSES:

     Selling expenses                                            1,830,962          1,008,529
     Administrative expenses                                       639,710            681,697

      Depreciation and amortization expense                        101,944             35,995
                                                             --------------    ---------------
        Total operating expenses                                 2,572,616          1,726,221
                                                             --------------    ---------------
  INCOME FROM OPERATIONS                                         1,353,082            741,113
                                                             --------------    ---------------

  OTHER INCOME (EXPENSE):

     Other revenues                                                178,744            184,290
     Interest income (expense)                              (          216)             6,937
                                                             --------------    ---------------
  TOTAL OTHER INCOME                                               178,528            191,227
                                                             --------------    ---------------
  INCOME BEFORE INCOME TAXES                                     1,531,610            932,340
  PROVISION (BENEFIT) FOR INCOME TAXES                             252,716    (        17,170 )
                                                             --------------    ---------------
  NET INCOME BEFORE MINORITY INTERESTS                           1,278,894            949,510
  MINORITY INTERESTS IN EARNINGS                            (       38,367)   (        28,485)
                                                             --------------    ---------------
  NET INCOME                                                $    1,240,527    $       921,025
                                                             ==============    ===============

  The accompanying notes are an integral part of these financial statements.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                    CONSOLIDATED STATEMENT OF MEMBERS' EQUITY
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                   (UNAUDITED)
                            (EXPRESSED IN US DOLLARS)

                                                                                                              TOTAL
                                          REGISTERED       CAPITAL           RETAINED       MINORITY          MEMBERS'
                                            CAPITAL        RESERVE           EARNINGS       INTERESTS         EQUITY
                                            -------        -------           --------       ---------         ------

 Balance at December 31, 2004            $   1,410,257  $    725,284    $    1,377,799    $    83,576    $   3,596,916

 Net income for the three months ended
 March 31, 2005                                      -             -         1,240,527         38,367        1,278,894
                                          -------------  ------------    --------------    -----------    -------------
                                          -------------  ------------    --------------    -----------    -------------
 Balance at March 31, 2005               $   1,410,257  $    725,284    $    2,618,326    $   121,943    $   4,875,810
                                          =============  ============    ==============    ===========    =============

  The accompanying notes are an integral part of these financial statements.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
                                   (UNAUDITED)
                            (EXPRESSED IN US DOLLARS)

                                                                           2005                  2004
                                                                           ----                  ----
  CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income                                                        $    1,240,527       $      921,025
  Adjustments to reconcile net income to net cash provided
     by provided by operating activities -

       Amortization of distribution agreements                             129,831              114,735
       Depreciation                                                        101,944               35,995
       Minority interests in earnings                                       38,367               28,485
  Changes in assets and liabilities:
    (Increase) decrease in -

       Accounts receivable                                                 645,949              276,203
       Long Term Bank Deposit                                               52,335                    -
       Inventories                                                  (    1,245,003)      (      484,342)
       Advances to suppliers                                               104,452       (        2,289)
       Prepayments                                                         221,336                    -
       Amount due from a related company                                         -               46,845
    Increase (decrease) in -
       Accounts payable and accrued expenses                               252,800              484,499
       Advances from customers                                             649,097       (       15,684)
       Tax payable                                                  (      819,465)      (      125,784)
                                                                     --------------       --------------
       Net cash provided by operating activities                         1,372,170            1,279,688
                                                                     --------------       --------------

  CASH FLOWS FROM INVESTING ACTIVITIES:

    Construction-in-progress                                        (    2,380,269)      (    1,217,889)
    Acquisition of  intangible assets                               (      296,897)      (    1,811,596)
    Purchases of fixed assets                                       (      104,788)      (      127,071)
                                                                     --------------       --------------
       Net cash (used in) investing activities                      (    2,781,954)      (    3,156,556)
                                                                     --------------       --------------
  CASH FLOWS FROM FINANCING ACTIVITIES:
    Repayment of  advances from directors                           (       99,592)      (      526,282)
    Repayments of long-term debts                                                -              123,135
    Dividends paid                                                               -                    -
                                                                     --------------       --------------
       Net cash (used in) financing activities                      (       99,592)      (      403,147)
                                                                     --------------       --------------
 NET DECREASE IN CASH                                               (    1,509,376)      (    2,280,015)

  CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                         3,769,718            5,661,466
                                                                     --------------       --------------
  CASH AND CASH EQUIVALENTS, END OF PERIOD                          $    2,260,342       $    3,381,451
                                                                     ==============       ==============

  The accompanying notes are an integral part of these financial statements.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
                                   (UNAUDITED)
                            (EXPRESSED IN US DOLLARS)

                                                                        2005           2004
                                                                        ----           ----
  SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid                                                   $        216   $           -
  Income taxes paid                                               $          -   $           -

  The accompanying notes are an integral part of these financial statements.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


1.   DESCRIPTION OF BUSINESS

     NATURE OF ORGANIZATION

     NVC Lighting Investment Holdings Limited ("NVC Holdings") was incorporated in the Hong Kong Special Administrative Region in The People's Republic of China ("PRC"), as a private limited liability company on June 11, 2004 with an authorized capital of $10,256,410 (HK$80,000,000) divided into 80,000,000 ordinary shares of par value $0.12 (HK$1.00) each.

     Pursuant to the reorganization and restructuring of the Company, NVC Lighting Company Limited ("NVC Lighting") ceased operations on April 30, 2003 and, on the same date, certain net assets were distributed totaling $1,767,655 to the registered equity holders. On May 1, 2003, the business operations of NVC Lighting were transferred to NVC Industrial Development Company Limited ("NVC Industrial").

     On June 13, 2004 NVC Holdings acquired 97% of the outstanding registered capital of NVC Industrial and 100% of the registered capital of NVC Lighting.

     The above two transactions were treated as recapitalization of the existing business in accordance with the requirements of Financial Accounting Standards Opinion No. 141, BUSINESS COMBINATION, EXHIBIT D. The effect of these recapitalizations was rolled back to December 31, 2002 for financial reporting purposes.

     NVC Holdings and its two subsidiaries, NVC Industrial and NVC Lighting are hereinafter collectively referred to as the "Company" or "NVC Group".

     NVC Industrial Development Company Limited was registered as a limited liability Sino-foreign joint investment enterprise on January 28, 2003 in Huizhou, Guangdong Province, in the PRC with a registered capital of $1,282,051 (HK$10,000,000) and a defined period of existence of 15 years to January 27, 2018

     NVC Lighting Company Limited was registered as a limited liability company on November 13, 1998 in Huizhou, Guangdong Province in the PRC with a registered capital of $120,773 (Rmb.1,000,000) and a defined period of existence of 6 years. The registered capital was held by Wu Chang-jiang as to 45% or $54,347 (Rmb.450,000), Hu Yong-hong as to 27.5% or $33,213
     (Rmb.275,000) and Du Gang as to 27.5% or $33,213 (Rmb.275,000) in trust for and on behalf of NVC Holdings.

     DESCRIPTION OF BUSINESS

     The principal activities of the Company are investment holdings, manufacturing and distribution of lighting products. The principal activities of the Company's subsidiaries, NVC Industrial and NVC Lighting, are manufacturing and distribution of lighting products. NVC Group's has operations in The People's Republic of China, Europe, the Middle East and Hong Kong.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


1.   DESCRIPTION OF BUSINESS, CONTINUED

     As a result of the restructuring and re-organization of the NVC Group, certain of the NVC Lighting's assets and liabilities together with the business then in existence as of April 30, 2003, were distributed in kind to the three registered equity holders on record in proportion to their relative equity holdings as of that date. Pursuant to the Tax Clearance Certificate issued by the Huizhou Municipal Government Tax Authority on May 6, 2003, NVC Lighting ceased its operations and all of its tax liabilities were cleared with the local tax authority.


2.   BASIS OF PREPARATION OF CONSOLIDATED FINANCIAL STATEMENTS

     The Company's consolidated financial statements include the accounts of NVC Lighting Investment Holdings Limited, its 97% owned subsidiary, NVC Industrial Development Company Limited and its 100% owned subsidiary, NVC Lighting Company Limited, after elimination of all material intercompany accounts, transactions, and profits.. The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The consolidated financial statements are prepared under the historical cost convention. This basis of accounting differs from that used in the preparation of NVC Holdings' statutory financial statements which are prepared in accordance with generally accepted accounting principles and the relevant Hong Kong Companies Ordinance applicable to enterprises in the Hong Kong Special Administrative Region, and NVC Industrial and NVC Lighting's statutory financial statements which are prepared in accordance with generally accepted accounting principles and the relevant financial regulations applicable to enterprises in the PRC.


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies:

     CONSOLIDATION POLICY - All significant inter-company transactions and balances within the Company are eliminated on consolidation.

     CASH AND EQUIVALENTS - The Company considers all highly liquid debt instruments purchased with maturity period of three months or less to be cash equivalents. The carrying amounts reported in the accompanying consolidated balance sheet for cash and cash equivalents approximate their fair value.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

     ACCOUNTS RECEIVABLE - Provision is made against accounts receivable to the extent, which they are considered to be doubtful. Accounts receivable, all of which are unsecured, are shown in the balance sheet are stated net of such provision. As of March 31, 2005, provision for doubtful accounts amounted to $111,509. Accounts receivable are charged against the allowance for bad debts at such time as they are determined to be uncollectible.

     INVENTORIES - Inventories are stated at the lower of cost or market. The cost of inventories comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. The costs of conversion of inventories include fixed and variable production overheads, taking into account the stage of completion. The cost of inventories is determined using the weighted average method.

     Market value represents the estimated selling price in the ordinary course of business less the estimated costs necessary to complete the sale.

     CONSTRUCTION-IN-PROGRESS - All facilities purchased for installation, self-made or subcontracted are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including cost of facilities, and installation expenses. Upon completion and readiness for use of the project, the cost of construction-in-progress is to be transferred to fixed assets.

     LONG-LIVED ASSETS AND DEPRECIATION - The Company recognizes impairment losses on long-lived assets used in operations when impairment indicators are present and the undiscounted cash flows estimated to be generated by these assets are less than their carrying values. As of March 31, 2005, the Company had no impaired long-lived assets.

     The cost of property, plant and equipment less anticipated salvage values is being depreciated on a straight-line basis over the estimated useful lives of the related assets. Estimated useful lives used for computing depreciation are as follows:

         Plant and machinery                5 years
         Molds                              5 years
         Furniture and fixtures             5 years
         Motor vehicles                     5 years
         Office equipment                   3 years

     DISTRIBUTION AGREEMENTS - The Company has entered into a number of distribution agreements with distributors, whereby the distributor agrees to be an exclusive distributor of NVC lighting products and has guaranteed to generate specified sales volumes over a 10 year period. Each of these distributors was paid $120,773 for entering into this agreement. The cost of this distribution agreement is being amortized on a straight-line basis over the life of the agreement. As prescribed by the EMERGING ISSUES TASK FORCE ISSUE 01-09: ACCOUNTING FOR CONSIDERATION GIVEN BY A VENDOR TO A CUSTOMER, the Company has reduced sales by the amortization for the three months ended December 31, 2004 and 2003 totaling $129,831 and $114,735, respectively. The estimated amortization related to these distribution agreements over the next five years and thereafter are as follows:

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

              YEAR ENDED DECEMBER 31,                AMORTIZATION
              -----------------------                ------------

                         2005                         $  519,324
                         2006                            519,324
                         2007                            519,324
                         2008                            519,324
                         2009                            519,324
                         Thereafter                    1,487,517
                                                       ---------

                           Total                      $4,084,137
                                                      ==========

     COMPUTER SOFTWARE The Company is currently in the process of installing new business software. As of March 31, 2005 the Company had invested $281,798 in software related to this new installation. When it is fully implemented, the Company will amortize the cost over five years.

     ADVANCES FROM CUSTOMERS - Revenue from the sale of goods or services is recognized when goods are delivered or services are rendered. Receipts in advance for goods to be delivered or services to be rendered in the subsequent year are carried forward as advances from customers.

     REVENUE RECOGNITION - Revenue from the sale of goods and services is recognized on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and the title has passed and services have been rendered and invoiced. Other income is recognized when it is earned. Sales to all customers are final. As prescribed by the EMERGING ISSUES TASK FORCE ISSUE 01-09:
     ACCOUNTING FOR CONSIDERATION GIVEN BY A VENDOR TO A CUSTOMER, the Company has reduced sales by the amortization for the three months ended December 31, 2004 and 2003 totaling $129,831 and $114,735, respectively.

     Other income consists primarily of sales of scrap materials.

     SELLING EXPENSES - Included in selling expenses are advertising, sales commissions, outgoing freight, and sales salaries and related expenses. Advertising costs are charged to expense as they are incurred and totaled $500,800 and $190,376 for the three months ended March 31, 2005 and 2004 respectively. Freight out totaled $292,095 and $175,752 for the three months ended March 31, 2005 and 2004 respectively.

     FOREIGN CURRENCIES - The financial position and results of operations of the Company are determined using the local currencies (Hong Kong Renminbi or PRC "Renminbi" or "Yuan") as the functional currencies. Foreign currency transactions during the year are converted at the average rate of exchange during the reporting period. Monetary assets and liabilities denominated in foreign currencies at the balance sheet dates are translated at the market rates of exchange ruling at those dates. All exchange differences are dealt with in the statements of operations. The Company's principal country of operations is in the PRC.

     The registered equity capital and fixed assets denominated in the functional currency are translated at the historical rate of exchange at the time of capital contribution and purchases of fixed assets and exchange differences arising from translating equity capital, reserves and fixed assets at exchange rate ruling at the balance sheet date are dealt with as an exchange fluctuation reserve.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


     RETIREMENT BENEFIT COSTS - According to the PRC regulations on pensions, the Company contributes to a defined contribution retirement plan organized by municipal government in the province in which the Company was registered; all qualified employees are eligible to participate in the plan. Contributions to the plan are calculated at 18% of the employees' salaries above a fixed threshold amount and the employees contribute 8% while the Company contributes the balance contribution of 10%. The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this plan.

     For the three months ended March 31, 2005 and 2004, the Company's pension cost charged to the statements of operations under the scheme amounted to $5,006 and $0, respectively.

     CAPITAL RESERVE - Capital reserve represents that amount of reserve appropriated from the net distributable profit after income tax in each year when a net profit after operations is generated. In accordance with the provisions of the Company's Memorandum and Articles of Association, the Company is required to appropriate 5% to 15% of the net distributable profit after enterprise income tax to capital reserve. Two-third of the capital reserve is set aside for possible use for general reserve and one-third is for staff welfare.

     Management believes it has accrued sufficient funds to cover all anticipated staff welfare payments as of March 31, 2005 and that this reserve is not impaired at this date. The Company shall not be required to appropriate any amount to capital reserve when the balance standing in capital reserve is equal to or exceeds 50% of the registered capital.

     TAXATION - Taxation on overseas profits has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the country in which the Company operates.

     Provision for the PRC enterprise income tax is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses brought forward.

     ENTERPRISE INCOME TAX

     Under the Provisional Regulations of the PRC Concerning Income Tax on Enterprises promulgated by the State Council and which came into effect on January 1, 1994, income tax is payable by enterprises at a rate of 33% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council.

     We accrued $252,716 in enterprise taxes for the three months ended March 31, 2005 as the Company's two years of complete tax exemption has passed and it is now subject to tax at 50% of the normal 33% statutory rate.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


     VALUE ADDED TAX

     The Provisional Regulations of the People's Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

     Value added tax payable in the PRC is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of value added tax included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

     FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying amounts of certain financial instruments, including cash, accounts receivable, other receivables, accounts payable, accrued expenses, and other payables approximate their fair values as at March 31, 2005 because of the relatively short-term maturity of these instruments.

     USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RECENT ACCOUNTING PRONOUNCEMENTS - In May 2003, the Financial Accounting Standards Board issued SFAS No. 150 ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITY AND EQUITY. This standard establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. As of March 31, 2005, the Company had no financial instruments with these characteristics.

     In April 2003, the Financial Accounting Standards Board issued SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement amends and clarifies financial accounting and reporting for derivative instruments and for hedging activities under FASB No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. As of March 31, 2005, the Company had no derivative or hedging activities.

     In November 2004, the FASB issued SFAS No. 151, INVENTORY COSTS - AN AMENDMENT OF ARB NO. 43, CHAPTER 4. SFAS No. 151 requires that certain abnormal costs associated with the manufacturing, freight, and handling costs associated with inventory be charged to current operations in the period in which they are incurred. The adoption of SFAS 151 had no impact on the Company's financial position, results of operations, or cash flows.

     In December 2004, the FASB issued a revision of SFAS No. 123, SHARE-BASED Payment. The statement establishes standards for the accounting for transactions in which an entity exchanges its equity investments for goods and services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. The statement does not change the accounting guidance for share-based payments with parties other than employees.

     The statement requires a public entity to measure the cost of employee service received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exception). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). A public entity will initially measure the cost of employee services received in exchange for an award of liability instrument based on its current fair value; the fair value of that award will be remeasured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation over that period.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

     The grant-date for fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of these instruments.

     The statement is effective for the quarter beginning January 1, 2006.

     In December 2004, the FASB issued SFAS No. 153, EXCHANGES OF NONMONETARY ASSETS-AMENDMENT OF APB OPINION NO. 29. SFAS No. 153 eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance, defined as transactions that are not expected to result in significant changes in the cash flows of the reporting entity. This statement is effective for exchanges of nonmonetary assets occurring after June 15, 2005.

     Management believes adoption of these new statements will not have any significant effect on the Company's financial condition or results of operations.


4.   CONCENTRATIONS OF BUSINESS AND CREDIT RISK

     Substantially all of the Company's bank accounts are in banks located in the PRC which are not protected by the FDIC insurance or other insurance.

     The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and clients and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers and clients, historical trends, and other information. The Company had no single customer that represented 10% or more of sales in either of the three months ended March 31, 2005 and 2004.

     During the three months ended March 31, 2005 the Company had no suppliers representing 10% or more of purchases.

     The Company is self insured for all risks and carries no liability or property insurance coverage of any kind.


5.   LONG-TERM BANK DEPOSITS

     As of March 31, 2005, the Company had pledged $104,670 in long-term bank deposits to banks to secure a motor vehicle loan. The long-term deposits mature in 2008.


6.   INVENTORIES

     Inventories consist of the following as of March 31, 2005:


     Raw materials                           $     3,458,078
     Finished goods                                4,858,186
                                              --------------
                                             $     8,316,264
                                              ==============

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


7.   AMOUNTS DUE TO DIRECTORS

     As of March 31, 2005, the Company had the following balances due to its directors:

               NAME                                  SECURITY HELD
               ----                                  -------------


  WU Chang-jiang           $        (195,327)                  none
  HU Yong-hong                      (145,564)                  none
  DU Gang                           (130,199)                  none
                               --------------
                              $     (471,090)
                               ==============

     The amounts due to the Directors from the Company are unsecured, interest free and have no fixed repayment terms.


8.       PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment, stated at cost less accumulated depreciation, consist of the following as of March 31, 2005:


     Plant and machinery                                   $    290,380
     Molds                                                      833,612
     Furniture and fixtures                                      20,818
     Motor vehicles                                             279,723
     Office equipment                                           322,607
                                                            -------------
                                                               1,747,140
      Less: Accumulated depreciation                      (      717,490)
                                                            -------------
                                                            -------------
                                                          $    1,029,650
                                                            =============

     Depreciation taken on property and equipment for the three months ended March 31, 2005 and 2004 totaled $101,944 and $35,995, respectively.


9.   CONSTRUCTION-IN-PROGRESS

     Construction-in-progress represents construction cost and design fee of $2,678,363 (Rmb.22,176,846) in respect of the construction of the new factory premises in Huizhou. The balance of the outstanding construction contracts totaling $5,058,632, at March 31, 2005, is anticipated to be paid during the year ending December 31, 2005.

     Construction-in-progress includes the purchase of land use right of $1,304,348 (Rmb.10,800,000) the land use right certificate applied from Economic Union at Ru Hu Town, Huizhou during the year.

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


10.  TAXES PAYABLE

     Other taxes payable consist of the following as of March 31, 2005:


           Value added tax                                   $     792,255
           City construction tax                                   155,462
           Enterprise income tax                                   252,716
           Education surcharge                                      66,627
           Others                                                   71,707
                                                               ------------
                                                             $   1,338,767
                                                               ============


11.  MINORITY INTEREST

     Minority interest represents the proportionate share (3%) of equity of NVC Industrial. At March 31, 2005, the Company owned 97% of NVC Industrial's registered capital stock. NVC Industrial Development Company Limited was registered as a limited liability Sino-foreign joint investment enterprise on January 28, 2003 in Huizhou, Guangdong Province, in the PRC with a registered capital of $1,282,051 (HK$10,000,000) and a defined period of existence of 15 years to January 27, 2018.


12.  INCOME TAX

     Enterprise income tax ("EIT") in the PRC is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes. Enterprise income tax has been provided in NVC Lighting's financial statements at the rate of 33% on the estimated assessable income derived during the year.

     No provision for EIT has been made in the financial statements of NVC Industrial for the year ended December 31 2004 as NVC Industrial has been approved to be recognized as a joint foreign investment enterprise and is therefore exempted from EIT for two years starting from the first year of profitable operation followed by a 50% reduction for the next three years.

     There have been no substantial differences between financial and tax reporting of income and expenses, which would give rise to deferred taxes.

     Reconciliations between the expected rate and the effective rate for 2005 and 2004 are as follows:

                                                  THREE MONTHS ENDED MARCH 31,
                                                  ----------------------------
                                                     2005           2004
                                                     ----           ----

         Statutory tax rate                           33%           33%
         Benefit of tax holiday                      (16%)         (33%)
                                                    ------         -----

         Effective tax rate                          17%              0%
                                                    ======         =====

            NVC LIGHTING INVESTMENT HOLDINGS LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                            (EXPRESSED IN US DOLLARS)


13.  COMMITMENTS

     As of March 31, 2005, the Company has future commitments for construction-in-progress of $3,822,353, to pay supervision of construction sites of $18,116, and to pay future advertising costs totaling $121,575.

                     OraLabs Holding Corp. and Subsidiaries
              Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)


On February 23, 2005, as amended on June 20, 2005, OraLabs Holding Corp. (the "Company") entered into a Stock Exchange Agreement with NVC Lighting Investments Holdings Limited, ("NVC") a company organized in the Hong Kong Special Administrative Region in the People's Republic of China. The agreement provides that subject to the meeting of certain conditions, including the redemption of 3,629,350 shares of the Company's common stock in exchange for the transfer to Gary H. Schlatter of all of the Company's stock that it owns in its wholly-owned subsidiary, OraLabs, Inc. In addition, the Company will issue 300,000 share of the Company's common stock to the three non-employee directors, and will issue to the NVC principals or their designees approximately 21,364,085 shares of Common Stock with restrictive legend for all of the registered capital of NVC. After the closing of the Acquisition, NVC will be a wholly-owned subsidiary of the Company and the ownership of the Company will be controlled by the former shareholders of NVC.

For  financial   reporting   purposes,   this   transaction  was  treated  as  a
recapitalization of NVC.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (pro forma) on the Company's financial position and results of operations. The condensed consolidated balance sheet as of March 31, 2005 is based on the historical balance sheets of the Company and NVC as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the three months ended March 31, 2005 and the year ended December 31, 2004 are based on the historical statements of income of the Company and NVC for those periods. The pro forma condensed consolidated statement of income assumes the acquisition took place on January 1, 2004.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and NVC.


August 11, 2005
                                                  ORALABS HOLDING CORP. AND SUBSIDIARIES
                                                          PRO FORMA BALANCE SHEET
                                                              MARCH 31, 2005
                                                          EXPRESSED IN US DOLLARS



                                                       ------------ ------------ --------------      ------------- -------------
                     ASSETS                            NVC LIGHTING   ORALABS      COMBINED                          PRO FORMA
                                                        INVESTMENT    HOLDING       BALANCE            PRO FORMA      BALANCE
                                                       HOLDING LTD. CORP. & SUBS.    SHEET            ADJUSTMENTS      SHEET
                                                       ------------ ------------ --------------      ------------- -------------
CURRENT ASSETS:

       Cash and equivalents                              $2,260,342   $1,186,402     $3,446,744 1a&d  $(1,286,402)    $2,260,342
       Accounts receivable
           Trade, net of allowance for bad debt           1,222,913    1,524,544      2,747,457 1a     (1,524,544)     1,222,913
             of $111,509
           Other                                            357,836            -        357,836                  -       357,836
       Inventories                                        8,316,264    2,754,660     11,070,924 1a     (2,754,660)     8,316,264
       Deferred tax asset - current                                      285,117        285,117 1a       (285,117)             -
       Income Taxes receivable                                           194,081        194,081 1a       (194,081)             -
       Advances to suppliers                                127,875            -        127,875                  -       127,875
       Deposit and prepayments                              279,283      231,087        510,370 1a       (231,087)       279,283
                                                       ------------ ------------ --------------      ------------- -------------
                      Total current assets               12,669,183    6,175,891     18,845,074        (6,275,891)    12,569,183
                                                       ------------ ------------ --------------      ------------- -------------
INVESTMENT - LONG TERM BANK DEPOSIT                         104,670            -        104,670                  -       104,670
                                                       ------------ ------------ --------------      ------------- -------------

PROPERTY, PLANT AND EQUIPMENT:
         Fixed assets, net of accumulated                 1,029,650    1,816,881      2,846,531 1a     (1,816,881)     1,029,650
         depreciation
         Construction-in-progress                         5,058,632            -      5,058,632                  -     5,058,632
                                                       ------------ ------------ --------------      ------------- -------------
                                                          6,088,282    1,816,881      7,905,163        (1,816,881)     6,088,282
OTHER ASSETS:
         Deferred tax asset - long-term                                   52,702         52,702 1a        (52,702)             -
         Distribution agreements, net of accumulated      4,365,935            -      4,365,935                  -     4,365,935
         amortization of $1,109,099
                                                       ------------ ------------ --------------      ------------- -------------
                                                        $23,123,400   $8,045,474    $31,168,874       $(8,145,474)   $23,023,400
                                                       ============ ============ ==============      ============= =============

         LIABILITIES AND MEMBERS'/STOCKHOLDERS'
         EQUITY

CURRENT LIABILITIES:
         Accounts payable and accrued expenses          $14,941,103   $1,262,264    $16,203,367 1b    $(1,262,264)   $14,941,103
         Reserve for returns                                             375,938        375,938 1b       (375,938)             -
         Current portion of long-term debt                                 8,437          8,437 1b         (8,437)             -
         Advances from customers                          1,496,630            -      1,496,630                  -     1,496,630
         Amounts due to directors                           471,090            -        471,090                  -       471,090
         Other taxes payable                              1,338,767            -      1,338,767                  -     1,338,767
                                                      ------------- ------------ --------------      ------------- -------------

                      Total current liabilities          18,247,590    1,646,639     19,894,229        (1,646,639)    18,247,590
                                                      ------------- ------------ --------------      ------------- -------------

NON-CURRENT LIABILITIES
         Long-term debt, less current portion                     -       10,500         10,500 1b        (10,500)             -
         Deferred tax liability long-term                         -            -              -                  -             -
                                                      ------------- ------------ --------------      ------------- -------------

                      Total non current liabilities               -       10,500         10,500           (10,500)             -
                                                      ------------- ------------ --------------      ------------- -------------

MINORITY INTEREST                                           121,943            -        121,943                  -       121,943
                                                                                                                               -
Members'/Stockholders' Equity                                                                                                  -
         Registered capital                               1,410,256            -      1,410,256 1c     (1,410,256)             -
         Capital reserve                                    725,284            -        725,284 1c       (725,284)             -
         Preferred stock, $.001 par value, 1,000,000                           -              -                  -             -
             authorized; none issued and outstanding
         Common stock, $.001 par value; 200,000,000                        4,669          4,669 1d          17,652        22,321
             shares to be authorized; 4,668,615
             outstanding and 22,321,083 pro forma issued
         Additional paid-in capital                               -    1,463,044      1,463,044 1c         650,175     2,113,219
         Retained earnings                                2,618,326    4,920,622      7,538,949 1c&d   (5,020,622)     2,518,327

                                                          4,753,867    6,388,335     11,264,145        (6,488,335)     4,775,810

                                                         23,123,400    8,045,474     31,168,874        (8,145,474)    23,023,400
                                                        =========== ============ ==============      ============= =============
Book Value per share                                                         $1.37                                         $0.21

Shares outstanding for purposes of computing book           N/A          4,668,615                                    22,321,083
value per share



1a - OraLabs Holding Corp and Subsidiaries assets are eliminated due to transfer of stock ownership of subsidiary to OraLabs majority shareholder

1b - OraLabs Holding Corp and Subsidiaries liabilities are eliminated due to transfer of stock ownership of subsidiary to OraLabs majority shareholder

1c - OraLabs Holding Corp and Subsidiaries equity reflects retirement of 3,629,350 shares in connection with transfer of stock ownership of subsidiary and the issuance of 300,000 shares to OraLabs directors and 20,981,818 shares to NVC Lighting Investments Holding shareholders in exchange for 100% of its registered capital.

1d - To record estimated closing costs of $100,000.


                                          ORALABS HOLDING CORP. AND SUBSIDIARIES
                                                PRO FORMA INCOME STATEMENT
                                           FOR THE YEAR ENDED DECEMBER 31, 2004
                                                  EXPRESSED IN US DOLLARS

                                ---------------- ------------------ -------------   ----------------- ------------------
                                 NVC LIGHTING         ORALABS         COMBINED                            PRO FORMA
                                  INVESTMENT          HOLDING          INCOME          PRO FORMA           INCOME
                                 HOLDING LTD.       CORP. & SUBS.     STATEMENT       ADJUSTMENTS         STATEMENT
                                ---------------- ------------------ -------------   ----------------- ------------------
SALES                               $55,394,520       $13,130,579  $68,525,099  1a   $(13,130,579)        $55,394,520
COST OF GOODS SOLD                   38,539,315         9,315,940   47,855,255  1b     (9,315,940)         38,539,315
                                ---------------- ------------------ -------------   ----------------- ------------------
  GROSS PROFIT                       16,855,205         3,814,639   20,669,844         (3,814,639)         16,855,205
                                ---------------- ------------------ -------------   ----------------- ------------------

OPERATING EXPENSES:

  Selling & Marketing                 6,146,591         1,325,935    7,472,526  1c     (1,325,935)          6,146,591
  Administrative expenses             3,976,993         3,080,158    7,057,151  1c     (3,080,158)          3,976,993
  Engineering expenses                        -           319,828      319,828  1c       (319,828)                  -
  Depreciation expense                  119,008                 -      119,008                  -             119,008
                                ---------------- ------------------ ------------    ----------------- ------------------
     Total Operating expenses        10,242,592         4,725,921   14,968,513         (4,725,921)         10,242,592
                                ---------------- ------------------ ------------    ----------------- ------------------

INCOME FROM OPERATIONS                6,612,613          (911,282)   5,701,331            911,282          6,612,613
                                ---------------- ------------------ ------------    ----------------- ------------------

OTHER INCOME (EXPENSE):

  Other revenues                        677,809           110,965      788,774           (110,965)            677,809
  Interest income (expense)                (411)          (35,359)     (35,770)  1d        35,359                (411)

                                ---------------- ------------------ ------------    ---------------- -------------------
TOTAL OTHER INCOME                      677,398            75,606      753,004            (75,606)            677,398
                                ---------------- ------------------ ------------    ---------------- -------------------

INCOME (LOSS) BEFORE TAXES            7,290,011          (835,676)   6,454,335            835,676           7,290,011
INCOME TAX BENEFIT (EXPENSE):

  Current                                     -           194,648      194,648  1e       (194,648)                  -
  Deferred                                    -            75,920       75,920            (75,920)                  -
                                ---------------- ------------------ ------------    ----------------- ------------------
                                              -           270,568      270,568           (270,568)                  -
                                ---------------- ------------------ ------------    ----------------- ------------------
NET INCOME (LOSS) BEFORE              7,290,011          (565,108)   6,724,903            565,108           7,290,011
MINORITY INTERESTS
MINORITY INTEREST IN EARNINGS          (184,984)                  -   (184,984)                 -            (184,984)

                                ---------------- ------------------ ------------    ----------------- ------------------
NET INCOME (LOSS)                     7,105,027          (565,108)   6,539,919            565,108           7,105,027
                                ================ ================== ============    ================= ==================

PRO FORMA BASIC EARNINGS PER                          $     (0.12)                                        $      0.32
SHARE

PRO FORMA SHARES OUTSTANDING          N/A               4,668,615                                           22,321,083


1a OraLabs Holding Corp. and Subsidiaries sales are eliminated due to transfer of stock ownership of subsidiary to majority OraLabs shareholder.
1b OraLabs Holding Corp. and Subsidiaries cost of sales are eliminated due to transfer of stock ownership of subsidiary to majority OraLabs shareholder.
1c OraLabs Holding Corp and Subsidiaries operating expenses are eliminated due to transfer of stock ownership of subsidiary to majority OraLabs shareholder.
1d OraLabs Holding Corp and Subsidiaries other income are eliminated due to transfer of stock ownership of subsidiary to majority OraLabs shareholder.
1e OraLabs Holding Corp. and Subsidiaries tax benefit are eliminated due to transfer of stock ownership of subsidiary to majority OraLabs shareholder.

                     ORALABS HOLDING CORP. AND SUBSIDIARIES
                           PRO FORMA INCOME STATEMENT
                   FOR THE THREE MONTHS ENDING MARCH 31, 2005


                                                 EXPRESSED IN US DOLLARS
                                        -------------- --------------- --------------          -------------- ------------
                                         NVC LIGHTING      ORALABS        COMBINED                              PRO FORMA
                                         INVESTMENT       HOLDING          INCOME                 PRO FORMA      INCOME
                                         HOLDING LTD.    CORP. & SUBS.    STATEMENT              ADJUSTMENTS    STATEMENT
                                        -------------- --------------- --------------          -------------- ------------
SALES                                     $12,391,758      $3,580,849    $15,972,607  1a        $(3,580,849)  $12,391,758
COST OF GOODS SOLD                          8,466,060       2,380,514     10,846,574  1b         (2,380,514)    8,466,060
                                        -------------- --------------- --------------          -------------- ------------
  GROSS PROFIT                              3,925,698       1,200,335      5,126,033             (1,200,335)    3,925,698
                                        -------------- --------------- --------------          -------------- ------------

OPERATING EXPENSES:

  Selling & Marketing                       1,830,962         406,462      2,237,424  1c&F         (306,462)    1,930,962
  Administrative expenses                     639,710         735,368      1,375,078  1c           (735,368)      639,710
  Engineering expenses                                         92,872         92,872  1c            (92,872)            -
  Depreciation expense                        101,944                        101,944                       -      101,944
                                        -------------- ---------------
    Total Operating expenses                2,572,616       1,234,702      3,807,318             (1,134,702)    2,672,616
                                        -------------- ---------------
INCOME FROM OPERATIONS                      1,353,082         (34,367)     1,318,715               (65,633)    1,253,082
                                        -------------- ---------------

OTHER INCOME (EXPENSE):

  Other revenues                              178,744               -        178,744                       -      178,744
  Interest income (expense)                      (216)         11,350         11,134  1d            (11,350)         (216)

                                        -------------- --------------- --------------          -------------- ------------
TOTAL OTHER INCOME                            178,528          11,350        189,878                (11,350)      178,528
                                        -------------- --------------- --------------          -------------- ------------

INCOME (LOSS) BEFORE TAXES                  1,531,610         (23,017)     1,508,593                (76,983)    1,431,610
INCOME TAX BENEFIT (EXPENSE):

  Current                                   (252,716)           7,365       (245,351)  1e            (7,365)     (252,716)
  Deferred                                          -               -              -                       -            -
                                        -------------- --------------- --------------          -------------- ------------
                                            (252,716)           7,365       (245,351)                (7,365)     (252,716)
                                        -------------- --------------- --------------          -------------- ------------
NET INCOME BEFORE MINORITY INTERESTS        1,278,894         (15,652)     1,263,242                (84,348)    1,178,894
MINORITY INTEREST IN EARNINGS                 (38,367)               -       (38,367)                     -       (38,367)
                                        -------------- --------------- --------------          -------------- ------------

NET INCOME (LOSS)                           1,240,527         (15,652)     1,224,875                (84,348)    1,140,527
                                        ============== =============== ==============          ============== ============

PRO FORMA BASIC EARNINGS PER SHARE                         $        -                                         $      0.05

PRO FORMA SHARES OUTSTANDING             N/A                4,668,615                                          22,321,083

1a-OraLabs Holding Corp and Subsidiaries sales are eliminated due to transfer of stock ownership of subsidiary to OraLabs majority shareholder.

1b-OraLabs Holding Corp and Subsidiaries cost of sales are eliminated due to transfer of stock ownership of subsidiary to OraLabs majority shareholder.

1c-OraLabs Holding Corp and Subsidiaries operating expenses are eliminated due to transfer of stock ownership of subsidiary to OraLabs majority shareholder.

1d-OraLabs Holding Corp and Subsidiaries other income is eliminated due to transfer of stock ownership of subsidiary to OraLabs majority shareholder.

1e-OraLabs Holding Corp and Subsidiaries tax benefit are eliminated due to transfer of stock ownership of subsidiary to OraLabs majority shareholder.

1f-To record estimated closing costs of $100,000.

1g-To record effect of issuance of 300,000 shares of stock to directors. This stock was valued at $2.18 per share based on daily average of two days before and two days after the finalization of the stock exchange agreement. Total value of $654,000. This cost would be both recorded and eliminated as a pro forma entry since it would be a cost to the old OraLabs shareholders which would be eliminated in consolidation.

                                     ANNEX 1



                           (Stock Exchange Agreement)

THE SECURITIES TO BE ISSUED BY ORALABS HOLDING CORP. ("ORALABS") UNDER THIS STOCK EXCHANGE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), IN RELIANCE UPON REGULATION S AND OTHER EXEMPTIONS UNDER THE 1933 ACT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR INADEQUACY OF THIS STOCK EXCHANGE AGREEMENT AND OTHER RELATED DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE PERSONS ACQUIRING THE COMMON STOCK OF ORALABS MUST REPRESENT THAT THEY WILL NOT ENGAGE IN ANY HEDGING TRANSACTIONS FOR ONE YEAR UNLESS IN COMPLIANCE WITH THE 1933 ACT.

                            STOCK EXCHANGE AGREEMENT

         THIS STOCK EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement"), is entered into as of this 23 day of February, 2005, by and among OraLabs Holding Corp., a Colorado corporation ("OraLabs"); NVC Lighting Investment Holdings Limited ("NVC"), a company organized in the Hong Kong Special Administrative Region in The People's Republic of China, including its wholly owned subsidiary, NVC Industrial Development Co., Limited ("NVCI"), a company organized as a Sino-foreign joint investment enterprise in Huizhou, Guangdong Province in The People's Republic of China ; and Mr. Chang-Jiang Wu, Mr. Yong-Hong Wu, and Mr. Du Gang listed on Schedule 1(a) to this Agreement, being the only shareholders and sole registered capital owners of NVC ( the "Shareholders"), upon the following premises:

                                    RECITALS

         A. OraLabs is presently a registered public company with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 (File No. 000-23039). OraLabs has a subsidiary, OraLabs, Inc., which is its principal operating company, as well as another subsidiary, O.H. Sub Corp., which has never conducted any business. OraLabs.

         B. The Shareholders of NVC own all of the issued and outstanding registered ordinary shares of NVC (the "NVC Stock") which in turn owns the entire registered capital of NVCI.

         C. The Shareholders of NVC have agreed to transfer to OraLabs, and OraLabs has agreed to acquire, and exchange all of their ownership of the registered ordinary shares of NVC from the Shareholders in exchange for shares representing ninety percent (90%) of the total fully diluted outstanding common stock of OraLabs calculated after this stock exchange and after the completion of the redemption of shares described in Recital D that will be completed immediately following the stock exchange described in this Recital C, subject to and pursuant to the terms and conditions set forth in this Agreement, which percentage may increase up to ninety four percent (94%) as described in Section
1.1 of this Agreement.

         D. Immediately following the stock exchange described in Recital C, OraLabs will redeem all of the shares of common stock of OraLabs owned by Gary
H. Schlatter in his individual name in exchange for the issuance to Gary Schlatter of all of the common stock of OraLabs, Inc., 100% of which is owned by OraLabs, and OraLabs will have no tangible assets or liabilities as of the closing of the stock exchange with NVC.

         E. NVC together with its wholly-owned foreign subsidiary, NVCI, will become wholly-owned subsidiaries of OraLabs upon closing of the stock exchange.

                                    AGREEMENT

         NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I
                                PLAN OF EXCHANGE

         1.1 THE EXCHANGE. At the Closing (as defined in Section 1.3 below), the Shareholders hereby agree to assign, transfer, and deliver to OraLabs, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, their shares of NVC Stock duly endorsed for transfer to OraLabs or accompanied by stock powers executed in blank by the Shareholders, and OraLabs agrees to acquire such shares on such date by issuing and delivering in exchange therefor solely shares of OraLabs common voting stock, par value $.001, which will represent 90% of the fully diluted total issued and outstanding shares of the Common Stock of OraLabs (the "OraLabs Stock") after the issuance of shares to non-employee directors pursuant to
Section 4.16 and completion of the redemption of shares owned by Gary H. Schlatter individually, to be issued to the Shareholders and their designees as listed on Schedule 1(b), in full satisfaction of any right or interest which the Shareholders held in the NVC Stock. The OraLabs Stock will be issued to the Shareholders and their designees with a restrictive legend as set forth in
Section 3.3 hereof. Any fractional shares that will result due to such pro rata distribution will be rounded up to the next highest whole number. As a result of the exchange of the NVC Stock in exchange for the OraLabs Stock, NVC will become a wholly-owned subsidiary of OraLabs and the Shareholders of NVC and its designees will own ninety percent (90%) of the then fully diluted issued and outstanding common stock of OraLabs. At the Closing, OraLabs will redeem all of the shares of Common Stock owned by Gary H. Schlatter in his individual name, in exchange for the issuance of the OraLabs, Inc. common stock described in Recital D.

         There shall be an adjustment to the number of shares to be issued to the Shareholders of NVC as described above from 90% to up to 94% in the event that there is more than $3,380,000 (all references in this Agreement to "$" mean United States dollars) in NVC net after tax income on a consolidated basis based upon generally accepted accounting principles in the United States for its fiscal year ended December 31, 2004, as follows:

         (a) if the consolidated net after-tax profits of NVC is $7,000,000 or more for such fiscal year, then the equity Shareholders of NVC shall be entitled to additional shares of the common stock of OraLabs such that NVC will own 94% of the total outstanding shares of the common stock of OraLabs on a fully diluted basis upon the closing of this Agreement, rather than 90% as provided above; or

         (b) if the consolidated net after-tax profits of NVC is more that $3,380,000 but less than $7,000,000 then the Shareholders of NVC shall be entitled to additional shares of the common stock of OraLabs of up to an additional 3.99% of the total number of shares to be outstanding on the closing of this Agreement, determined by the proportionate difference in net profits of $3,380,000 and $7,000,000; for example, if the net profits of NVC are $5,190,000 for its fiscal year ended December 31, 2004, then the Shareholders of NVC will be entitled to 92% of the total outstanding shares of OraLabs on a fully diluted basis upon the closing of this Agreement, rather than 90% as provided above.

         1.2 ANTI-DILUTION. The number of shares of OraLabs Stock shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the OraLabs common stock, par value $.001, which may occur between the date of the execution of this Agreement and the date of delivery of such shares.

         1.3 CLOSING. The closing ("Closing") of the transactions contemplated by this Agreement shall be thirty (30) days after the mailing date (the "Closing Date") of the Schedule 14A or 14C Proxy Statement or Information Statement to be sent to the shareholders of OraLabs after it has been approved by the U.S. Securities and Exchange Commission ("SEC"), unless extended in writing by the parties. The order of events at the Closing will be as set forth in the Recitals.

         In the event that the Closing is delayed because the proxy or information statement remains subject to review by the SEC, the Closing Date will be extended to accommodate the SEC review process and the time required to thereafter hold a special meeting of the OraLabs shareholders. Notwithstanding the foregoing, if this Agreement does not close by June 30, 2005, either party may terminate this Agreement unless said date is extended under Section 8.1(d).

         1.4 CLOSING EVENTS. At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all stock certificates, officers' certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, including the documents and stock certificates provided in paragraphs 5.2 and 5.3 herein, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. If agreed to by the parties, the Closing may take place through the exchange of documents by efax, fax, email and/or express courier.

                                   ARTICLE II
                REPRESENTATIONS, COVENANTS, AND WARRANTIES OF NVC

         As an inducement to, and to obtain the reliance of, OraLabs, NVC represents and warrants as follows, which representations and warranties will remain accurate at the time of Closing :

         2.1 ORGANIZATION. NVC is a company duly organized, validly existing, and in good standing under the laws of the Hong Kong Special Administrative Region in The People's Republic of China ("PRC"). NVC has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of NVC's organizational documents. NVC has taken all action required by laws, its articles of organization, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement. NVC has full power, authority, and legal right and has taken all action required by law, and otherwise to consummate the transactions herein contemplated. NVC owns all of the outstanding securities of its wholly-owned subsidiary, NVCI, and does not own, beneficially or of record, any shares of any other corporation. No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by NVC of this Agreement and the consummation by NVC of the transactions contemplated hereby.

         2.2 CAPITALIZATION. The authorized capitalization of NVC consists solely of 90,999,998 shares of ordinary stock, par value HK$1, of which 11,000,000 ordinary shares are currently issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and were not issued in violation of the pre-emptive or other rights of any person. NVC has not granted any options, warrants, or other convertible securities.

         2.3  FINANCIAL STATEMENTS.

         (a) Promptly after mutual execution of this Agreement, NVC and its subsidiary, NVCI, will provide to OraLabs their consolidated audited balance sheets at December 31, 2003 and 2002, and the related audited consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2003 and 2002, together with notes to such statements and the opinion of Murrell, Hall, McIntosh & Co., PLLP and Henny Wee & Co., independent certified public accountants, with respect thereto. All of these consolidated financial statements will be included in the NVC Schedules.

         (b) All such consolidated financial statements will have been prepared in accordance with generally accepted accounting principles in the United States. The NVC balance sheets will present fairly as of their date the consolidated financial condition of NVC. NVC and its wholly-owned subsidiary, NVCI, will not have, as of the date of such consolidated balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in the consolidated balance sheets or the notes thereto, prepared in accordance with generally accepted accounting principles in the United States, and all assets reflected therein will be properly reported and present fairly the value of the assets of NVC and its wholly-owned subsidiary, NVCI, in accordance with such generally accepted accounting principles. The consolidated statements of income, condensed consolidated stockholders' equity, and consolidated cash flows will reflect fairly the information required to be set forth therein by generally accepted accounting principles in the United States.

         (c) NVC will deliver unaudited balance sheets and the related unaudited statements of income, changes in stockholders' equity and cash flow for the year ended December 31, 2004 promptly after execution of this Agreement as well as such statements for each quarter thereafter which shall be delivered to OraLabs not later than 30 days after the end of each quarter, including in each case the notes thereto. Such financial statements and notes will fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of NVC as at the respective dates of and for the periods referred to in such financial statements, all in accordance with generally accepted accounting principles, subject in the case of interim financial statements to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse). NVC shall provide such unaudited financial information and pro forma financial information to OraLabs as may be necessary for the Form 8-K current reports, Schedule 14C or proxy statement requirements of the U.S. Securities and Exchange Commission regarding this Agreement and the Closing. NVC will complete and deliver to OraLabs its audit of its consolidated financial statements for its fiscal year ended December 31, 2004, as soon as reasonably possible, but in any event by no later than March 31, 2005.

         (d) NVC and its wholly-owned subsidiary, NVCI, have filed all national, province, and local income tax returns required to be filed by them from inception to the date hereof and all taxes have been paid or are being paid when due. None of such income tax returns have been examined or audited in the PRC. NVC and the Shareholders acknowledge and agree that they are relying solely upon their own analysis of the tax consequences to them and to OraLabs upon completion of the transactions contemplated by this Agreement and are not relying upon OraLabs or any of its officers, directors, attorneys or agents with respect thereto.

         (e) NVC and its wholly-owned subsidiary, NVCI, do not owe any unpaid national, province, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which NVC and its wholly-owned subsidiary, NVCI, may be liable in their own right or as a transferee of the assets of, or as a successor to, any other corporation or entity. Furthermore, except as accruing in the normal course of business, NVC and its wholly-owned subsidiary, NVCI, do not owe any past due accrued and unpaid taxes to the date of this Agreement.

         (f) The books and records, financial and otherwise, of NVC and its subsidiary, NVCI, are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

         (g) NVC and its wholly-owned subsidiary, NVCI, have good and marketable title to their assets and, except as set forth in the NVC Schedules or the consolidated financial statements of NVC or the notes thereto, has no material contingent liabilities, direct or indirect, matured or unmatured.

         (h) The audited consolidated financial statements of NVC for the year ended December 31, 2004 will show not less than $3,380,000 in net after-tax income on a consolidated basis in accordance with generally accepted accounting principles in the United States.

         2.4 INFORMATION. The information concerning NVC set forth in this Agreement and in the NVC Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. All information provided by NVC to OraLabs in writing or in any other media form will be in the English language and will be a complete and accurate translation of the other language, if any, in which such information was originally prepared.

         2.5 OPTIONS OR WARRANTS. There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued NVC Stock.

         2.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in this Agreement or the NVC Schedules, as of the most recent NVC consolidated balance sheet, when received:

         (a) except in the normal course of business, there will not be (i) any material adverse change in the business, operations, properties, assets, or condition of NVC and its wholly-owned subsidiary, NVCI; or (ii) any damage, destruction, or loss to NVC and its wholly-owned subsidiary, NVCI (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of NVC and its wholly-owned subsidiary, NVCI;

         (b) NVC and its wholly-owned subsidiary, NVCI, will not have (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) not otherwise in the ordinary course of business, and except for capital raised by issuance of debt or equity in a private placement or other capital raising transaction deemed advisable by NVC; (ii) paid any material obligation or liability not otherwise in the ordinary course of business (absolute or contingent) other than current liabilities reflected in or shown on the most recent NVC consolidated balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights not otherwise in the ordinary course of business (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $1,000,000); (iv) made or permitted any amendment or termination of any contract, agreement, or license to which they are a party not otherwise in the ordinary course of business if such amendment or termination is material, considering the business of NVC and its wholly-owned subsidiary, NVCI; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

         2.7 TITLE AND RELATED MATTERS. NVC and its wholly-owned subsidiary, NVCI, have good and marketable title to all of their properties, inventory, interests in properties, and assets, real and personal, which will be reflected in the most recent NVC consolidated balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

         (a) as such assets may be affected by laws of the Hong Kong Special Administrative Region and The People's Republic of China;

         (b)      statutory liens or claims not yet delinquent;

         (c) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

         (d) except as set forth in the NVC Schedules, NVC and its wholly-owned subsidiary, NVCI, own, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all properties it is currently constructing and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with NVC and its wholly-owned subsidiary's business. Except as set forth in the NVC Schedules, no third party has any right to, and NVC and its wholly-owned subsidiary, NVCI, have not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse affect on the business, operations, financial condition, income, or business prospects of NVC and its wholly-owned subsidiary, NVCI, or any material portion of its properties, assets, or rights.

         2.8 LITIGATION AND PROCEEDINGS. Except as set forth in the NVC Schedules, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of NVC after reasonable investigation, threatened by or against NVC and its wholly-owned subsidiary, NVCI, or affecting NVC and its wholly-owned subsidiary, NVCI, or their properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. NVC does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default. There is no claim against NVC or its subsidiary that either is or may be infringing on or otherwise acting adversely to the rights of any person under or in respect of any patent, trademark, service mark, trade name, copyright, license, franchise, permission or other intangible right. Neither NVC nor its subsidiary is obligated or under any liability to make any payments by way of royalties, fees or otherwise to any owner or licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset with respect to the use thereof, in connection with the conduct of its business or otherwise.

         2.9  CONTRACTS.

         (a) NVC has provided, or will provide OraLabs on reasonable request, copies of all material contracts, agreements, franchises, license agreements, or other commitments to which NVC and its wholly-owned subsidiary, NVCI, are parties or by which they or any of their assets, products, technology, or properties are bound;

         (b) All contracts, agreements, franchises, license agreements, and other commitments to which NVC and its wholly-owned subsidiary, NVCI, are parties or by which their properties are bound and which are material to the operations of NVC and its wholly-owned subsidiary, NVCI, taken as a whole are valid and enforceable by NVC and its wholly-owned subsidiary, NVCI, in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

         (c) Except as described in the NVC Schedules, NVC and its wholly-owned subsidiary, NVCI, are not parties to or bound by, and the properties of NVC and its wholly-owned subsidiary, NVCI, are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, or in the future may (as far as NVC or its wholly-owned subsidiary, NVCI, can now foresee) materially and adversely affect, the business, operations, properties, assets, or condition of NVC and its wholly-owned subsidiary, NVCI.

         2.10 MATERIAL CONTRACT DEFAULTS. NVC and its wholly-owned subsidiary, NVCI, are not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of NVC and its wholly-owned subsidiary, NVCI, and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which NVC and its wholly-owned subsidiary, NVCI, have not taken adequate steps to prevent such a default from occurring.

         2.11 NO CONFLICT WITH OTHER INSTRUMENTS. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which NVC and its wholly-owned subsidiary, NVCI, are parties or to which any of their properties or operations are subject.

         2.12 COMPLIANCE WITH LAWS AND REGULATIONS. NVC and its wholly-owned subsidiary, NVCI, have complied with all applicable statutes and regulations of any national, province, county, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of NVC and its wholly-owned subsidiary, NVCI, or except to the extent that noncompliance would not result in the incurrence of any material liability for NVC or its wholly-owned subsidiary, NVCI. Neither NVC nor NVCI is aware of, or has received notice of, any conditions which may reasonably be expected to interfere with or adversely affect their business, their assets or the financial condition of either, or prevent compliance or continued compliance with any environmental laws.

         2.13 APPROVAL OF AGREEMENT. The members and owners of NVC shown on
Schedule 1(a) have authorized the execution and delivery of this Agreement by NVC, have or will have approved the transactions contemplated hereby, and approved the submission of this Agreement and the transactions contemplated hereby to the members of NVC for their approval with the recommendation that the reorganization be accepted.

         2.14 MATERIAL TRANSACTIONS OR AFFILIATIONS. Set forth in the NVC Schedules is a brief description or summary of every material contract, agreement, or arrangement between NVC and its wholly-owned subsidiary, NVCI, and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by NVC to own beneficially, 10% or more of the issued and outstanding interests of NVC and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof. In all of such transactions, the amount paid or received, whether in cash, in services, or in kind, is, had been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to NVC and its wholly-owned subsidiary, NVCI, than terms available from otherwise unrelated parties in arm's length transactions. Except as disclosed in the NVC Schedules or otherwise disclosed herein, no officer, director, or 10% shareholder of NVC has, or has had since inception of NVC, any material interest, direct or indirect, in any material transaction with NVC or its wholly-owned subsidiary, NVCI. There are no commitments by NVC and its wholly-owned subsidiary, NVCI, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with, any such affiliated person.

         2.15 NVC SCHEDULES. NVC will deliver, as soon as practicable but in any event within 10 days after the date of this Agreement, the following schedules, which are collectively referred to as the "NVC Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement and instruments and data as of such date, all certified by the chief executive officer of NVC as complete, true, and correct:

         (a) a schedule containing complete and correct copies of the organizational documents, in the English language, as amended, of NVC and its wholly-owned subsidiary, NVCI, in effect as of the date of this Agreement;

         (b) a schedule containing the consolidated financial statements of NVC and its wholly-owned subsidiary, NVCI, identified in paragraph 2.3(c);

         (c) a schedule containing true and correct copies, in the English language, of all material contracts, agreements, or other instruments to which NVC or its wholly-owned subsidiary, NVCI, is a party or by which they or their properties are bound, specifically including all contracts, agreements, or arrangements referred to in Section 2.9;

         (d) a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of NVC or its wholly-owned subsidiary, NVCI, since the date of the most recent NVC consolidated balance sheet, required to be provided pursuant to section 2.6 hereof; and

         (e) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the NVC Schedules by sections 2.1 through 2.15. NVC shall cause the NVC Schedules and the instruments and data delivered to OraLabs hereunder to be updated after the date hereof up to and including the Closing Date.

         2.16 TRADING. NVC agrees to take all necessary precautions to prevent any trading in OraLabs securities by its officers, directors, employees, affiliates, agents or others having knowledge of this Agreement. NVC for itself and on behalf of all of its shareholders, and the Shareholders of NVC, jointly and severally, hereby agree that until the earlier to occur of (i) the date that is three months after the termination of this Agreement, or (ii) the date of the Closing of this Agreement, they will not, without the prior written consent of
OraLabs:

         (a) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of OraLabs or any subsidiary thereof, or of any successor to or person in control of OraLabs, or any assets of OraLabs or any subsidiary or division thereof or of any such successor or controlling person;

         (b) make or in any way participate, directly or indirectly, in any "solicitation" or "proxies" to vote (as such terms are used in the rules of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to the voting of any voting securities of OraLabs;

         (c) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving OraLabs or its securities or assets;

         (d) form, join or in any way participate in a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1034, as amended (the "Exchange Act"), in connection with any of the foregoing; or

         (e) otherwise act, alone or in concert with others, to seek to control the management, board of directors, or policies of OraLabs.

                                   ARTICLE III
                  REPRESENTATIONS, COVENANTS, AND WARRANTIES OF
                             THE SHAREHOLDERS OF NVC

         As an inducement to, and to obtain reliance of OraLabs, the Shareholders of NVC represent and warrant as follows:

         3.1 OWNERSHIP OF NVC SHARES. The NVC Shareholders hereby represent and warrant with respect to themselves that they are the legal and beneficial owners of the percentage of NVC registered capital and ordinary stock set forth on
Schedule 1(a) of this Agreement, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and the Shareholders have full rights, powers, and authority to transfer, assign, convey, and deliver their NVC stock; and delivery of such registered capital at the closing will convey to OraLabs good and marketable title to such stock free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever.

         3.2 KNOWLEDGE OF REPRESENTATIONS. To the best of their knowledge and belief, the representations of NVC in Article II, above, are true, accurate and complete.

         3.3 RESTRICTED STOCK. The Shareholders understand that the Shares of OraLabs to be acquired pursuant to this Agreement have not been registered under the 1933 Act with the SEC in reliance upon the exemption from the registration requirements thereof afforded by Regulation S and/or other exemptions under the 1933 Act, or with any state securities commission or agency. The Shareholders agree and acknowledge that OraLabs will issue stop transfer instructions to its registrar and transfer agent prohibiting the transfer of the Shares of OraLabs delivered under this Agreement to any U.S. person for a period of one year after the date of closing of this Agreement. The Shareholders and their designees understand that the Shares to be issued to them will have the following restrictive legend or similar legend affixed thereto:

         "These Shares have not been registered under the Securities Act of 1933 (the "Act"), and have been issued pursuant to an exemption pursuant to Regulation S under the Act. Until one year after the date of purchase, no amount of the Shares may be offered, sold, or transferred to any U.S. Person and no hedging transactions involving these securities may be conducted during this period. Offers, sales, or transfers in the U.S. or to a U.S. person (as defined in Regulation S promulgated under the Act) or for the account and benefit of a U.S. person are not permitted, except as provided in said Regulation S, unless the Shares are registered under the Act or an exemption from such registration under the Act is applicable."

         3.4 CITIZENSHIP AND RESIDENCY. The Shareholders hereby represent and warrant to OraLabs that they are citizens and residents of The People's Republic of China, and are not U.S. Persons within the meaning of Rule 902(a) of Regulation S.

         3.5 RESTRICTIONS ON TRANSFER. The Shareholders and any assigns of the Shares agree that the Shares of OraLabs acquired by the Shareholders and/or by them pursuant to this Agreement shall not be voluntarily sold, transferred or otherwise disposed of in the United States or to any U.S. Person for a minimum period of one year from the Closing Date of this transaction, except by registration of such Shares under the 1933 Act and any applicable state securities laws.

         3.6 NO HEDGING TRANSACTIONS. The Shareholders and any assigns of the Shares of OraLabs acquired pursuant to this Agreement agree that hedging transactions involving these Shares shall not be conducted during a period of one year, unless in compliance with the 1933 Act.

         3.7 TRANSFERS. The Shareholders understand that any disposition of the Shares of OraLabs in violation of this Agreement shall be null and void. No transfer of the Shares shall be made by OraLabs' registrar and transfer agent upon OraLabs' transfer books or records unless there has been compliance with the terms of this Agreement, including the above provisions. OraLabs will issue stop transfer instructions to its registrar and transfer agent to the effect that the Shares of OraLabs may not be transferred for a period of one year after the Closing Date and may be transferred thereafter only except as provided herein. The Shareholders agree to indemnify and hold OraLabs and OraLabs, Inc. harmless from and against liabilities, claims, damages and expenses (including reasonable attorneys fees) that may result from or arise out of any disposition thereof in violation of this Agreement.

         3.8 NON-U.S. TRANSACTIONS. In connection with the transaction which is the subject of this Agreement, the Shareholders acknowledge that offers respecting the sale of the Shares directed by OraLabs were received outside of the United States and that the Shareholders have not and are not engaged in or directed any unsolicited offers to buy the Shares of OraLabs into the United States or to any U.S. person.

         3.9 RESTRICTIVE LEGEND. Any documents received by the Shareholders included statements to the effect that the Shares have not been registered under the 1933 Act and that no sale of such Shares may occur during a period commencing on the Closing Date and ending one year thereafter unless the Shares are registered under the 1933 Act or are sold pursuant to an exemption from registration.

         3.10 INVESTMENT INTENT. The Shareholders are purchasing the Shares of OraLabs only for their own account and not on behalf of any U.S. person, and no sale by the Shareholders has been pre-arranged with any prospective buyer in the United States.

         3.11 AGREE TO REGISTER SALES OF SHARES. The Shareholders agree that all offers and sales of the Shares of OraLabs prior to the expiration of a period commencing on the date of the closing of this transaction and ending one year thereafter shall only be made in compliance with the restrictions of Regulation S, or pursuant to registration of such securities under the 1933 Act or pursuant to an exemption thereunder, and the terms hereof.

                                   ARTICLE IV
              REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ORALABS

         As an inducement to, and to obtain the reliance of NVC and the Shareholders, OraLabs represents and warrants as follows:

         4.1 ORGANIZATION. OraLabs is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado, and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the OraLabs filings with the SEC are complete and correct copies of the Certificate of Incorporation and all amendments thereto and the bylaws of OraLabs, and all amendments thereto, as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of OraLabs's Certificate of Incorporation or bylaws. OraLabs has taken all action required by law, its Certificate of Incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and OraLabs has full power, authority, and legal right and has taken all action required by law, its Certificate of Incorporation, bylaws, or otherwise to consummate the transactions herein contemplated, subject to satisfaction of the conditions described in Article VI below.

         4.2 CAPITALIZATION. OraLabs's authorized capitalization includes 100,000,000 shares of common stock, par value $.001, of which no more than 4,580,615 shares (plus shares issued upon exercise of options and the shares to be issued under Section 4.16 below) will be issued and outstanding immediately prior to the Closing. All presently issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person.

         OraLabs authorized capitalization includes 1,000,000 shares of preferred stock, $.001 par value, of which no preferred shares are or will be issued and outstanding at Closing.

         4.3 SUBSIDIARIES. OraLabs does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation, except OraLabs, Inc. and O.H. Sub Corp.

         4.4  FINANCIAL STATEMENTS.

         (a) Included in the Form 10-KSB filed with the SEC for the year ended December 31, 2003, are the audited consolidated balance sheets of OraLabs as of December 31, 2003, and the related audited statements of operations, stockholders' equity, and cash flow for the two fiscal years ended December 31, 2003 together with the notes to such statements and the opinion of Ehrhardt Keefe Steiner & Hottman PC, independent certified public accountants, with respect thereto. Included in the Form 10-QSB filed with the SEC for the period ended September 30, 2004, are the unaudited consolidated balance sheets of OraLabs as of September 30, 2004, and the related unaudited statements of operations, stockholders' equity, and cash flow for the nine-month period ended September 30, 2004, together with the notes to such statements.

         (b) All such financial statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved. The OraLabs balance sheets present fairly as of their respective dates the financial condition of OraLabs. OraLabs did not have as of the date of any such OraLabs balance sheet, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of OraLabs, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity, and cash flow reflect fairly the information required to be set forth therein by generally accepted accounting principles.

         (c) OraLabs has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable.

         (d) OraLabs has filed all federal, state, or local income tax returns required to be filed by it from inception to the date hereof. Included in the OraLabs Schedules are true and correct copies of the federal income tax returns of OraLabs filed since 2001. None of such federal income tax returns have been examined by the Internal Revenue Service. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial. OraLabs, Inc. acknowledges and agrees that it is relying solely upon its own analysis of the tax consequences to it upon completion of the transactions contemplated by this Agreement and is not relying upon the Shareholders or NVC, or any of its officers, directors, attorneys or agents with respect thereto.

         (e) The books and records, financial and otherwise, of OraLabs are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

         (f) OraLabs has good and marketable title to its assets and, except as set forth in the OraLabs Schedules or the Financial Statements of OraLabs or the notes thereto, has no material contingent liabilities, direct or indirect, matured or unmatured.

         4.5 INFORMATION. The information concerning OraLabs set forth in this Agreement and the OraLabs Schedules are and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the Closing date. All outstanding stock options and any other convertible securities, if any, of OraLabs will be exercised, terminated or cancelled as of the Closing date.

         4.6 OPTIONS OR WARRANTS. Except as set forth in Schedule 2, there are no existing options, warrants, calls, or commitments of any character relating to authorized and unissued stock of OraLabs. All outstanding stock options and warrants, and any other convertible securities, if any, will be terminated and cancelled as of the Closing Date.

         4.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as described herein, in any filings made by OraLabs with the SEC, or in the OraLabs Schedules, since the date of the most recent OraLabs balance sheet:

         (a) there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of OraLabs (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of OraLabs;

         (b) OraLabs has not (i) recently amended its Certificate of Incorporation or bylaws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of OraLabs; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; or (vii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for, or with its officers, directors, or employees;

         (c) Except as described in Schedule 2, OraLabs has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent OraLabs balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of OraLabs; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement;

         (d) It is understood and agreed that OraLabs will have no material assets, liabilities or accounts payable upon completion of the Closing; and

         (e) to the best knowledge of OraLabs, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of OraLabs.

         4.8 TITLE AND RELATED MATTERS. OraLabs has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the OraLabs balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except

         (a)      statutory liens or claims not yet delinquent;

         (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

         (c)      as described in the OraLabs Schedules.

         4.9 LITIGATION AND PROCEEDINGS. Except in the ordinary course of OraLabs business there are no actions, suits, or proceedings pending or, to the knowledge of OraLabs, threatened by or against or affecting OraLabs, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. OraLabs does not have any knowledge of any default on its part with respect to any judgment, order, writs, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

         4.10 CONTRACTS. OraLabs is not a party to any material contract, agreement, or other commitment, except as described in any filing by OraLabs with the SEC.

         4.11 NO CONFLICT WITH OTHER INSTRUMENTS. The consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which OraLabs is a party or to which it or any of its assets or operations are subject.

         4.12 GOVERNMENTAL AUTHORIZATIONS. OraLabs has all licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by OraLabs of this Agreement and the consummation by OraLabs of the transactions contemplated hereby.

         4.13 COMPLIANCE WITH LAWS AND REGULATIONS. To the best of its knowledge, OraLabs has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or conditions of OraLabs or except to the extent that noncompliance would not result in the incurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports to date with the SEC and state securities authorities.

         4.14 APPROVAL OF AGREEMENT. The board of directors of OraLabs has authorized the execution and delivery of this Agreement by OraLabs and has approved this Agreement and the transactions contemplated hereby.

         4.15 CONTINUITY OF BUSINESS ENTERPRISES. Except for the transactions contemplated by this Agreement, OraLabs has no commitment or present intention to liquidate OraLabs, Inc. or sell or otherwise dispose of a material portion of its business or assets following the consummation of the transactions contemplated hereby.

         4.16 MATERIAL TRANSACTIONS OF AFFILIATIONS. Except as disclosed herein and in the OraLabs Schedules, there exists no material contract, agreement, or arrangement between OraLabs and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record or known by OraLabs to own beneficially, 10% or more of the issued and outstanding common stock of OraLabs and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor 10% shareholder of OraLabs has, or has had during the last preceding full fiscal year, any known interest in any material transaction with OraLabs which was material to the business of OraLabs. OraLabs has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with any such affiliated person. Notwithstanding the foregoing, on or before the date of Closing, OraLabs intends to issue 100,000 shares to each of the non-employee directors of OraLabs, which will be issued under a registration statement on Form S-8.

         4.17 TRANSACTIONS. OraLabs agrees to take all necessary precautions to prevent any improper transactions in OraLabs securities by its officers, directors, employees, affiliates, agents or others having knowledge of this Agreement. OraLabs agrees that until the earlier to occur of (i) the date that is the termination of this Agreement, or (ii) the date of the Closing of this Agreement, OraLabs will take such precautions to prevent the officers and directors of OraLabs, as well as their respective affiliates, from:

         (a) acquiring directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of OraLabs or any subsidiary thereof, or of any successor to or person in control of OraLabs, or any assets of OraLabs or any subsidiary or division thereof or of any such successor or controlling person, except as provided in this Agreement and under the option plans for employees and for non-employee directors;

         (b) making or in any way participating, directly or indirectly, except with respect to the proxy and shareholder meeting contemplated by this Agreement, in any "solicitation" or "proxies" to vote (as such terms are used in the rules of the Securities and Exchange Commission);

         (c) making any public announcement with respect to, or submitting a proposal for, or offer of (with or without conditions) any extraordinary transaction involving OraLabs or its securities or assets, except as contemplated by this Agreement; or

         (d) forming, joining or in any way participating in a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1034, as amended (the "Exchange Act"), in connection with any of the foregoing.

         4.18 ORALABS SCHEDULES. OraLabs has delivered to NVC, or will deliver as soon as practicable at NVC's request but in any event within ten (10) days after the date of this Agreement, the following schedules, which are collectively referred to as the "OraLabs Schedules," which are dated the date of this Agreement, all certified by an officer to be complete, true, and accurate:

         (a) a schedule containing complete and accurate copies of the Certificate of Incorporation and bylaws, as amended, of OraLabs as in effect as of the date of this Agreement; except to the extent these documents are available to NVC on EDGAR Online as part of filings made by OraLabs with the SEC;

         (b) a schedule containing any filings by OraLabs with the SEC, not available on EDGAR;

         (c) a schedule containing a copy of the federal income tax returns of OraLabs identified in paragraph 4.4(d);

         (d) a schedule setting forth the description of any material adverse change in the business, operations, property, assets, or condition of OraLabs since the date of the most recent OraLabs balance sheet, required to be provided pursuant to section 4.7 hereof; and

         (e) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the OraLabs Schedules by sections 4.1 through 4.17; except to the extent these documents are available to NVC on EDGAR Online as part of filings made by OraLabs with the SEC.

         4.19. OraLabs shall cause the OraLabs Schedules and the instruments and data delivered to NVC hereunder to be updated after the date hereof up to and including the Closing Date.

                                    ARTICLE V
                                SPECIAL COVENANTS

         5.1 STOCKHOLDERS' MEETING OF ORALABS. As soon as practicable following the execution of this Agreement, and prior to the Closing, OraLabs shall cause to have approved the following proposals by the written consent of the holders of a majority of the outstanding shares of common stock of OraLabs, which approval shall then be subject to the filing of a Proxy Statement or an Information Statement with the SEC and the passage of at least 30 days after the mailing of the Proxy Statement or Information Statement without objecting action taken by any shareholder.

         (a) the election of Mr. Chang-Jiang Wu and Mr. Yong-Hong Wu as directors of OraLabs effective at the time of the Closing;

         (b) the amendment to the Certificate of Incorporation of OraLabs to change its name to "NVC Lighting Corporation.," or such other name to be determined by NVC (the "New Name"), and to increase the authorized number of shares of OraLabs from 100,000,000 to 200,000,000 shares;

         (c) the approval of the "2005 Stock Option, SAR and Stock Bonus Plan" of OraLabs covering 5,000,000 shares of common stock, attached as Schedule 3 hereto;

         (d) the approval of this Agreement and the transactions contemplated herein, including without limitation the redemption by OraLabs of the common stock owned by Gary Schlatter as described in Recital D above; and

         (e) to take such other actions as the shareholders of OraLabs may determine are necessary or appropriate.

         5.2 ACCESS TO PROPERTIES AND RECORDS. OraLabs and NVC will each afford to the officers and authorized representatives of the other full access to the properties, books, and records of OraLabs or NVC and its wholly-owned subsidiary, NVCI, as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of OraLabs or NVC and its wholly-owned subsidiary, NVCI, as the case may be, as the other shall from time to time reasonably request.

         5.3 DELIVERY OF BOOKS AND RECORDS. At the Closing, OraLabs shall deliver to Stephen A. Zrenda, Jr., Esq., legal counsel of NVC, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of OraLabs now in the possession or control of OraLabs or its representatives and agents.

         5.4 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE ORALABS STOCK. The consummation of this Agreement and the transactions herein contemplated, including the issuance of the OraLabs Stock to the Shareholders of NVC as contemplated hereby, constitutes the offer and sale of securities under the Securities Act of 1933 and any applicable state statutes. Such transactions shall be consummated in reliance on Regulation S and other exemptions from the registration requirements of such statutes which depend, inter alia, upon the circumstances under which the NVC Shareholders acquire such securities. In connection with reliance upon exemptions from the registration requirements for such transactions, at the Closing, NVC shall cause to be delivered, and the Shareholders shall deliver to OraLabs, letters of representation in the form attached hereto as Schedule 4.

         5.5 APPROVAL OF CERTAIN SHAREHOLDERS. OraLabs hereby represents that holders of in excess of 50% of the issued and outstanding stock of OraLabs have or will have timely agreed to vote in favor of the matters in Section 5.1, subject to completion of due diligence and the material accuracy of the representations and warranties in this Agreement, and subject to fiduciary obligations, if any. OraLabs will obtain a written agreement from these shareholders, subject to these conditions within ten (10) days of this Agreement, not to exceed ten (10) persons.

         5.6 THIRD PARTY CONSENTS AND CERTIFICATES. OraLabs and NVC agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

         5.7  ACTIONS PRIOR TO CLOSING.

         (a) From and after the date of this Agreement until the Closing Date and except as set forth in the OraLabs or NVC Schedules or as permitted or contemplated by this Agreement, OraLabs and NVC and its wholly-owned subsidiary, NVCI, respectively, will each: (i) carry on its business in substantially the same manner as it has heretofore; (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it; (iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business; (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

         (b) From and after the date of this Agreement until the Closing Date, neither OraLabs nor NVC and its wholly-owned subsidiary, NVCI, will: (i) make any change in their organizational documents, Certificate of Incorporation or bylaws; (ii) take any action described in section 2.6 in the case of NVC and its wholly-owned subsidiary, NVCI, or in section 4.7, in the case of OraLabs (all except as permitted therein or as disclosed in the applicable party's schedules); or (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services.

         5.8  SALES UNDER RULES 144 OR 145, IF APPLICABLE.

         (a) OraLabs will use its best efforts to at all times to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including timely filing all periodic reports required under the provisions of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder.

         (b) Upon being informed in writing by any person holding restricted stock of OraLabs as of the date of this Agreement that such person intends to sell any shares under Rule 144 or Rule 145 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), OraLabs will certify in writing to such person that it has filed all of the reports required to be filed by it under the Exchange Act to enable such person to sell such person's restricted stock under Rule 144 or 145, as may be applicable in the circumstances, or will inform such person in writing that it has not filed any such report or reports.

         (c) If any certificate representing any such restricted stock is presented to OraLabs's transfer agent for registration of transfer in connection with any sale theretofore made under Rule 144 or 145, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to OraLabs and its counsel that such transfer has complied with the requirements of Rule 144 or 145, as the cases may be, OraLabs will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of Rule 144 or 145, as the case may be, free of any stop transfer order or restrictive legend. The provisions of this Section
                  5.9 shall survive the Closing and the consummation of the transactions contemplated by this Agreement. The indemnification provided for in this paragraph and in the indemnification agreement shall, subject to the provisions of
                  Section 9.10, survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

         (d) After the Closing, OraLabs will take such other actions as may be necessary to facilitate sales of the shares described in
                  Section 4.16 above.

         5.9  INDEMNIFICATION.

         (a) NVC and the Shareholders hereby agree to indemnify OraLabs and each of the officers, agents and directors of OraLabs as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under
                  Article II of this Agreement. The indemnification provided for in this paragraph shall, subject to the provisions of Section 9.10, survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

         (b) OraLabs hereby agrees to indemnify NVC and each of the officers, agents and directors of NVC as of the date of execution of this Agreement and the Shareholders against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under
                  Article IV of this Agreement. The indemnification provided for in this paragraph shall, subject to the provisions of Section 9.10, survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

         (c) OraLabs agrees to cause OraLabs, Inc. to enter into an indemnification agreement (in the form attached hereto as Exhibit 1) with OraLabs at the Closing to the satisfaction of NVC and the Shareholders to indemnify OraLabs from any liabilities of any kind or nature, direct or indirect, known or unknown, contingent or otherwise, that may exist immediately prior to the Closing or that may be asserted after the Closing Date regarding any claim or liability arising from the operations of OraLabs or any other matter prior to the Closing.

         5.10 FAIRNESS OPINION. OraLabs will seek to obtain a fairness opinion from an appropriate source that the terms of this Agreement and the transactions contemplated hereby are fair to the shareholders of OraLabs from a financial standpoint.

         5.11 STAND-STILL AGREEMENT. From and after the date hereof and up to and including the Closing of this Agreement, the parties agree not to directly or through intermediaries solicit, entertain or otherwise discuss with any person or entity any other similar transaction. The obligations of OraLabs under this paragraph are subject to all applicable fiduciary obligations.

         5.12 DISSENTERS. As used in this paragraph, OraLabs, Inc. will be referred to as the Subsidiary. After Closing, if there are any dissenting shares, the Subsidiary will reimburse OraLabs for the total amount, up to $20,000.00, in cash and within 30 days of receipt of written notification to the Subsidiary by OraLabs that payment to holders of dissenters shares of up to the fair value of such shares as determined under applicable Colorado law has been made. At the option of the Subsidiary, OraLabs will permit the Subsidiary (and its representatives) to actively participate in the process of determining the amount payable to dissenters, and no offer amount or settlement will be made by OraLabs for payments to dissenters without the prior written approval of the Subsidiary which will not be unreasonably withheld. In consideration for making those payments, it is agreed that OraLabs will issue to the Subsidiary, on the next business day following the receipt by OraLabs of each reimbursement payment, that number of shares which, when multiplied by the average of the closing bid and ask price of the common stock of OraLabs as of the close of trading on the date that payment is received by OraLabs , equals the amount paid by the Subsidiary to reimburse OraLabs . The parties agree that the shares of OraLabs issuable to the Subsidiary will be restricted securities but that OraLabs will thereafter use its diligent, good-faith efforts to register those shares as soon as possible thereafter, and the cost of filing fees paid to the SEC or under Blue Sky Laws will be paid by the Subsidiary. Applicable Blue Sky laws will be complied with so as to permit sales and resales of those shares that are registered under the Registration Statement within the state of Colorado and any other states chosen by OraLabs.

         5.13 DELIVERY OF ADDITIONAL INSTRUMENTS ON REQUEST. Each party agrees to execute and deliver or cause to be executed and delivered at the Closing and at such other times and places as shall be reasonably agreed, such additional instruments as it may reasonably request for the purpose of fully effecting the transactions contemplated by this Agreement.

         5.14 CONTINUED OPERATIONS. After Closing, OraLabs, directly or indirectly through its subsidiary, NVC, will continue to actively conduct the business of NVC as it had been conducted prior to Closing.

         5.15 NASDAQ LISTING. NVC will use its best efforts to cause the OraLabs common stock to continue to be listed on the NASDAQ SmallCap Market upon completion of the Closing and/or to submit a new NASDAQ SmallCap Market listing application if necessary. If continued listing on NASDAQ SmallCap Market is not approved by the NASD for reasons attributable to OraLabs, NVC reserves its right to re-negotiate the relative shareholdings between the Shareholders and members or OraLabs.

                                   ARTICLE VI
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF ORALABS

         The obligations of OraLabs under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions, and if OraLabs shall not consummate the transactions contemplated by this Agreement by reason of the failure of any of such conditions to be met, OraLabs will have no liability to NVC or its Shareholders:

         6.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by NVC and the Shareholders in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and NVC and the Shareholders shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by NVC and the Shareholders prior to or at the Closing. OraLabs shall be furnished with a certificate, signed by a duly authorized officer of NVC and dated the Closing Date, to the foregoing effect.

         6.2 OFFICER'S CERTIFICATES. OraLabs shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of NVC to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of NVC threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the NVC Schedules, by or against NVC which might result in any material adverse change in any of the assets, properties, business, or operations of NVC and its wholly-owned subsidiary, NVCI.

         6.3 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of NVC and its wholly-owned subsidiary, NVCI, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of NVC and its wholly-owned subsidiary, NVCI.

         6.4 OFFICER AND DIRECTOR QUESTIONNAIRES. OraLabs shall have received officer and director questionnaires completed and signed by each executive officer and director of NVC in form and substance reasonably satisfactory to OraLabs and its counsel which shall contain information for use by OraLabs in reporting the transaction contemplated hereby on Form 8-K and in Schedule 14A or 14C to be filed with the Securities and Exchange Commission.

         6.5  OTHER ITEMS.

         (a) OraLabs shall have received a members' list of NVC containing the name, address, and number of shares held by each NVC shareholder as of the date of Closing certified by an executive officer of NVC as being true, complete, and accurate.

         (b) OraLabs shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as OraLabs may reasonably request.

         6.6 FAIRNESS OPINION. The Board of Directors of OraLabs shall have received a fairness opinion satisfactory to it that remains in effect as of the time of Closing.

         6.7 PERFORMANCE. Each of the covenants and agreements of NVC and the Shareholders to be performed or complied with on or before Closing pursuant to the terms of this Agreement shall have been duly performed and complied with.

         6.8 NO GOVERNMENTAL ACTION. No governmental agency or body shall have taken any action or made any request of OraLabs, NVC or the Shareholders, as a result of which OraLabs deems it inadvisable to proceed with the transaction, including without limitation that the SEC has not objected to the use of the Proxy Statement or Information Statement at the meeting of the shareholders of OraLabs and has not otherwise objected to the completion of the transactions contemplated by this Agreement.

         6.9 CONSENTS. All consents to the consummation of the transactions contemplated by this Agreement that are required in order to prevent a breach of or a default under the terms of any instrument to which NVC or the Shareholders is a party or is bound shall have been obtained.

         6.10 APPROVAL BY ORALABS SHAREHOLDERS. The transactions contemplated by this Agreement shall have been approved at a shareholder meeting of OraLabs at which a quorum of the shareholders is present by person or by proxy, and such approval shall have been given by a majority of the shares voted at the meeting.

         6.11 DUE DILIGENCE. OraLabs must be satisfied in its sole and absolute discretion with the results of its due diligence investigation of NVC. Failure to notify NVC within 30 days following mutual execution of this Agreement, that OraLabs is not satisfied with the results of its due diligence investigation of NVC, shall constitute a waiver of this paragraph.

         6.12 ACCOUNTANT'S LETTER. OraLabs shall have received a "comfort" letter from NVC's independent auditors, Murrell, Hall, McIntosh & Co., PLLP covering the period from December 31, 2004 until that day which is no more than ten days prior to the date of Closing, in a form reasonably satisfactory to counsel for OraLabs.

         6.13. LEGAL OPINION. OraLabs shall have received a legal opinion from an attorney authorized to practice in the Hong Kong Special Administrative Region in The People's Republic of China, that (i) NVC is a company duly organized, validly existing, and in good standing under the laws of the Hong Kong Special Administrative Region in The People's Republic of China ("PRC");
(ii) NVC has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification; (iii) the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of NVC's organizational documents; (iv) NVC has taken all action required by laws, its articles of organization, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement; (v) NVC has full power, authority, and legal right and has taken all action required by law, and otherwise to consummate the transactions herein contemplated; and (vi) no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by NVC of this Agreement and the consummation by NVC of the transactions contemplated hereby, and specifically that the exchange of the NVC Stock for the OraLabs Stock requires no such consents and will be legally binding upon NVC.

         6.14 NUMBER OF DISSENTERS. The number of shares that shall be the subject of dissenters' rights exercised by any of the shareholders of OraLabs shall not exceed 100,000.

         Any of the above conditions can be waived by OraLabs in the exercise of its sole discretion.

                                   ARTICLE VII
                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                            NVC AND THE SHAREHOLDERS

         The obligations of NVC and the Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions, and if NVC and the Shareholders shall not consummate the transactions contemplated by this Agreement by reason of the failure of any of such conditions to be met, they will have no liability to OraLabs:

         7.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by OraLabs in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and OraLabs shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by OraLabs prior to or at the Closing. NVC shall have been furnished with a certificate, signed by a duly authorized executive officer of OraLabs and dated the Closing Date, to the foregoing effect.

         7.2 STOCKHOLDER APPROVAL. The stockholders of OraLabs shall have approved this Agreement, the transactions contemplated hereby, and the other matters described in Section 5.1.

         7.3 OFFICER'S CERTIFICATE. NVC shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of OraLabs to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of OraLabs threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

         7.4 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of OraLabs nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of OraLabs.

         7.5 GOOD STANDING. OraLabs shall have received a certificate of good standing from the Secretary of State of the State of Colorado or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that OraLabs is in good standing as a corporation in the State of Colorado and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

         7.6  OTHER ITEMS.

         (a) NVC shall have received a shareholders' list of OraLabs from its transfer agent, current at least within ten (10) days prior to Closing, containing the name, address and number of shares held by each such OraLabs shareholder, certified by a representative of the transfer agent as being true, complete and accurate.

         (b) NVC shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as NVC may reasonably request.

         7.7 PERFORMANCE. Each of the covenants and agreements of OraLabs to be performed or complied with on or before Closing pursuant to the terms of this Agreement shall have been duly performed and complied with.

         7.8 NO GOVERNMENTAL ACTION. No governmental agency or body shall have taken any action or made any request of NVC, the Shareholders or OraLabs, as a result of which NVC deems it inadvisable to proceed with the transaction, including without limitation that the SEC has not objected to the use of the Proxy Statement or Information Statement at the meeting of the shareholders of OraLabs and has not otherwise objected to the completion of the transactions contemplated by this Agreement.

         7.9 CONSENTS. All consents to the consummation of the transactions contemplated by this Agreement that are required in order to prevent a breach of or a default under the terms of any instrument to which OraLabs is a party or is bound shall have been obtained.

         7.10 APPROVAL BY ORALABS SHAREHOLDERS. The transactions contemplated by this Agreement shall have been approved at a shareholder meeting of OraLabs at which a quorum of the shareholders is present by person or by proxy, and such approval shall have been given by a majority of the shares voted at the meeting.

         7.11 DUE DILIGENCE. NVC must be satisfied in its sole and absolute discretion with the results of its due diligence investigation of OraLabs. Failure to notify OraLabs within 30 days following mutual execution of this Agreement, that NVC is not satisfied with the results of its due diligence investigation of OraLabs, shall constitute a waiver of this paragraph.

         Any of the above conditions can be waived by NVC or the Shareholders in their sole and absolute discretion.

                                  ARTICLE VIII
                                   TERMINATION
         8.1  TERMINATION.

         (a) This Agreement may be terminated by the board of directors of OraLabs or by the owners of NVC, shown on Schedule 1A attached hereto, at any time prior to the Closing Date if: (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange.. In the event of termination pursuant to this paragraph (a) of section 8.1, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated, subject to Section 9.4.

         (b) This Agreement may be terminated at any time prior to the Closing by action of the board of directors of OraLabs if NVC shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of NVC contained herein shall be inaccurate in any material respect, or if there shall have been any change after the date of the latest balance sheets of NVC, in the assets, properties, business, or financial condition of NVC, which could have a materially adverse affect on the value of the business of NVC, except any changes disclosed in the NVC Schedules, dated as of the date of execution of this Agreement. If this Agreement is terminated pursuant to this paragraph (b) of section 8.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that NVC shall bear its own costs in connection with the negotiation, preparation, and execution of this Agreement, subject to Section 9.4.

         (c) This Agreement may be terminated at any time prior to the Closing by action of the owners of NVC, shown on Schedule 1A attached hereto, if OraLabs shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of OraLabs contained herein shall be inaccurate in any material respect. If this Agreement is terminated pursuant to this paragraph (c) of section 8.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that OraLabs shall bear its own costs incurred in connection with the negotiation, preparation, and execution of this Agreement, subject to Section 9.4.

         (d) This Agreement may be terminated by either party if the transactions shall not have been consummated by June 30, 2005, which date will be extended to July 31, 2005 if the Proxy Statement or Information Statement has not then been cleared by the SEC or if such Statement was not cleared by the SEC by June 30, 2005, in either of which events such date may be extended at the written election of either party for a period not to exceed sixty days, or which date may in any case be extended by mutual agreement of the parties in writing. Provided, however, that the right to terminate the Agreement under this paragraph will not be available to a party whose action or failure to act has contributed to the failure of the transactions to be consummated on or before such date and such action or failure to act constitutes a material breach of this Agreement.

         (e) This Agreement may be terminated by either party if within 30 days after mutual execution of this Agreement, such party gives written notice to the other that it is not satisfied, in its sole and absolute discretion, with the results of its due diligence investigation of the other party.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 BROKERS. OraLabs and NVC agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. OraLabs and NVC each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finders' fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         9.2 GOVERNING LAW. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the internal laws of the State of Colorado without giving effect to its choice of law rules. Except as stated at the end of this paragraph, any dispute, controversy or claim arising under or in any way related to this Agreement or the breach thereof shall only be submitted to and settled by binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration (or legal proceedings described at the end of this paragraph) will only be conducted in Denver, Colorado, which the parties agree is the exclusive venue for the proceedings. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrator may award reasonable attorneys fees to the prevailing party, or if the arbitrator believes that more than one party has prevailed in separate aspects of the arbitration, the arbitrator may award attorneys fees as it deems appropriate. Notwithstanding the foregoing, either party may institute litigation in connection with seeking to enforce rights under Section 9.5 below.

         9.3 NOTICES. Any notices or other communications required or permitted hereunder shall only be sufficiently given if in writing and hand delivered to it, sent by overnight delivery by a courier service of United States and international recognition (such as Federal Express, DHL or UPS) that provides international delivery, expenses prepaid, or by facsimile addressed as follows:


If to OraLabs, to:         OraLabs Holding Corp.
                           c/o Michael Friess, Authorized Director
                           5353 Manhattan Circle, Suite 101 Boulder, CO  80303
                           Telephone:  (303) 499-6000 x18
                           Facsimile:  (303) 499-6666
                           Email:  friessco@aol.com

With copies to:            Douglas B. Koff, Esq.
                           Koff, Corn & Berger, P.C.
                           303 E. 17th Street, Suite 940
                           Denver, Colorado 80203-1262
                           Telephone: 303.861.1166
                           Facsimile: 303.861.0601
                           Email: dkoff@wckblaw.com

If to NVC, or any one or more
Shareholder, to:  NVC Lighting Investment Holdings Limited
                           c/o Mr. Chang-Jiang Wu and Ms. Tracy Yun Hung Suite A-C, 20/F Neich Tower
                           128 Gloucester Road, Wan Chai
                           Hong Kong, The People's Republic of China
                           Telephone: 011.852.2517.6226
                           Facsimile: 011.852.2548.7788
                           Email: yunhung@hkaudit.com

With copies to:            Stephen A. Zrenda, Jr., Esq.
                           Stephen A. Zrenda, Jr., P.C.
                           100 N. Broadway Avenue, Suite 2440
                           Oklahoma City, OK 73102-8608
                           Telephone: 405.235.2111
                           Facsimile: 915.975.8003
                           Email: zrendaesq@aol.com

And
                           Tracy Wan
                           Belmont Capital Group Limited
                           Suite A-C, 20/F Neich Tower
                           128 Gloucester Road, Wan Chai
                           Hong Kong, The People's Republic of China
                           Telephone:  011.852.2517.6226
                           Facsimile:  011.852.2548.7788
                           Email:  yunhung@hkaudit.com
or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder. Each notice or other communication shall only be effective and deemed to have been received (i) if given by facsimile, one business day after such facsimile is transmitted to the facsimile number specified above, and confirmation of delivery by the sender's machine is given,
(ii) if given by hand delivery, the date of delivery as evidenced by a written receipt, or (iii) if given by a courier service, the third business day following the business day of deposit with such service, with shipping charges for the most expedited delivery prepaid or prearranged. As used herein, a "business day" means Mondays through Fridays, excluding days (at the location where the notice is to be delivered) that are national bank holidays. Notice to NVC shall be deemed to be notice to all Shareholders for all purposes.

         9.4 ATTORNEYS' FEES. In the event that any party institutes any arbitration proceeding or a litigation proceeding under Section 9.5 to interpret or enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         9.5 CONFIDENTIALITY. OraLabs on the one hand, and NVC and the Shareholders on the other hand, agree that for a period of five (5) years from and after the date of this Agreement (regardless of whether the transactions contemplated hereby are consummated), each will hold, and will cause its directors, officers, employees, affiliates, consultants and advisers (collectively, "Representatives") to hold, in confidence all documents and information furnished to it (the "Receiving Party") by or on behalf of the other party (the "Disclosing Party") either before or after such date, in connection with the transactions contemplated by this Agreement (the "Confidential Material"). Each party agrees that it will use the Confidential Material solely for the purpose of the transactions contemplated by this Agreement (including without limitation descriptions or attachments of Confidential Material in any press releases and public filings that OraLabs determines are necessary or advisable to comply with applicable securities laws or as required by law) and it will not use the Confidential Material in any way detrimental to the other party. In the event that either party is requested in any proceeding to disclose any Confidential Material, such party shall give the other party prompt notice of such request so that the other party may seek an appropriate protective order. If, in the absence of a protective order, a party is nonetheless compelled to disclose Confidential Material, such party may disclose such information without liability hereunder; provided, however, that such party will give the other party written notice of the information to be disclosed as far in advance of its disclosure as is practicable and, upon the request of and at the expense of such other party, such party will use commercially reasonable efforts to obtain assurances that confidential treatment will be accorded to such information. The term "Confidential Material" shall not include information that was or becomes generally available on a non-confidential basis provided that the source of such information was not bound by a confidentiality agreement. Without granting any right or license, the Disclosing Party agrees that the foregoing shall not apply to any information that the Receiving Party can document: (i) is (through no improper action or inaction by the Receiving Party or any affiliate, agent, consultant or employee) generally available to the public, or (ii) was in its possession or known by it prior to receipt from the Disclosing Party, or
(iii) was rightfully disclosed to it by a third party without restriction, provided the Receiving Party complies with any restrictions imposed by the third party, or (iv) was independently developed without use of any Confidential Material of the Disclosing Party by employees of the Receiving Party who have had no access to such information. The parties agree that because money damages may not be a sufficient remedy for any breach of the foregoing covenants and agreements, the Disclosing Party shall be entitled to specific performance and injunctive and other equitable relief as a remedy for any such breach of this Agreement in addition to all monetary remedies available at law or in equity.

         9.6 EXPENSES OF STOCK EXCHANGE. OraLabs and NVC agree that they will each bear their own costs and expenses in negotiating and closing the transactions contemplated by this Agreement, including but not limited to, attorneys' fees, except as otherwise expressly provided in this Agreement.

         9.7 SCHEDULES; KNOWLEDGE. Each party is presumed to have full knowledge of all information set forth in the other party's schedules (or substitutes therefor as expressly provided in this Agreement) delivered pursuant to this Agreement.

         9.8 THIRD PARTY BENEFICIARIES. This contract is solely between OraLabs, NVC and the Shareholders and, except as specifically provided, no director, officer, stockholder, member, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         9.9 ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties relating to the subject matter hereof, including this Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision. Captions appearing in this Agreement are for convenience only and shall not be deemed to explain, limit or amplify the provisions of this Agreement.

         9.10 SURVIVAL; TERMINATION. All representations, agreements, warranties and indemnities in this Agreement shall survive only for a period of one year following the Closing Date or termination of this Agreement (except that the provisions of Section 9.5 survive for a period of five years after the date of this Agreement), notwithstanding any investigation by or on behalf of any party, and will be null and void unless arbitration (or litigation under Section 9.5) is brought with respect thereto within one month after the expiration of survival. In addition, all other provisions of this Agreement which by their terms are to be performed after the Closing Date will survive for a period of one year following the Closing Date.

         9.11 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         9.12 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         9.13 ASSIGNABILITY. This Agreement shall not be assignable by either party without the prior written consent of the other party, which may be withheld in the other party's exercise of its sole discretion. This Agreement shall inure to the benefit of and be enforceable by the permitted successors and assigns of the parties.

         9.14 DRAFTS. The submittal of drafts and redrafts of this Agreement or of any other instrument(s) between the parties does not impose any legal obligation upon any party, which will arise only at such time as the parties choose in the exercise of their sole discretions to execute this Agreement.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

                                                     ORALABS HOLDING CORP.

ATTEST:                                     By: Michael I. Friess,
                                               -------------------------------
                                                Michael I. Friess,
                                                authorized director
By:___________________________
         Secretary
                                            NVC LIGHTING INVESTMENT
                                            HOLDINGS LIMITED

                                            By: Chang-Jiang Wu
                                               -------------------------------
                                                 Chang-Jiang Wu, President



NVC Shareholders:
                                            ----------------------------------
                                             Chang-Jiang Wu

                                            ----------------------------------
                                             Yong-Hong Wu

                                            ----------------------------------
                                             Du Gang

         The signature of the undersigned is to evidence its obligation to comply with the provisions of Sections 5.9(c) and 5.12 applicable to it:

                                            ORALABS, INC.,
                                            a Colorado corporation

                                            ----------------------------------
                                            Gary H. Schlatter, President

The signature of the undersigned is solely for the purpose of evidencing his obligation to comply with the provisions of Recital D and Section 1.1 applicable to him, and the undersigned makes no other representations, warranties or indemnities of any kind:

                                            GARY H. SCHLATTER, Individually

                                            ----------------------------------
                                            Gary H. Schlatter

                                  Schedule 1(a)

                                       to

                            STOCK EXCHANGE AGREEMENT

                             Dated February 23, 2005


         The following persons are the sole members and owners of the ordinary shares of NVC, which are all of the outstanding securities of NVC:

                  NAME                         PERCENT OF OWNERSHIP

         1. Chang-Jiang Wu                            33.34%

         2. Yong-Hong Hu                              33.33%

         3. Gang Du                                   33.33%

                                  Schedule 1(b)

                                       to

                            STOCK EXCHANGE AGREEMENT

                             Dated February 23, 2005

         The common shares of common stock of OraLabs to be issued under the terms of the Stock Exchange Agreement shall be issued as follows:

          NAME                                                 NUMBER OF SHARES

 1.       Chang-Jiang Wu
          Suites A-C, 20th Floor Neich Tower                   ________________
          128 Gloucester Road, Wanchai
          Hong Kong, The People's Republic of China

 2.       Yong-Hong Hu                                         ________________
          Suites A-C, 20th Floor Neich Tower
          128 Gloucester Road, Wanchai
          Hong Kong, The People's Republic of China

 3.       Gang Du                                              ________________
          Suites A-C, 20th Floor Neich Tower
          128 Gloucester Road, Wanchai
          Hong Kong, The People's Republic
          of China

 4.       Belmont Capital Group Limited                        ________________
          Suite A-C, 20/F Neich Tower
          128 Gloucester Road, Wanchai
          Hong Kong, The People's Republic of China

 5.       Tao Niu                                              ________________
          Suites A-C, 20th Floor Neich Tower
          128 Gloucester Road, Wanchai
          Hong Kong, The People's Republic
          of China

 6.       China Venture Partners                               ________________
          RR3 Box 3087
          East Stroudbury, PA 18301
          USA

                                   Schedule 2
                (OraLabs Options and Commitments per Section 4.6)

         Options under the incentive stock option plan for employees and under the Non-Employee Directors' Option Plan as described in OraLabs' Form 10-KSB/A for the fiscal year ended December 31, 2003.

                                   Schedule 3
             (Proposed 2005 Stock Option, SAR and Stock Bonus Plan)

                              ORALABS HOLDING INC.
                   2005 STOCK OPTION, SAR AND STOCK BONUS PLAN



                                    ARTICLE 1

                               GENERAL PROVISIONS

1.1 PURPOSE. The purpose of the OraLabs Holding Inc. 2005 Stock Option, SAR and Stock Bonus Plan (the "Plan") shall be to attract, retain and motivate directors, officers, employees and independent consultants (the "Participants") of OraLabs, Inc. (the "Company") and its subsidiaries, if any, by way of granting (i) non-qualified stock options ("Stock Options"), (ii) non-qualified stock options with stock appreciation rights attached ("Stock Option SARs"),
(iii) incentive stock options ("ISO Options"), (iv) ISO Options with stock appreciation rights attached ("ISO Option SARs"), and (v) stock bonuses. For the purpose of this Plan, Stock Option SARs and ISO Option SARs are sometimes collectively herein called "SARs;" and Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under the Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and the Stock Options to be granted are intended to be "non-qualified stock options" as described in Sections 83 and 421 of the Code. Furthermore, under the Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e) and
(f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

1.2 GENERAL. The terms and provisions of this Article I shall be applicable to Stock Options, SARs and ISO Options unless the context herein clearly indicates to the contrary.

1.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Stock Plan Committee (the "Committee") appointed by the Board of Directors (the "Board") of the Company and consisting of at least two (2) members from the Board. The initial members of the Stock Option Committee shall be _______________________________ and _________________________. The member(s) of the Committee shall serve at the pleasure of the Board. The Committee shall have the power where consistent with the general purpose and intent of the Plan to
(i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in the Plan, the Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

1.4 SHARES SUBJECT TO THE PLAN. Shares of stock ("Stock") covered by Stock Options, SARs, ISO Options and stock bonuses shall consist of 2,000,000 shares of the Common Stock, $.001 par value, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any Option for shares of Stock, granted to a Participant lapses, or is otherwise terminated, the Committee may grant Stock Options, SARs, ISO Options and stock bonuses for such shares of Stock to other Participants. However, neither Stock Options, SARs nor ISO Options shall be granted again for shares of Stock which have been subject to SARs which are surrendered in exchange for cash or shares of Stock issued pursuant to the exercise of SARs as provided in Article II hereof.

1.5 PARTICIPATION IN THE PLAN. The Committee shall determine from time to time those Participants who are to be granted Stock Options, SARs, ISO Options and stock bonuses and the number of shares of Stock covered thereby. Directors who are not employees of the Company or of a subsidiary shall not be eligible to participate in the in ISO Options or ISO in Option SARs. During any period that the Committee is comprised of less than three Directors each of whom is a Disinterested Director, the maximum number of shares of Stock for which employee-Directors may be granted options in any calendar year shall not exceed 10 percent (10%) of the aggregate number of shares of Stock with respect to which Options may be granted under the Plan.

1.6 DETERMINATION OF FAIR MARKET VALUE. As used in the Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Stock on such system or,
(v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

1.7 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number of shares of Stock under Stock Options and ISO Options granted under the Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be approximately adjusted by the Committee to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company except that a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or the resulting corporation, shall cause the Plan and any Stock Option, SAR or ISO Option granted thereunder, to terminate upon the effective date of such dissolution, liquidation, merger or consolidation. Provided, that for the purposes of this Section 1.7, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event will not cause a termination. Appropriate adjustment may also be made by the Committee in the terms of a SAR to reflect any of the foregoing changes.

1.8 AMENDMENT AND TERMINATION OF THE PLAN. The Plan shall terminate at midnight, February____, 2008, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the shareholders, increase the aggregate number of shares of Stock which may be purchased under Stock Options, SARs or ISO Options or stock bonuses granted under the Plan; withdraw the administration of the Plan from the Committee; amend or alter the Option Price or ISO Price, as applicable; change the manner of computing the spread upon the exercise of a SAR or amend the Plan in any manner which would impair the applicability of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to the Plan. Except as provided in this Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option, SAR or ISO Option theretofore granted under the Plan without the consent of the affected Participant.

1.9 EFFECTIVE DATE. The Plan shall be effective February ____, 2005, subject to approval by the holders of a majority of the Common Stock of the Company entitled to vote at a meeting called for such purpose. The Plan will terminate at midnight on February ____, 2008.

1.10 SECURITIES LAW REQUIREMENTS. The Company shall have no obligation or liability to issue any Stock hereunder unless the issuance of such shares would comply with any applicable federal or state securities laws or any other applicable law or regulations thereunder, including but not limited to the effectiveness of a Form S-8 registration statement filed with the U.S. Securities Exchange Commission.

1.11 SEPARATE CERTIFICATES. Separate certificates representing the Common Stock of the Company to be delivered to a Participant upon the exercise of any Stock Option, SAR, or ISO Option will be issued to such Participant.

1.12 PAYMENT FOR STOCK; RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT.

         (A) PAYMENT FOR STOCK. Payment for shares of Stock purchased under this Plan shall be made in full and in cash or check made payable to the Company. Provided, payment for shares of Stock purchased under this Plan may also be made in Common Stock of the Company or a combination of cash and Common Stock of the Company in the event that the purchase of shares is pursuant to the exercise of rights under an SAR attached to the Option and which is exercisable on the date of exercise of the Option. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of a Stock Option or an ISO Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan.

         (B) In the alternative, the Committee is authorized to agree to accept an assignment of the proceeds from the sale of the Common Stock to be issued to a Participant for the payment of the option price, if daily executed by a Participant so notarized in sub form deemed necessary and appropriate by The Company in its sole description and acknowledged by the broker-dealer retained by the Participant for a resale of The Common Stock of The Company.
         (C) RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT. Furthermore, a Participant may exercise an Option without payment of the Option Price or ISO Price in the event that the exercise is pursuant to rights under an SAR attached to the Option and which is exercisable on the date of exercise of the Option. In the event an Option with an SAR attached is exercised without payment of the Option Price or ISO Price, the Participant shall be entitled to receive either
(i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.

1.13 INCURRENCE OF DISABILITY AND RETIREMENT. A Participant shall be deemed to have terminated employment or consulting and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which, in the judgment of the Committee, totally and permanently prevents a Participant from engaging in any substantial gainful employment or consulting with the Company or a subsidiary. A Participant shall be deemed to have terminated employment as an employee or a consultant due to retirement ("Retirement") if such Participant ceases to be an employee or a consultant of the Company or its subsidiary, without cause, after attaining the age of 65.

1.14 STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY. Since the Committee is authorized to grant Stock Options, SARs and ISO Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of a Stock Option or SARs shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option or SARs.

1.15 GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT. Each Stock Option, ISO Option and/or SAR granted under this Plan shall be evidenced by the minutes of a meeting of the Committee or by the written consent of the Committee and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Committee may determine, which terms, restrictions and conditions may or may not be the same in each case.

1.16 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

1.17 NON-TRANSFERABILITY OF OPTIONS. Except as otherwise herein provided, any Option or SAR granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by him or her. More particularly (but without limiting the generality of the foregoing), the Option and/or SAR may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option and/or SAR contrary to the provisions hereof shall be null and void and without effect.

1.18 ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT. No transfer of an Option and/or SAR by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option and/or SAR of the terms and conditions of such Option and/or SAR.

1.19 CHANGES IN EMPLOYMENT. So long as the Participant shall continue to be an employee or consultant of the Company or any one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ as an employee or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment or consulting arrangement at any time.

1.20 SHAREHOLDER RIGHTS. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

1.21 RIGHT TO EXERCISE UPON COMPANY CEASING TO EXIST. Where dissolution or liquidation of the Company or any merger consolidation or combination in which the Company is not the surviving corporation occurs, the Participant shall have the right immediately prior to such dissolution, liquidation, merger, consolidation or combination, as the case may be, to exercise, in whole or in part, his then remaining Options whether or not then exercisable, but limited to that number of shares that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his then remaining Options as provided in this Section 1.21, and to the extent such Options are not timely exercised as provided in this Section 1.21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Options thereafter become exercisable. Provided further, that for the purposes of this
Section 1.21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Options granted hereunder.

1.22 ASSUMPTION OF OUTSTANDING OPTIONS AND SARS. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization or liquidation transaction shall assume Options and SARs outstanding under the Plan or issue new Options and/or SARs in place of outstanding Options and/or SARs under the Plan.

                                   ARTICLE II

                       TERMS OF STOCK OPTIONS AND EXERCISE

2.1      GENERAL TERMS.

         (A) GRANT AND TERMS FOR STOCK OPTIONS. Stock Options shall be granted by the Committee on the following terms and conditions: No Stock Option shall be exercisable within three months from the date of grant (except as specifically provided in Subsection 2.l(c) hereof, with regard to the death or Disability of a Participant), nor more than five years after the date of grant. Subject to such limitation, the Committee shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Stock Options granted shall not be transferable except by will or by the laws of descent and distribution, Stock Options shall be exercisable only by the Participant while actively employed as an employee or a consultant by the Company or a subsidiary, except that (i) any such Stock Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the Option Period of such Stock Option), (ii) if a Participant terminates his employment as an employee or a consultant with the Company or a subsidiary on account of Retirement, such Participant may exercise any Stock Option which is otherwise exercisable at any time within three months of such date of termination and (iii) if a Participant terminates his employment as an employee or a consultant with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any Stock Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12-month period following the date of such Participant's Retirement or termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any Stock Options granted to such deceased Participant shall be governed in accordance with Subsection 2.1(a)(i) of this
Article II.

         (B) OPTION PRICE. The option price ("Option Price") for shares of Stock subject to a Stock Option shall be determined by the Committee, but in no event shall the Option Price of an ISO be less than 100% of the "fair market value" of the Stock on the date of grant and in no event shall the Option Price of Stock Options be less than 85% of the "fair market value" of the Stock on the date of grant.

         (C) ACCELERATION OF OTHERWISE UNEXERCISABLE STOCK OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment as an employee or a consultant due to Retirement, (ii) a Participant who terminates employment as an employee or a consultant due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee or a consultant upon the occurrence of special circumstances (as determined by the Committee) to exercise and purchase (within three months of such date of termination of employment or consulting arrangement, or 12 months in the case of a deceased or disabled Participant; all or any part of the shares subject to Stock Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not accrued on such date. Provided, such discretionary authority of the Committee shall not be exercised with respect to any Stock Option (or portion thereof) if the applicable six-month waiting period for exercise had not expired except in the event of the death or disability of the Participant when the personal representative of the deceased Participant or the disabled Participant may, with the consent of the Committee, exercise such Stock Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

         (D) NUMBER OF STOCK OPTIONS GRANTED. Participants may be granted more than one Stock Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan.

         (E) NOTICE OF EXERCISE OF STOCK OPTION. Upon exercise of a stock option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Committee, at the Company's main office in Spain. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

                                   ARTICLE III

                                      SARS

3.1      GENERAL TERMS.

         (A) GRANT AND TERMS OF SARS. The Committee, when comprised of three or more Directors all of whom are Disinterested Directors, may grant SARs to Participants in connection with Stock Options or ISO Options granted under the Plan. SARs shall not be exercisable (i) at such time that the Committee is comprised of less than three Disinterested Directors or is not comprised solely of Disinterested Directors, (ii) earlier than six months from the date of grant except as specifically provided in Subsection 3.l(b) hereof in the case of the death or Disability of a Participant, and (iii) shall terminate at such time as the Committee determines and shall be exercised only upon surrender of the related Stock Option or ISO Option and only to the extent that the related Stock Option or ISO Option (or the portion thereof as to which the SAR is exercisable) is exercised. SARs may be exercised only by the Participant while actively employed as an employee or a consultant by the Company or a subsidiary except that (i) any SARs previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Committee, by the personal representative of a deceased Participant, even if such death should occur within six months of the date of grant (but not beyond the expiration date of such SAR), and (ii) if a Participant terminates his employment as an employee or a consultant with the Company or a subsidiary, as the case may be, on account of Retirement or incurring a Disability, such Participant may exercise any SARs which are otherwise exercisable, with the approval of the Committee, anytime within three months of the date of the termination by Retirement or within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the date of such Participant's Retirement or during the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any SARs granted to such deceased Participant shall be governed in accordance with (i) of the second sentence of this Subsection 3.l(a) of this Article III. The applicable SAR shall (i) terminate upon the termination of the underlying Stock Option or ISO Option, as the case may be, (ii) only be transferable at the same time and under the same conditions as the underlying Stock Option or ISO Option is transferable, (iii) only be exercised when the underlying Stock Option or ISO Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price or ISO Price, as applicable and the "fair market value" of the Stock for which the SAR is exercised.

         (B) ACCELERATION OF OTHERWISE UNEXERCISABLE SARS ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment as an employee or a consultant with the Company or a subsidiary due to Retirement,
(ii) a Participant who terminates employment as an employee or a consultant with the Company or a subsidiary due to a Disability, (iii) the personal representative of such deceased Participant, or (iv) any other Participant who terminates employment as an employee or a consultant with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Committee) to exercise (within three months of such date of termination of such employment or 12 months in the case of a disabled or deceased Participant) all or any part of any such SARs previously granted to such Participant as of the date of such Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any with respect to such SARs, had not accrued on such date. Provided, such discretionary authority of the Committee may not be exercised with respect to any SAR (or portion thereof if the applicable six-month waiting period for exercise had not expired as of such date, except (i) in the event of the Disability of the Participant or (ii) the death of the Participant, when such disabled Participant or the personal representative of such deceased Participant may, with the consent of the Committee, exercise such SARs notwithstanding the fact that the applicable six-month waiting period had not yet expired.

         (C) FORM OF PAYMENT OF SARS. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Committee has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the "fair market value" of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price or ISO Price, as applicable, under the related Stock Option or ISO Option, as the case may be. All applicable federal and state withholding taxes will be paid by the Participant to the Company upon the exercise of a SAR since the excess amount described above will be required to be included within taxable income in accordance with Sections 61 and 83 of the Code.

         (D) DISINTERESTED DIRECTORS. As used in this Article III, "Disinterested Directors" shall have the same meaning as the term "disinterested person" set forth in Rule 16b-3(d) under the Securities Exchange Act of 1934, as amended, and shall mean a Director who is not at the time he exercises discretion in administering the Plan eligible, and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates; provided, however, that in the event that the definition of "disinterested person" contained in Rule 16b-3 is amended, the term "Disinterested Person" as it is defined herein shall automatically be deemed amended so as to the have the same meaning as the amended term "disinterested person" under Rule 16b-3.

                                   ARTICLE IV

                             GRANTING OF ISO OPTIONS

4.1 GENERAL. With respect to ISO Options granted on or after the effective date of the Plan the following provisions in this Article IV shall apply to the exclusion of any inconsistent provision in any other Article in this Plan since the ISO Options to be granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

4.2 GRANT AND TERMS OF ISO OPTIONS. ISO Options may be granted only to employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any management employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price is at least 110% of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

         (A) ISO OPTION PRICE. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Committee, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

         (B) ANNUAL ISO OPTION LIMITATION. The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during in any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company and its subsidiary corporations) shall not exceed $100,000.

         (C) TERMS OF ISO OPTIONS. ISO Options shall be granted on the following terms and conditions: No ISO Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 4.2(d) hereof with regard to the Disability or death of a Participant), nor more than 10 years after the date of grant. The Committee shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised. ISO Options granted shall not be transferable except by will or by the laws of descent and distribution. ISO Options shall be exercisable only by the Participant while actively employed by the Company or a subsidiary, except that
(i) any such ISO Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the expiration date of such ISO Option), (ii) if a Participant terminates his employment as an employee with the Company or a subsidiary on account of Retirement, such Participant may exercise any ISO Option which is otherwise exercisable at any time within three months of such date of termination and (iii) if a Participant terminates his employment with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any ISO Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12 month period following the date of such Participant's Retirement or Disability, then in such event, the rights of the personal representative of such deceased Participant as such relate to any ISO Options granted to such deceased Participant shall be governed in accordance with Subsection 4.1(c) of this Article IV.

         (D) ACCELERATION OF OTHERWISE UNEXERCISABLE ISO OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment as an employee with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates employment as an employee with the Company or a subsidiary due to a Disability, (iii) the personal representative of a deceased Participant, or
(iv) any other Participant who terminates employment as an employee with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Committee) to exercise and purchase (within three months of such date of termination of employment as an employee or 12 months in the case of a disabled or deceased Participant) all or any part of the shares of Stock subject to ISO Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date. Provided, such discretionary authority of the Committee may not be exercised with respect to any ISO Option (or portion thereof if the applicable six-month waiting period for exercise had not expired as of such date except in the event of the Disability of the Participant or death of the Participant, when the disabled Participant or the personal representative of such deceased Participant, may, with the consent of the Committee, exercise such ISO Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

         (E) NUMBER OF ISO OPTIONS GRANTED. Subject to the applicable limitations contained in the Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

         (F) NOTICE TO EXERCISE ISO OPTION. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Committee, at the Company's principal executive offices.

                                    ARTICLE V

                            OPTIONS NOT QUALIFYING AS
                             INCENTIVE STOCK OPTIONS

5.1 NON-QUALIFYING OPTIONS. With respect to all or any portion of any option granted under the Plan not qualifying as an "incentive stock option" under
Section 422 of the Code, such option shall be considered as a Stock Option granted under this Plan for all purposes.

                                  OraLabs, Inc.

                                  By:______________________________________
                                           _____________________, President

                                  Date Plan adopted and
                                  approved by the Board of
                                  Directors: February ___,
                                  2005.

                                  Date Plan adopted and
approved by the Stockholders:
                                  February ____, 2005.

                                   Schedule 4
                   (Letters of Representation per Section 5.4)

                                    EXHIBIT 1
                       (form of indemnification agreement)

                            INDEMNIFICATION AGREEMENT

         This Agreement is made and entered into this ___ day of February, 2005, by and between NVC Lighting Investment Holdings Limited ("NVC") and OraLabs, Inc. (the "Company"), a wholly-owned subsidiary of OraLabs Holding Corp. ("OraLabs").

         WHEREAS, NVC and OraLabs have entered into a Stock Exchange Agreement dated February ____, 2005, in which all of the issued and outstanding stock of NVC was acquired by OraLabs in exchange for 90% to 94% of the total issued and outstanding shares of Common Stock of OraLabs on a fully diluted basis (the "Exchange Agreement").

         WHEREAS, Section 5.9(c) and Section 5.12 of the Exchange Agreement provide for the indemnification of OraLabs by the Company after the closing of the Exchange Agreement.

         NOW, THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

         1. The Company hereby agrees to indemnify OraLabs from any liabilities of any kind or nature, direct or indirect, known or unknown, contingent or otherwise, that exist immediately prior to the closing of the Exchange Agreement or that may be asserted after the closing date of the Exchange Agreement regarding any claim or liability arising from the operations of OraLabs or its subsidiaries or any other matter arising prior to the closing date of the Exchange Agreement, including attorneys' fees and costs in defending any such actions.

         2. The Company further agrees to indemnify OraLabs consistent with the terms of Section 5.12 of the Exchange Agreement regarding payments to the holders of dissenters' shares, such terms being hereby incorporated herein by reference.

         3. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

If to the Company:                  OraLabs, Inc.
                                    c/o Mr. Gary H. Schlatter, President
                                    18685 East Plaza Drive
                                    Parker, Colorado 80134
                                    Telephone: 303.783.9499
                                    Facsimile: 303.499.6666

With copies to:            Charles H. Jacobs
                                    Lohf Shaiman Jacobs Hyman & Feiger PC
                                    900 Cherry Tower
                                    950 S Cherry Street
                                    Denver, CO  80246-2666
                                    Telephone: 303.753.9000
                                    Facsimile: 303.753.9997
                                    e-mail: cjacobs@lohfshaiman.com

If to OraLabs or NVC:      NVC Lighting Investment Holdings Limited
                                    c/o Mr. Chang-Jiang Wu and
                                    Ms. Tracy Yun Hung
                                    Suite A-C, 20/F Neich Tower
                                    128 Gloucester Road, Wan Chai
                                    Hong Kong, The People's Republic of China
                                    Telephone: 011.852.2517.6226
                                    Facsimile: 011.852.2548.7788
                                    Email: yunhung@hkaudit.com

With copies to:            Stephen A. Zrenda, Jr., Esq.
                                    Stephen A. Zrenda, Jr., P.C.
                                    100 N. Broadway Avenue, Suite 2440
                                    Oklahoma City, OK 73102-8608
                                    Telephone: 405.235.2111
                                    Facsimile: 915.975.8003
                                    Email: ZRENDAESQ@AOL.COM
                                           -----------------

and                                 Belmont Capital Group Limited
                                    Tracy Yun Hung
                                    Suite A-C, 20th Floor Neich Tower
                                    128 Gloucester Road, Wanchai
                                    Hong Kong, The Peoples Republic of China
                                    Telephone: 011.852.2517.6226
                                    Facsimile: 011.852.2548.7788

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder. Each notice or other communication shall only be effective and deemed to have been received (i) if given by facsimile, one business day after such facsimile is transmitted to the facsimile number specified above, and confirmation of delivery by the sender's machine is given,
(ii) if given by hand delivery, the date of delivery as evidenced by a written receipt, or (iii) if given by a courier service, the third business day following the business day of deposit with such service, with shipping charges for the most expedited delivery prepaid or prearranged. As used herein, a "business day" means Mondays through Fridays, excluding days (at the location where the notice is to be delivered) that are national bank holidays.

         4. The parties agree that facsimile copies of this Agreement and any signature thereon shall be as legally binding and enforceable as the original or copy original of this Agreement or any signatures thereof.

         5. The parties agree that this Agreement shall be construed in accordance with the laws of the State of Colorado and that exclusive jurisdiction and venue for any controversy, claim or suit arising out of or connected with this Agreement shall be in the courts located in Denver, Colorado.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NVC:                                 NVC Lighting Investment Holdings Limited


                                     By:_______________________________
                                              President

The Company:                         OraLabs, Inc.


                                     By:_______________________________
                                              President

                               FIRST AMENDMENT TO
                            STOCK EXCHANGE AGREEMENT
                          DATED AS OF FEBRUARY 23, 2005

         This First Amendment ("Amendment") is dated for referenced purposes only June 20, 2005, and is by and between ORALABS HOLDING CORP., a Colorado corporation ("OraLabs"), NVC LIGHTING INVESTMENT HOLDINGS LIMITED ("NVC"), and Messrs. Chang-Jiang Wu, Yong-Hong Hu and Gang Du (the "Shareholders").

         WHEREAS, the parties entered into a Stock Exchange Agreement dated as of February 23, 2005, as amended by a Letter Agreement dated March 21, 2005 (collectively, the "Original Agreement"); and

         WHEREAS, the parties wish to amend the Original Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

         1. Except as modified by this Amendment, all provisions of the Original Agreement remain in effect. Capitalized terms used in this Amendment that are not otherwise defined herein, have the same meanings as set forth in the Original Agreement. In the event of a conflict between any provision of this Amendment and any provision of the Original Agreement, the provision of this Amendment will prevail.

         2. NVC has delivered to OraLabs its Consolidated Financial Statements as of December 31, 2004 ("Financial Statements"), including the Report of Independent Registered Public Accounting Firm. The Consolidated Statement of Operations included in the Financial Statements shows Net Income for the year ended December 31, 2004, in the amount of $7,105,027.00.

         3. The parties acknowledge that under Section 1.1 of the Original Agreement, the percentage of shares of OraLabs to be issued to the Shareholders at Closing is 94 percent to the extent that there is more than $7,000,000 of net after tax profits on a consolidated basis for the fiscal year ended December 31, 2004. Accordingly, the parties agree that, unless there is subsequently any restatement of or other revision or adjustment to the Financial Statements that reduces to below $7,000,000.00 the amount of consolidated net after tax profits for the fiscal year ended December 31, 2004, then the number of shares to be issued to the Shareholders will equal 94 percent of the fully diluted, total issued and outstanding shares of common stock of OraLabs upon completion of the Closing. The fully diluted, total issued and outstanding shares of common stock of OraLabs will include the shares currently outstanding plus shares to be issued at or before Closing as provided in the Original Agreement or otherwise.

         4. As a result of delays in delivery of the audited NVC Financial Statements and OraLabs has yet not delivered a fairness opinion from an appropriate source that the terms of this Agreement and the transactions contemplated hereby are fair to the shareholders of OraLabs from a financial standpoint, the parties wish to confirm certain time periods in the Original Agreement to reflect existing circumstances. Accordingly, the following provisions of the Original Agreement are modified:

         o The first sentence of Section 8.1(d) will read as follows: "This Agreement may be terminated by either party if the transaction shall not have been consummated or cleared by the SEC on or before September 30, 2005, which date may be extended for a period not to exceed 45 days if the Proxy Statement or Information Statement shall has been cleared by the SEC on or before September 30, 2005, and which date may only be extended by mutual agreement of the parties in writing."

         o The final sentence of Section 1.3 will read as follows:
"Notwithstanding the foregoing, if this Agreement does not close by September 30, 2005, either party may terminate this Agreement unless that date is extended under Section 8.1(d)."

         o The NVC financial statements for the first quarter of 2005, which were required to be delivered by April 30, 2005 in accordance with the provisions of Section 2.3(c), must be delivered by June 30, 2005.

         o Under the Letter Agreement, OraLabs was given ten business days after receipt of all requested due diligence information within which to advise NVC of its satisfaction or dissatisfaction with the results of its due diligence investigation, and the right to terminate the Agreement if it is not satisfied with such results. Additional due diligence information was delivered to OraLabs on May 5, 2005, after the April 11, 2005 deadline in the Letter Agreement. OraLabs has advised NVC that it will be presenting follow-up questions with respect to the supplied due diligence materials. Accordingly, the parties agree that OraLabs will continue to have ten business days after it receives the responses to its follow-up due diligence requests within which to advise NVC of its satisfaction or dissatisfaction with the results of the due diligence information, and the right to terminate the Agreement if it is dissatisfied.

         5. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Facsimile and electronic signatures shall be accepted as originals.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


ORALABS HOLDING CORP.                          NVC LIGHTING INVESTMENT HOLDINGS,
                                               LIMITED

By: /s/ Michael L. Friess                      By: /s/ Chang-Jiang Wu
    ---------------------                          -----------------------
    Michael L. Friess, Authorized Director         Chang-Jiang Wu, President

                                                   /s/ Chang-Jiang Wu
                                                   ----------------------
                                                   Chang-Jiang Wu, Shareholder

                                                   /s/ Yong-Hong Hu
                                                   -----------------------
                                                   Yong-Hong Hu, Shareholder

                                                   /s/ Chung Du
                                                   -----------------------
                                                   Chung Du, Shareholder

                                     ANNEX 2

                             (Opinion of Capitalink)

                               [GRAPHIC OMITTED]


August 10, 2005


Independent Committee of the Board of Directors
OraLabs Holding Corp.
18685 East Plaza Drive
Parker, CO 80134


Gentlemen:

Pursuant to the Stock Exchange Agreement ("Exchange Agreement"), dated as of February 23, 2005 and amended as of June 20, 2005, by and among OraLabs Holding Corp. ("OraLabs" or the "Company"), NVC Lighting Investment Holdings Limited ("NVC"), and Mr. Chang-Jiang Wu, Mr. Yong-Hong Hu, and Mr. Gang Du (collectively referred to as the "NVC Shareholders"), the following transactions are contemplated: (i) the issuance by OraLabs of shares representing approximately 94% of the fully diluted outstanding common stock of OraLabs (after giving effect to the redemption and stock issuances described in (ii) and (iii) below) in exchange for the transfer to OraLabs of all of the ownership interests in NVC, which is held by the NVC Shareholders; (ii) the redemption of all of the common stock of OraLabs held by its President, Gary H. Schlatter, individually, in exchange for the transfer to Mr. Schlatter of all of the common stock held by OraLabs in its wholly-owned subsidiary, OraLabs, Inc.; and (iii) the adoption of the 2005 Director Stock Plan and the issuance under that Plan to each of the three non-employee directors of 100,000 shares of common stock (the items set forth in (i), (ii) and (iii) above are hereinafter, the "Transaction"). We have been retained by the Independent Committee of the Board of Directors to render an opinion as to whether, on the date of such opinion, the Transaction is fair, from a financial point of view, to the Company's nonaffiliated shareholders.

We were not asked to consider, and our opinion does not address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company. We were not engaged to seek alternatives to the Transaction that might exist for the Company.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

     o    Reviewed the Exchange Agreement.

     o Reviewed publicly available financial information and other data with respect to OraLabs, including the Annual Report on Form 10-KSB for the year ended December 31, 2004, the Quarterly Report on Form 10-QSB for the three months ended March 31, 2005, the Current Reports on Form 8-K filed December 28, 2004, February 23, 2005 and June 20, 2005.

Independent Committee of the Board of Directors
OraLabs Holding Corp.
August 10, 2005
Page 2

     o Reviewed financial information and other data with respect to NVC, including the audited financial report for the three years ended December 31, 2004, and management-prepared financial statements for the three months ended March 31, 2005.
     o Reviewed the Transaction's pro forma impact on the Company's nonaffiliated shareholders' ownership interest in OraLabs.
     o Considered the historical financial results and present financial condition of OraLabs and NVC.
     o Reviewed certain publicly available information concerning the trading of, and the market for, the common stock of OraLabs, the Comparable Companies (as hereinafter defined), and a general market index.
     o Reviewed and compared the OraLabs nonaffiliated shareholders' (i) aggregate pre-announcement market value, and (ii) aggregate indicated value on a pre-Transaction basis to the nonaffiliated shareholders' aggregate indicated value on a Post-Transaction basis.
     o Reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to OraLabs and NVC.
     o Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to those of OraLabs and NVC.
     o Reviewed and analyzed the control premiums paid in certain other transactions.
     o Reviewed and discussed with representatives of OraLabs and NVC certain financial and operating information furnished by them, including financial analyses with respect to their respective business and operations.
     o Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and we further relied upon the assurances of management of the Company and NVC that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analyses and form an opinion. We have not made a physical inspection of the properties and facilities of the Company or NVC and have not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of the Company and NVC. We have not attempted to confirm if the Company and NVC have good title to its respective assets.

We assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. In addition, we assumed that the Transaction will comply with all applicable non-U.S. laws, regulations and statutes. Further, based upon discussions with Company management, it is assumed that the Transaction will not be a taxable event to the Company's shareholders. We further assumed that the Transaction will be consummated substantially in accordance with the terms set forth in the Agreement, without any further amendments thereto, and without waiver by the Company of any of the conditions to any obligations or in the alternative that any such amendments, revisions or waivers thereto will not be detrimental to the Company or the Company's nonaffiliated shareholders.

Independent Committee of the Board of Directors
OraLabs Holding Corp.
August 10, 2005
Page 3

Our opinion is necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of August 10, 2005. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Independent Committee of the Board of Directors in connection with its consideration of the Transaction and is not intended to be and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction. Further, we do not express any opinion as to the underlying valuation or future performance of the Company or NVC or the price at which either the Company's or NVC's common stock would trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Transaction is fair, from a financial point of view, to the Company's nonaffiliated shareholders.

In connection with our services, we have previously received a retainer and will receive the balance of our fee upon the rendering of this opinion. Neither Capitalink nor its principals beneficially own any interest in the Company or NVC. Capitalink has not provided any services to the Company within the past two years. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

Our opinion is for the use and benefit of the Independent Committee of the Board of Directors and is rendered in connection with its consideration of the Transaction and may not be used by the Company for any other purpose or reproduced, disseminated, quoted or referred to by the Company at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with the Company may be included in filings made by the Company with the Securities and Exchange Commission if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to shareholders if required by the Securities and Exchange Commission rules.


Very truly yours,

/s/ Capitalink, L.C.

 Capitalink, L.C.

                                     ANNEX 3

             (Colorado Statutes re: Dissenters' Rights of Appraisal)

Article 113. Dissenters' Rights

ss. 7-113-101. Definitions
--------------------------

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.


ss. 7-113-102. Right to dissent
-------------------------------

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, [FN1] or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.


(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


ss. 7-113-103. Dissent by nominees and beneficial owners
--------------------------------------------------------

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113- 203.


ss. 7-113-201. Notice of dissenters' rights
-------------------------------------------

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107- 104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

ss. 7-113-202. Notice of intent to demand payment
-------------------------------------------------

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


ss. 7-113-203. Dissenters' notice
---------------------------------

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

ss. 7-113-204. Procedure to demand payment
------------------------------------------

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.


ss. 7-113-205. Uncertificated shares
------------------------------------

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


ss. 7-113-206. Payment
----------------------

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7- 113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.


ss. 7-113-207. Failure to take action
-------------------------------------

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.


ss. 7-113-208. Special provisions relating to shares acquired after announcement
--------------------------------------------------------------------------------
of proposed corporate action
----------------------------

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).


ss. 7-113-209. Procedure if dissenter is dissatisfied with payment or offer
---------------------------------------------------------------------------

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.


ss. 7-113-301. Court action
---------------------------

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

ss. 7-113-302. Court costs and counsel fees
-------------------------------------------

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113- 209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                     ANNEX 4

                           (2005 Director Stock Plan)

                              ORALABS HOLDING CORP.
                            2005 DIRECTOR STOCK PLAN
                ADOPTED BY THE BOARD OF DIRECTORS AUGUST 1, 2005


1.       PURPOSE.

         (a) The purpose of the 2005 Director Stock Plan (the "Plan") is to provide a means by which each director of OraLabs Holding Corp. (the "Company") may be given bonus compensation in the form of stock of the Company.

         (b) The Company, by means of the Plan, seeks to secure and retain the services of persons capable of serving as directors of the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan. Unless otherwise provided in the Plan, the Board shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.

3. SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 8 relating to adjustments upon changes in stock, the stock that may be granted under the Plan shall not exceed in the aggregate Five Hundred Thousand (500,000) shares of the Company's common stock.

         (b) The stock subject to the Plan may be any shares that may be available for issuance by the Company.

4.       ELIGIBILITY.

         Shares may be issued to any person serving in the capacity of a director of the Company and may be authorized by the Board for issuance on any subsequent date.

5.       GRANTS.

         The Board may grant awards of shares of common stock from time to time as it considers to be warranted or otherwise justified for the purpose of compensating directors for services provided to the Company. The Board may impose restrictions upon the transferability of the shares as it deems advisable or may issue shares without any restrictions upon transferability.

6. COVENANTS OF THE COMPANY.

         The Company may seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required, if any, to issue and sell shares of stock as may be permitted under the terms of this Plan.

7.       MISCELLANEOUS.

         (a) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Director any right to continue in the service of the Company in any capacity or shall affect any right of the Company, its Board or stockholders to remove any Director pursuant to the Company's Bylaws and the provisions of the Colorado Business Corporation Act.

         (b) In connection with stock issued pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Director that such Director make arrangements satisfactory to the Company to insure that the amount of any federal, state or local withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax. The withholding tax obligation may be satisfied by payment of the amount in cash or by such other method permitted by law.

8. ADJUSTMENTS UPON CHANGES IN STOCK.

         Subject to any required action by the stockholders of the Company, the number of shares of common stock that have been authorized for issuance under the Plan but which have not then been issued shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

9. AMENDMENT OF THE PLAN.

         The Board may at any time amend, alter, suspend or discontinue the Plan. However, to the extent that shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange, such amendment shall not be effective until shareholder approval is obtained. The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval.

10. TERMINATION OR SUSPENSION OF THE PLAN.

         The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2010.

                              ORALABS HOLDING CORP.
                              18685 E. PLAZA DRIVE
                             PARKER, COLORADO 80134

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORALABS HOLDING CORP.

         The undersigned stockholder of OraLabs Holding Corp., a Colorado corporation, (the "Company" or "OraLabs"), hereby appoints Michael I. Friess and Allen R. Goldstone, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent, and to vote as designated in this Proxy, all of the shares of common stock of the Company held of record by the undersigned on ______________, 2005, at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 18685 E. Plaza Drive, Parker, Colorado 80134, at 10:00 a.m., Mountain Time on ______________, 2005, and at all adjournments or postponements thereof upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated ______________, 2005, copies of which have been received by the undersigned, hereby revoking any Proxy heretofore given.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT AND AS LISTED BELOW IN THIS PROXY.

         The Board of Directors of the Company recommends a vote "FOR" all of the matters that are being considered at the meeting.

1. PROPOSAL ONE: Approval of the Stock Exchange Agreement and the transactions by which (a) OraLabs will issue shares to the NVC shareholders in exchange for all of the ownership interest in NVC Lighting Investment Holdings Limited, immediately followed by (b) the redemption of all of the shares of OraLabs owned by Gary H. Schlatter, individually, in exchange for the issuance to him of all of the shares of OraLabs, Inc. owned by OraLabs, and (c) the approval of the 2005 Director Stock Plan and the issuance to the OraLabs non-employee directors of 100,000 shares each under that plan:


         /   / FOR                                   /   / AGAINST                              /   / ABSTAIN
2. PROPOSAL TWO: Election of Directors:

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1. ELECTION OF DIRECTORS                                [ ]                   [ ]                     [ ]
   (INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO           FOR ALL                FOR ALL                 WITHHOLD
   VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A                                  EXCEPT                  AUTHORITY
   LINE THROUGH THE NOMINEE'S NAME IN THE                                                             FOR ALL
   LIST BELOW AND MARK CENTER BOX TO RIGHT.)
--------------------------------------------- ---------------------- ------------------------ -----------------------

         NOMINEES:             Du Gang, Wu Chang Jiang, Hu Yong Hong, Tracy Wan Hung


3. PROPOSAL THREE: Amendment of the Articles of Incorporation to change the name of OraLabs from OraLabs Holding Corp. to NVC Lighting Corporation or similar, and to increase the number of common shares authorized to 200,000,000:

         /   /FOR         /   /AGAINST                 /   /ABSTAIN

4. PROPOSAL FOUR: Approval of the 2005 Stock Option, SAR and Stock Bonus Plan:

         /   /FOR        /   /AGAINST                  /   /ABSTAIN

5. PROPOSAL FIVE: Ratify the selection of Murell, Hall McIntosh & Co., PLLP as the independent auditors for the fiscal year ended December 31, 2005, but if the other proposals are not adopted, then this proposal is to ratify the selection of Ehrhardt Keefe Steiner & Hottman, P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2005.

         /   /FOR        /   /AGAINST                  /   /ABSTAIN



         In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Shareholders and at any adjournments thereof. The Board of Directors at present know of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Shareholders.



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Signature                              Signature if Held Jointly

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Name (Please print)                    Name (Please print)

Date: ______________________________   Date:_______________________________